FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228597-05

December 5, 2019

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,139,147,570

(Approximate Initial Mortgage Pool Balance)

$978,242,611

(Offered Certificates)

CGCMT 2019-C7 Mortgage Trust

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

 As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2019-C7

Citi Real Estate Funding Inc.

Ladder Capital Finance LLC

Starwood Mortgage Capital LLC

Rialto Mortgage Finance, LLC

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup

Lead Manager and Sole Bookrunner

Academy Securities	Bancroft Capital, LLC
Co-Manager	Co-Manager

Drexel Hamilton	Siebert Williams Shank & Co., LLC
Co-Manager	Co-Manager

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about December 6, 2019, included as part of our registration statement (SEC File No. 333-228597) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or Siebert Williams Shank & Co., LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Academy Securities, Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC or Siebert Williams Shank & Co., LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

Offered Classes	Expected Ratings (S&P / Fitch / DBRS)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Available Certificate Balance or Notional Amount(2)	Approximate Initial Retained Certificate Balance, Notional Amount or Percentage Interest(2)(3)	Approximate Initial Credit Support(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(6)	Expected Principal Window(6)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$24,868,162	$23,936,000	$932,162	30.000%	(7)	2.96	1/20 – 11/24
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$44,674,590	$43,000,000	$1,674,590	30.000%	(7)	4.99	11/24 – 12/24
Class A-3	AAA(sf) / AAAsf / AAA(sf)	(8)	(8)	(8)	30.000%	(7)	(8)	(8)
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(8)	(8)	(8)	30.000%	(7)	(8)	(8)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$47,747,786	$45,958,000	$1,789,786	30.000%	(7)	7.53	12/24 – 10/29
Class X-A	AA+(sf) / AAAsf / AAA(sf)	$870,023,092(9)	$837,411,000(9)	$32,612,092(9)	N/A	Variable IO(10)	N/A	N/A
Class A-S	AA+(sf) / AAAsf / AAA(sf)	$72,620,104	$69,898,000	$2,722,104	23.625%	(7)	9.99	12/29 – 12/29
Class B	AA-(sf) / AA-sf / AAA(sf)	$52,685,887	$50,711,000	$1,974,887	19.000%	(7)	9.99	12/29 – 12/29
Class C	A-(sf) / A-sf / A(high)(sf)	$55,533,632	$53,452,000	$2,081,632	14.125%	(7)	9.99	12/29 – 12/29

Non-Offered Classes(11)	Expected Ratings (S&P / Fitch / DBRS)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Available Certificate Balance or Notional Amount(2)	Approximate Initial Retained Certificate Balance, Notional Amount or Percentage Interest(2)(3)	Approximate Initial Credit Support(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(6)	Expected Principal Window(6)
Class X-B	NR / A-sf / AA(low)(sf)	$108,219,519(9)	$104,163,000(9)	$4,056,519(9)	N/A	Variable IO(10)	N/A	N/A
Class X-D	NR / BBB-sf / BBB(high)(sf)	$65,501,260(9)	$63,046,000(9)	$2,455,260(9)	N/A	Variable IO(10)	N/A	N/A
Class X-F	NR / BB+sf / BBB(low)(sf)	$15,663,119(9)	$15,076,000(9)	$587,119(9)	N/A	Variable IO(10)	N/A	N/A
Class X-G	NR / BB-sf / BBB(low)(sf)	$14,238,727(9)	$13,705,000(9)	$533,727(9)	N/A	Variable IO(10)	N/A	N/A
Class X-H	NR / B-sf / BB(low)(sf)	$12,815,374(9)	$12,335,000(9)	$480,374(9)	N/A	Variable IO(10)	N/A	N/A
Class D	NR / BBBsf / BBB(high)(sf)	$35,598,375	$34,264,000	$1,334,375	11.000%	(7)	9.99	12/29 – 12/29
Class E	NR / BBB-sf / BBB(low)(sf)	$29,902,885	$28,782,000	$1,120,885	8.375%	(7)	9.99	12/29 – 12/29
Class F	NR / BB+sf / BB(high)(sf)	$15,663,119	$15,076,000	$587,119	7.000%	(7)	9.99	12/29 – 12/29
Class G	NR / BB-sf / BB(high)(sf)	$14,238,727	$13,705,000	$533,727	5.750%	(7)	9.99	12/29 – 12/29
Class H	NR / B-sf / B(high)(sf)	$12,815,374	$12,335,000	$480,374	4.625%	(7)	9.99	12/29 – 12/29
Class J-RR	NR / NR / B(low)(sf)	$18,511,903	$17,818,000	$693,903	3.000%	(7)	9.99	12/29 – 12/29
Class K-RR	NR / NR / NR	$34,174,575	$32,893,569	$1,281,006	0.000%	(7)	9.99	12/29 – 12/29
Class S(12)	N/A	N/A	N/A	3.75%	N/A	N/A	N/A	N/A
Class R(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

805 Third Avenue Non- Offered Classes(13)	Expected Ratings (Moody’s)(1)	Approximate Initial Certificate Balance(2)	Approximate Initial Credit Support(5)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(6)	Expected Principal Window(6)
Class 805A	Baa3(sf)	$23,200,000	37.018%	(14)	9.99	12/29 – 12/29
Class 805B	Ba3(sf)	$28,900,000	26.509%	(14)	9.99	12/29 – 12/29
Class 805C	B3(sf)	$32,900,000	14.545%	(14)	9.99	12/29 – 12/29
Class 805D	NR	$32,700,000	2.654%	(14)	9.99	12/29 – 12/29
Class 805H(15)	NR	$7,300,000	0.000%	(14)	9.99	12/29 – 12/29

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown, are, as applicable those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”), DBRS Credit Ratings, LLC (“DBRS”) and Moody’s Investor Service (“Moody’s”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch, DBRS and Moody’s have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variance discussed in a footnote below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates (collectively, the “Class X Certificates” or the “Pooled Class X Certificates”) may vary depending upon the final pricing of the classes of Pooled Principal Balance Certificates (as defined in footnote (7) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of the Pooled Class X Certificates would be equal to zero at all times, such class of certificates will not be issued on the Closing Date or (b) the pass-through rate of any class of Pooled Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, the certificate balance of such class of Pooled Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Pooled Class X Certificates.

(3)	On the Closing Date, Starwood Mortgage Capital LLC, as “retaining sponsor” (as such term is defined in the Credit Risk Retention Rules) for the securitization constituted by the issuance of the Pooled Certificates (as defined in footnote (7) below), is expected to cause two separate “majority-owned affiliates” (as defined in the Credit Risk Retention Rules) to purchase (i) an “eligible vertical interest” (as defined in the Credit Risk Retention Rules), in the form of pooled certificates representing approximately 3.75% of the initial certificate balance, notional amount or percentage interest, as applicable, of each class of Pooled Certificates (collectively referred to herein as the “VRR interest”), as set forth in the table above under “Approximate Initial Retained Certificate Balance, Notional Amount or Percentage Interest”, and (ii) an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules), in the form of the Class J-RR and Class K-RR certificates (in each case excluding the portion comprising part of the VRR interest) (referred to herein as the “HRR interest”), representing at least 1.25% of the aggregate fair value of all the Pooled Certificates. See “Credit Risk Retention” in the Preliminary Prospectus.

(4)	"Approximate Initial Credit Support" means, with respect to any class of Pooled Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Pooled Principal Balance Certificates, if any, junior to the subject class of Pooled Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Pooled Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate. The approximate initial credit support percentage shown for each class of Pooled Principal Balance Certificates does not take into account the subordination provided by the Trust Subordinate Companion Loan (as defined in footnote (13) below), provided that payments on the Trust Subordinate Companion Loan are generally subordinate to payments on the related senior loans in the 805 Third Avenue loan combination as and to the extent provided in the related co-lender agreement.

(5)	"Approximate Initial Credit Support" means, with respect to any class of the Loan-Specific Certificates (as defined in footnote (13) below), the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Loan-Specific Certificates, if any, backed by the Trust Subordinate Companion Loan junior to the subject class of Loan-Specific Certificates, divided by (ii) the sum of (A) the aggregate of the initial certificate balances of all classes of loan-specific certificates backed by the Trust Subordinate Companion Loan and (B), the aggregate outstanding principal balance of the senior loans included in the 805 Third Avenue loan combination, in each case as of the cut-off date.

(6)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan or the Trust Subordinate Companion Loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(7)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Glass G, Class H, Class J-RR and Class K-RR certificates (collectively, the “Pooled Principal Balance Certificates”, and collectively with the Pooled Class X Certificates and the Class S certificates, the “Pooled Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%. The Trust Subordinate Companion Loan will not be taken into account in determining pass-through rates on the Pooled Principal Balance Certificates. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(8)	The exact initial certificate balances of the Class A-3 and Class A-4 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial Certificate Balances (and corresponding available and retained portions thereof), weighted average lives and principal windows of the Class A-3 and Class A-4 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial Certificate Balance of the Class A-3 and Class A-4 certificates is expected to be approximately $680,112,450, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Initial Available Certificate Balances	Expected Range of Initial Retained Certificate Balances	Expected Range of Weighted Avg. Life (Yrs)	Expected Range of Principal Window

Class A-3	$51,947,197 – $317,916,849	$50,000,000 – $306,000,000	$1,947,197 – $11,916,849	9.91 – 9.91	10/29 – 11/29 / 10/29 – 11/29

Class A-4	$362,195,601 – $628,165,253	$348,619,000 – $604,619,000	$13,576,601 – $23,546,253	9.98 – 9.95	11/29 – 12/29 / 11/29 – 12/29

(9)	The Pooled Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Pooled Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Pooled Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of Pooled Principal Balance Certificates identified in the same row as such class of Pooled Class X Certificates in the chart below (as to such class of Pooled Class X Certificates, the “Corresponding Pooled Principal Balance Certificates”):

Class of Pooled Class X Certificates	Class(es) of Corresponding Pooled Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S
Class X-B	Class B and Class C
Class X-D	Class D and Class E
Class X-F	Class F
Class X-G	Class G
Class X-H	Class H

(10)	The pass-through rate for each class of Pooled Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Pooled Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus.

(11)	The classes of certificates set forth below “Non-Offered Classes” and “805 Third Avenue Non-Offered Classes” in the table are not offered by this Term Sheet.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(12)	Neither the Class S certificates nor the Class R certificates will have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Any excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates as set forth in “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class R certificates will represent the residual interests in each of three separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(13)	The Class 805A, Class 805B, Class 805C, Class 805D and Class 805H certificates are collectively referred to as the “Loan-Specific Certificates” or the “Loan-Specific Principal Balance Certificates” (and, collectively with the Pooled Principal Balance Certificates, constitute the “Principal Balance Certificates”). The Loan-Specific Certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the 805 Third Avenue trust subordinate companion loan (the “Trust Subordinate Companion Loan”). The Trust Subordinate Companion Loan will be included as an asset of the issuing entity but will not be part of the mortgage pool backing the Pooled Certificates. No class of Pooled Certificates will have any interest in the Trust Subordinate Companion Loan. See “Description of the Mortgage Pool—The Loan Combinations—The 805 Third Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

(14)	The pass-through rates for the Loan-Specific Certificates, in each case, will equal one of the following per annum rates: (i) a fixed rate, (ii) the net mortgage rate (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) on the Trust Subordinate Companion Loan, (iii) the lesser of a specified rate and the net mortgage rate on the Trust Subordinate Companion Loan described in clause (ii), or (iv) the net mortgage rate on the Trust Subordinate Companion Loan described in clause (ii) less a specified rate, but no less than 0.00000%. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(15)	Citi Real Estate Funding Inc. is the only sponsor (and will act as “retaining sponsor” (as such term is defined in the Credit Risk Retention Rules)), with respect to the securitization transaction constituted by the issuance of the Loan-Specific Certificates. In connection therewith, the Class 805H certificates (the “Loan-Specific HRR Certificates”) will be purchased and retained by a third party purchaser contemplated by Rule 7 of the Credit Risk Retention Rules (the “805 Third Avenue Retaining Third Party Purchaser”), in accordance with the credit risk retention rules applicable to the securitization transaction constituted by the issuance of the Loan-Specific Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,139,147,570
Number of Mortgage Loans	55
Number of Mortgaged Properties	113
Average Cut-off Date Balance	$20,711,774
Weighted Average Mortgage Rate	3.96634%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	117
Weighted Average Remaining Amortization Term (months)(4)	375
Weighted Average Cut-off Date LTV Ratio(5)	61.8%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	57.6%
Weighted Average UW NCF DSCR(6)	1.99x
Weighted Average Debt Yield on Underwritten NOI(7)	9.9%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	17.8%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	26.7%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	55.5%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	11.0%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	8.4%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	12.2%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Rooms information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a loan combination (as defined under “Collateral Overview—Loan Combination Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future. The mortgage pool does not include, and the terms “mortgage loan” and “mortgage loans” (as used in this Term Sheet) are not intended to refer to, the Trust Subordinate Companion Loan.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (a) (i) “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the “as-is” appraised value for a portfolio of mortgaged properties may include a premium relating to the valuation of the portfolio of mortgaged as a whole rather than as the sum of individually valued mortgaged properties, or (b) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.

(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that such Debt Yields may be calculated based on the Cut-off Date Balance net of a related earnout or holdback reserve, as further described in the definitions of “Debt Yield on Underwritten NOI” and “Debt Yield on Underwritten NCF” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Sole Lead Manager:	Citigroup Global Markets Inc.

Co-Managers:	Academy Securities Inc. Bancroft Capital, LLC Drexel Hamilton, LLC Siebert Williams Shank & Co., LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,139,147,570

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
Risk Retention Consultation Party:	LNR Securities Holdings, LLC
Credit Risk Retention:

For a discussion of the manner in which the U.S. credit risk retention requirements are being satisfied by Starwood Mortgage Capital LLC, as retaining sponsor for the securitization transaction constituted by the issuance of the Pooled Certificates, see “Credit Risk Retention” in the Preliminary Prospectus. Note that the securitization transaction constituted by the issuance of the Pooled Certificates is not structured to satisfy the EU risk retention and due diligence requirements.

Closing Date:	On or about December 19, 2019
Cut-off Date:	With respect to each mortgage loan, the due date in December 2019 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to December 2019, the date that would have been its due date in December 2019 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in January 2020
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2020
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	December 2072
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

for all the offered certificates

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$978,242,611 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 55 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,139,147,570 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $20,711,774 and are secured by 113 mortgaged properties located throughout 23 states.

—	LTV: 61.8% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.99x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 9.9% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 44.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–       17.8% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–       26.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 41.0% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 96.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.05x coverage or (ii) a 6.00% debt yield, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 50 mortgage loans representing 85.0% of the Initial Pool Balance

–	Insurance: 36 mortgage loans representing 58.1% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 48 mortgage loans representing 85.4% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 70.2% of the portion of the Initial Pool Balance that is secured by office, retail, industrial and mixed use properties

—	Predominantly Defeasance Mortgage Loans: 87.3% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Multifamily: 29.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Office: 20.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 20.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (17.7% are anchored retail properties)

—	Mixed Use: 13.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties.

—	Hospitality: 10.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 113 mortgaged properties are located throughout 23 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (27.2%) and Florida (13.6%)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.(1)	20	61	$582,630,908	51.1%
Ladder Capital Finance LLC	13	14	215,413,000	18.9%
Starwood Mortgage Capital LLC	14	30	203,278,662	17.8%
Rialto Mortgage Finance, LLC	8	8	137,825,000	12.1%
Total	55	113	$1,139,147,570	100.0%

(1)	Citi Real Estate Funding Inc. will transfer the Trust Subordinate Companion Loan to the depositor. The Trust Subordinate Companion Loan will be an asset of the issuing entity but will not be included in the mortgage pool backing the pooled certificates.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms	Cut-off Date Balance Per SF/Unit/Rooms	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	490-504 Myrtle Avenue	$50,000,000	4.4%	Multifamily	236	360,169	1.92	x	7.4%	60.2%
2	650 Madison Avenue	50,000,000	4.4	Mixed Use	600,415	977	2.74	x	10.0%	48.5%
3	805 Third Avenue	50,000,000	4.4	Office	596,100	252	2.63	x	12.2%	32.6%
4	East Village Multifamily Portfolio Pool 2	45,107,662	4.0	Multifamily	109	413,832	1.74	x	6.7%	65.7%
5	405 E 4th Avenue	42,500,000	3.7	Mixed Use	71,254	877	2.17	x	8.3%	63.6%
6	Gartner Campus South	40,290,000	3.5	Office	251,949	160	2.57	x	10.0%	60.0%
7	Harvey Building Products	40,000,000	3.5	Various	2,046,119	78	1.51	x	9.1%	68.8%
8	Marriott Phoenix Airport	40,000,000	3.5	Hospitality	345	115,942	1.99	x	14.2%	52.6%
9	Austin Landing Mixed-Use	38,750,000	3.4	Mixed Use	834,510	106	2.62	x	13.0%	61.9%
10	Giant Anchored Portfolio	38,500,000	3.4	Retail	548,482	177	1.52	x	9.1%	74.3%
	Top 10 Total / Wtd. Avg.	$435,147,662	38.2%				2.16	x	9.9%	58.1%
	Remaining Total / Wtd. Avg.	703,999,908	61.8				1.89	x	9.8%	64.1%
	Total / Wtd. Avg.	$1,139,147,570	100.0%				1.99	x	9.9%	61.8%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date Balance Per SF/Unit/Rooms, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.

(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
490-504 Myrtle Avenue	$50,000,000	4.4%	$35,000,000	-	$85,000,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
650 Madison Avenue	$50,000,000	4.4%	$536,800,000	$213,200,000	$800,000,000	(3)	(3)	(3)
805 Third Avenue	$50,000,000	4.4%	$100,000,000	$125,000,000	$275,000,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
405 E 4th Avenue	$42,500,000	3.7%	$20,000,000	-	$62,500,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
Harvey Building Products	$40,000,000	3.5%	$120,000,000	-	$160,000,000	BMARK 2019-B14	Midland	Midland
Austin Landing Mixed-Use	$38,750,000	3.4%	$50,000,000	$26,000,000	$114,750,000	BMARK 2019-B15	Midland	Midland
Giant Anchored Portfolio	$38,500,000	3.4%	$58,500,000	-	$97,000,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
Alrig Portfolio	$35,000,000	3.1%	$14,500,000	-	$49,500,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
Park Central Tower	$35,000,000	3.1%	$25,000,000	-	$60,000,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
Shoppes at Parma	$35,000,000	3.1%	$22,075,000	-	$57,075,000	CGCMT 2019-C7	Wells Fargo	LNR Partners, LLC
Wells Fargo Place	$10,000,000	0.9%	$70,000,000	-	$80,000,000	MSC 2019-L3	Wells Fargo	LNR Partners, LLC

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(2)	Each loan combination will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject loan combination. See, however, the chart entitled “Loan Combination Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held by a third party or included in a separate securitization transaction.

(3)	The 650 Madison Avenue mortgage loan will be serviced under the Controlling PSA for the securitization transaction into which the related controlling subordinate companion loan is contributed. The servicer and special servicer with respect to the 650 Madison Avenue mortgage loan will be the master servicer and special servicer appointed pursuant to such Controlling PSA.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgaged Property Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total UW NOI Debt Yield(2)
490-504 Myrtle Avenue(4)	$50,000,000	$35,000,000	$20,000,000	-	$105,000,000	4.58999%	60.2%	74.3%	1.92x	1.28x	7.4%	6.0%
650 Madison Avenue	$50,000,000	$536,800,000	-	$213,200,000	$800,000,000	3.48600%	48.5%	66.1%	2.74x	2.01x	10.0%	7.3%
805 Third Avenue	$50,000,000	$100,000,000	-	$125,000,000	$275,000,000	4.04000%	32.6%	59.8%	2.63x	1.50x	12.2%	6.6%
Austin Landing Mixed-Use(5)	$38,750,000	$50,000,000	-	$26,000,000	$114,750,000	5.62723%	61.9%	80.0%	2.62x	1.52x	13.0%	10.0%
The Grand McCarren(6)	$28,000,000	-	$4,500,000	-	$32,500,000	5.06369%	62.4%	72.4%	1.64x	1.17x	7.0%	6.0%
Homewood Suites – Eatontown(7)	$17,150,000	-	$2,500,000	-	$19,650,000	5.22728%	60.8%	69.7%	2.33x	1.80x	15.1%	13.2%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.

(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s).

(4)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for 490-504 Myrtle Avenue has been rounded for presentation purposes. The full precision total debt interest rate is 4.58999428571429%.

(5)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for Austin Landing Mixed-Use has been rounded for presentation purposes. The full precision total debt interest rate is 5.62723311546841%.

(6)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for The Grand McCarren has been rounded for presentation purposes. The full precision total debt interest rate is 5.06369230769231%.

(7)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for Homewood Suites – Eatontown has been rounded for presentation purposes. The full precision total debt interest rate is 5.22727735689%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut- off Date Balance
490-504 Myrtle Avenue	Serviced	Note A-1	Yes	—	CGCMT 2019-C7	$50,000,000
		Note A-2	No	CREFI	Not Identified	$35,000,000

650 Madison Avenue	Outside Serviced	Note A-1-1	Control Shift Note(6)	—	CGCMT 2019-C7	$50,000,000
		Note A-1-2	No	CREFI	Not Identified	$242,900,000
		Note A-2	No	GSB	Not Identified	$146,450,000,
		Note A-3	No	BCREI	Not Identified	$146,450,000
		Notes A-4, A-5, A-6, A-7	No	Various(7)	Not Identified(8)	$1,000,000
		Notes B-1, B-2, B-3, B-4	Yes(6)	Various(7)	Not Identified(8)	$213,200,000

805 Third Avenue	Serviced	Note A-1	Control Shift Note(6)	—	CGCMT 2019-C7	$50,000,000
		Note A-2	No	CREFI	Not Identified	$50,000,000
		Note A-3	No	CREFI	Not Identified	$40,000,000
		Note A-4	No	CREFI	Not Identified	$10,000,000
		Note B	Yes(6)	—	CGCMT 2019-C7	$125,000,000

405 E 4th Avenue	Serviced	Note A-1	Yes	—	CGCMT 2019-C7	$42,500,000
		Note A-2	No	CREFI	Not Identified	$20,000,000

Harvey Building Products	Outside Serviced	Note A-1-1	No	—	CGCMT 2019-C7	$40,000,000
		Note A-1-2	No	CREFI	Not Identified	$20,000,000
		Note A-2	Yes	—	Benchmark 2019-B14	$50,000,000
		Note A-3	No	—	Benchmark 2019-B15	$50,000,000

Giant Anchored Portfolio	Serviced	Note A-1-A	Yes	—	CGCMT 2019-C7	$38,500,000
		Note A-1-B	No	CREFI	Not Identified	$10,000,000
		Note A-2-A	No	WFB	Not Identified	$30,000,000
		Note A-2-B	No	WFB	Not Identified	$18,500,000

Austin Landing Mixed-Use	Outside Serviced	Notes A-1	Control Shift Note(6)	—	Benchmark 2019-B15	$50,000,000
		Note A-2	No	—	CGCMT 2019-C7	$38,750,000
		Note B	Yes(6)	KCM Austin Landing LLC	Not Identified	$26,000,000

Alrig Portfolio	Serviced	Notes A-1, A-3	Yes (Note A-1)	—	CGCMT 2019-C7	$35,000,000
		Note A-2	No	SMF II	Not Identified	$14,500,000

Park Central Tower	Serviced	Note A-1	Yes	—	CGCMT 2019-C7	$35,000,000
		Note A-2	No	—	CF 2019-CF3	$25,000,000

Shoppes at Parma	Serviced	Note A-1-A	Yes	—	CGCMT 2019-C7	$35,000,000
		Note A-2-A	No	—	UBS 2019-C18	$14,000,000
		Note A-3-A	No	LCF	Not Identified	$8,075,000

Wells Fargo Place	Outside Serviced	Notes A-1, A-2	Yes (Note A-1)	—	MSC 2019-L3	$40,000,000
		Notes A-4, A-5, A-6, A-7	No	—	CF 2019-CF3	$30,000,000
		Note A-3	No	—	CGCMT 2019-C7	$10,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization that has closed or as to which (a) a preliminary prospectus or final prospectus has been filed with the SEC or (b) a preliminary offering circular or final offering circular has been printed, that, in each case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC and no preliminary offering circular or final offering circular has been printed that, in any case, identifies the future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held, or expected to be held, by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Entity names have been abbreviated for presentation.

“BCREI” means Barclays Capital Real Estate Inc.

“CREFI” means Citi Real Estate Funding Inc.

“GSB” means Goldman Sachs Bank USA

“LCF” means Ladder Capital Finance LLC

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

“SMF II” means Starwood Mortgage Funding II LLC

“WFB” means Wells Fargo Bank, National Association

(6)	The subject Loan Combination is an AB Loan Combination or a Pari Passu-AB Loan Combination, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject Loan Combination (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Controlling Note. See “Description of the Mortgage Pool —The Loan Combinations—The 805 Third Avenue Pari Passu-AB Loan Combination”,—The 650 Madison Avenue Pari Passu-AB Loan Combination” and] “— The Austin Landing Mixed-Use Pari Passu-AB Loan Combination” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such Loan Combination.

(7)	The current holders of these notes are CREFI (Note A-4 and Note B-1), GSB (Note A-5 and Note B-2), BCREI (Note A-6 and Note B-3) and BMO Harris Bank, N.A. (Note A-7 and Note B-4).

(8)	Notes A-4, A-5, A-6, A-7, B-1, B-2, B-3 and B-4 are expected to be contributed to one or more commercial mortgage securitization transactions, which may close prior to the CGCMT 2019-C7 securitization transaction. Pursuant to the related Co-Lender Agreement, the entire 650 Madison Avenue Loan Combination will be serviced and administered pursuant to the servicing agreement governing the securitization of the 650 Madison Avenue Controlling Note (Note B-1).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
650 Madison Avenue	CREFI	New York	New York	Mixed Use	$50,000,000	4.4%	MAD 2013-650M
Harvey Building Products	CREFI	Various	Various	Various	$40,000,000	3.5%	COMM 2015-LC23
Marriott Phoenix Airport	LCF	Phoenix	Arizona	Hospitality	$40,000,000	3.5%	LCCM 2017-FL1
Sherwood and Glen Ridge MHC	LCF	Canton	Michigan	Manufactured Housing	$21,000,000	1.8%	LCCM 2017-FL1
170-174 E 2nd St	CREFI	New York	New York	Multifamily	$20,450,308	1.8%	ACR 2014-FL2
Shadow Lake Apartments	CREFI	Doraville	Georgia	Multifamily	$13,400,000	1.2%	CSAIL 2016-C6
Royal Ridge Apartments	LCF	Kansas City	Kansas	Multifamily	$12,000,000	1.1%	JPMCC 2013-LC11
604 Tenth Ave	CREFI	New York	New York	Retail	$11,000,000	1.0%	GSMS 2011-GC3
TownePlace Suites Weston	SMC	Weston	Florida	Hospitality	$10,250,000	0.9%	WFCM 2014-LC16
Wells Fargo Place	SMC	St. Paul	Minnesota	Office	$10,000,000	0.9%	KREF 2018-FL1
Alrig Portfolio - Bingham III	SMC	Bingham Farms	Michigan	Office	$7,023,333	0.6%	WFRBS 2014-LC14
Alrig Portfolio - 30445 Northwestern Highway	SMC	Farmington Hills	Michigan	Office	$4,600,909	0.4%	JPMCC 2012-LC9
Alrig Portfolio - 1750 South Telegraph Road	SMC	Bloomfield Township	Michigan	Office	$4,551,273	0.4%	JPMCC 2012-LC9
Alrig Portfolio - 21 East Long Lake Road	SMC	Bloomfield Hills	Michigan	Office	$1,934,545	0.2%	JPMCC 2012-LC9
Alrig Portfolio - Fairways Office Building	SMC	Farmington Hills	Michigan	Office	$1,795,960	0.2%	JPMCC 2012-LC9
Stoney River Fee	SMC	Troy	Michigan	Other	$2,100,000	0.2%	CGCMT 2016-P5
Alrig Portfolio - CGS Canton	SMC	Canton	Michigan	Office	$981,414	0.1%	JPMCC 2012-LC9

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Multifamily	24	$338,634,570	29.7%	1.92x	63.0%	7.8%
Mid Rise	14	199,190,908	17.5	1.79x	63.2%	7.1%
Garden	10	139,443,662	12.2	2.11x	62.7%	9.0%
Office	22	$233,763,386	20.5%	2.18x	56.5%	10.8%
Suburban	17	163,402,114	14.3	2.03x	62.7%	10.3%
CBD	2	60,000,000	5.3	2.67x	37.8%	12.0%
Medical	3	10,361,273	0.9	1.72x	67.7%	11.6%
Retail	24	$229,888,364	20.2%	1.63x	69.4%	10.0%
Anchored	15	201,770,000	17.7	1.62x	69.8%	10.1%
Unanchored	6	24,130,273	2.1	1.72x	66.2%	9.1%
Single Tenant Retail	2	2,023,000	0.2	1.84x	70.0%	8.8%
Shadow Anchored	1	1,965,091	0.2	1.72x	67.7%	11.6%
Mixed Use	4	$157,850,000	13.9%	2.41x	57.6%	10.1%
Office/Retail	2	88,750,000	7.8	2.69x	54.4%	11.3%
Office/Multifamily	1	42,500,000	3.7	2.17x	63.6%	8.3%
Retail/Office	1	26,600,000	2.3	1.88x	58.8%	8.7%
Hospitality	6	$115,250,000	10.1%	2.24x	56.2%	14.0%
Full Service	2	72,500,000	6.4	2.31x	52.5%	13.9%
Extended Stay	2	27,400,000	2.4	2.20x	62.0%	14.4%
Select Service	1	9,750,000	0.9	1.93x	62.9%	14.1%
Limited Service	1	5,600,000	0.5	1.95x	62.9%	13.8%
Industrial	29	$36,081,250	3.2%	1.51x	68.8%	9.1%
Warehouse/Distribution	22	20,295,000	1.8	1.51x	68.8%	9.1%
Manufacturing	2	12,225,000	1.1	1.51x	68.8%	9.1%
Warehouse	5	3,561,250	0.3	1.51x	68.8%	9.1%
Manufactured Housing	2	$23,400,000	2.1%	1.43x	69.3%	8.6%
Self Storage	1	$2,180,000	0.2%	1.41x	61.9%	9.4%
Other - Leased Fee	1	$2,100,000	0.2%	1.34x	48.8%	8.6%
Total	113	$1,139,147,570	100.0%	1.99x	61.8%	9.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

Manufactured Housing 2.1%
Self Storage 0.2%
Industrial 3.2%
Leased Fee 0.2%
Hospitality 10.1%
Multifamily
29.7%
Mixed Use
13.9%
Retail
20.2%
Office
20.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	17	$310,190,908	27.2%	$2,059,800,000	52.2%	$94,200,743	43.0%
Florida	7	155,245,000	13.6	259,150,000	6.6	17,051,808	7.8
Ohio	9	91,850,000	8.1	258,640,000	6.6	20,021,408	9.1
Texas	5	78,303,662	6.9	172,070,000	4.4	10,796,243	4.9
Michigan	14	68,762,727	6.0	123,080,000	3.1	8,566,049	3.9
New Jersey	5	63,550,000	5.6	98,400,000	2.5	6,095,846	2.8
Pennsylvania	11	57,835,000	5.1	166,100,000	4.2	11,148,002	5.1
California	2	49,400,000	4.3	109,800,000	2.8	5,831,968	2.7
North Carolina	3	44,300,000	3.9	68,566,000	1.7	4,195,824	1.9
Georgia	3	44,000,000	3.9	76,400,000	1.9	3,837,449	1.8
Arizona	1	40,000,000	3.5	76,100,000	1.9	5,680,580	2.6
Virginia	2	35,780,000	3.1	48,520,000	1.2	3,711,045	1.7
Wisconsin	1	25,875,000	2.3	34,850,000	0.9	2,510,160	1.1
Massachusetts	11	16,995,000	1.5	99,100,000	2.5	6,111,966	2.8
Connecticut	8	16,210,000	1.4	54,600,000	1.4	3,970,265	1.8
New Hampshire	5	12,150,000	1.1	67,500,000	1.7	4,174,752	1.9
Kansas	1	12,000,000	1.1	21,900,000	0.6	1,305,429	0.6
Minnesota	1	10,000,000	0.9	125,000,000	3.2	8,600,297	3.9
Maine	2	2,762,273	0.2	8,200,000	0.2	517,839	0.2
Rhode Island	2	1,657,500	0.1	10,200,000	0.3	639,346	0.3
Illinois	1	1,169,000	0.1	1,670,000	0.0	101,513	0.0
Missouri	1	854,000	0.1	1,220,000	0.0	77,194	0.0
Vermont	1	257,500	0.0	1,600,000	0.0	98,589	0.0
Total	113	$1,139,147,570	100.0%	$3,942,466,000	100.0%	$219,244,314	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

WA
MT
ND
ME
MN
OR
ID
SD
WI
VT
NH
NY
MA
CT
RI
WY
MI
IA
PA
NJ
NE
NV
UT
CO
IL
IN
OH
MD
DE
CA
WV
VA
KS
MO
KY
NC
TN
AZ
NM
OK
AR
SC
GA
AL
MS
LA
TX
FL
Percent of
Initial Pool Balance
>10.0%
>5.0 – 10.0%
>1.0 – 5.0%
0.0 – 1.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
854,000 - 4,999,999	6	$13,353,000	1.2%
5,000,000 - 9,999,999	9	65,875,000	5.8
10,000,000 - 19,999,999	17	234,623,662	20.6
20,000,000 - 29,999,999	5	120,525,000	10.6
30,000,000 - 39,999,999	10	346,873,246	30.5
40,000,000 - 49,999,999	5	207,897,662	18.3
50,000,000 – 50,000,000	3	150,000,000	13.2
Total	55	$1,139,147,570	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.30 - 1.50	4	$42,810,000	3.8%
1.51 - 2.00	35	703,682,570	61.8
2.01 - 2.50	9	168,715,000	14.8
2.51 – 2.89	7	223,940,000	19.7
Total	55	$1,139,147,570	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	26	$629,670,908	55.3%
Interest Only, Then Amortizing	15	304,325,000	26.7
Amortizing (30 Years)	10	124,378,662	10.9
Amortizing (27 Years)	1	40,000,000	3.5
Amortizing (50 Years)	1	38,750,000	3.4
Interest Only – ARD	2	2,023,000	0.2
Total	55	$1,139,147,570	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	36	$625,059,570	54.9%
Hard	16	467,338,000	41.0
Soft	2	38,250,000	3.4
None	1	8,500,000	0.7
Total	55	$1,139,147,570	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.6 - 39.9	1	$50,000,000	4.4%
40.0 - 49.9	3	54,500,000	4.8
50.0 - 59.9	7	194,940,000	17.1
60.0 - 69.9	36	695,254,570	61.0
70.0 – 74.7	8	144,453,000	12.7
Total	55	$1,139,147,570	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.6 - 39.9	3	$92,400,000	8.1%
40.0 - 49.9	6	123,900,000	10.9
50.0 - 59.9	17	316,448,662	27.8
60.0 – 70.0	29	606,398,908	53.2
Total	55	$1,139,147,570	100.0%
(1) See footnotes (1), (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	34	$735,949,570	64.6%
Acquisition	20	401,098,000	35.2
Recapitalization	1	2,100,000	0.2
Total	55	$1,139,147,570	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.400 - 4.000	26	$639,135,908	56.1%
4.001 - 4.500	23	478,358,662	42.0
4.501 - 5.000	5	19,473,000	1.7
5.001 - 5.090	1	2,180,000	0.2
Total	55	$1,139,147,570	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.6 - 7.9	14	$277,590,908	24.4%
8.0 - 8.9	5	89,769,000	7.9
9.0 - 9.9	13	251,957,662	22.1
10.0 - 10.9	8	205,490,000	18.0
11.0 - 14.9	13	294,790,000	25.9
15.0 - 15.4	2	19,550,000	1.7
Total	55	$1,139,147,570	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.5 - 7.9	14	$277,590,908	24.4%
8.0 - 8.9	15	315,343,000	27.7
9.0 - 9.9	11	257,088,662	22.6
10.0 - 10.9	4	69,500,000	6.1
11.0 - 14.9	10	217,225,000	19.1
15.0 – 15.2	1	2,400,000	0.2
Total	55	$1,139,147,570	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$12,900,000	1.1%
24	3	63,055,000	5.5
30	1	19,400,000	1.7
36	5	97,255,000	8.5
48	1	12,215,000	1.1
60	3	99,500,000	8.7

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$44,930,000	3.9%
120	52	1,094,217,570	96.1
Total	55	$1,139,147,570	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59 - 60	3	$44,930,000	3.9%
119 - 120	52	1,094,217,570	96.1
Total	55	$1,139,147,570	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	28	$631,693,908	55.5%
324 – 324	1	40,000,000	3.5
360 - 360	25	428,703,662	37.6
600 - 600	1	38,750,000	3.4
Total	55	$1,139,147,570	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	28	$631,693,908	55.5%
324 - 324	1	40,000,000	3.5
360 - 360	25	428,703,662	37.6
600 - 600	1	38,750,000	3.4
Total	55	$1,139,147,570	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	48	$993,755,908	87.2%
Defeasance or Yield Maintenance	4	82,313,000	7.2
Yield Maintenance	3	63,078,662	5.5
Total	55	$1,139,147,570	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	48	$973,294,570	85.4%
Real Estate Tax	50	$968,257,570	85.0%
TI/LC(2)	20	$461,520,000	70.2%
Insurance	36	$661,493,662	58.1%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Brazilian Court	Hospitality	$32,500,000	2.9%	60	2.71x	13.5%	52.4%
TownePlace Suites Weston	Hospitality	$10,250,000	0.9%	60	1.98x	13.3%	64.1%
Birdneck Self Storage	Self Storage	$2,180,000	0.2%	59	1.41x	9.4%	61.9%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Amount of

Distributions

The aggregate amount available for distribution to holders of the Pooled Certificates on each distribution date will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans (but not the Trust Subordinate Companion Loan) during the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®. See “Description of the Certificates” in the Preliminary Prospectus.

Distributions	On each Distribution Date, funds available for distribution to holders of the Pooled Certificates (exclusive of any portion thereof that represents (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Pooled Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-D, X-F, X-G and X-H certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4, and A-AB certificates: to the extent of Pooled Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J-RR and Class K-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Pooled Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Pooled Available Funds allocable to principal remaining after distributions in respect of principal to each class of Pooled Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Pooled Available Funds allocable to principal remaining after distributions in respect of principal to each class of Pooled Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Pooled Available Funds allocable to principal remaining after distributions in respect of principal to each class of Pooled Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Pooled Available Funds will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F, Class G, Class H, Class J-RR and Class K-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

No class of Pooled Certificates will be entitled to distributions from amounts paid or advanced on and allocable to the Trust Subordinate Companion Loan, and such amounts will not be included in the Pooled Available Funds.

The holders of the Loan-Specific Certificates will only be entitled to distributions from amounts paid or advanced on and allocated to the Trust Subordinate Companion Loan in accordance with the co-lender agreement relating to the 805 Third Avenue loan combination.

Realized Losses	The certificate balances of the Pooled Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class on such Distribution Date. On each Distribution Date, any such losses will be applied to the respective classes of Pooled Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K-RR certificates; second, to the Class J-RR certificates; third, to the Class H certificates; fourth, to the Class G certificates; fifth, to the Class F certificates; sixth, to the Class E certificates; seventh, to the Class D certificates; eighth, to the Class C certificates; ninth, to the Class B certificates; tenth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Pooled Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Pooled Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Pooled Principal Balance Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate Pooled Available Funds for such Distribution Date) is required to be distributed to holders of the Pooled Certificates (excluding holders of the Class F, Class G, Class H, Class J-RR, Class K-RR and Class S certificates) as follows: (a) first, such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group BC”) of the Class X-B, Class B and Class C certificates and (iii) the group (the “YM Group DE” and, together with the YM Group A and the YM Group BC, the “YM Groups”) of the Class X-D, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the class or classes of Pooled Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then, the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group, in the following manner: (i) each class of Pooled Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Pooled Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Pooled Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Pooled Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Pooled Principal Balance Certificates in such YM Group will be distributed to the class of Pooled Class X Certificates in such YM Group. If there is more than one class of Pooled Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Pooled Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F, Class G, Class H, Class J-RR and Class K-RR certificates as provided in the CGCMT 2019-C7 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class S or Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Any yield maintenance charges or prepayment premiums payable in respect of the Trust Subordinate Companion Loan will be distributed to holders of the Loan-Specific Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and the Trust Subordination Companion Loan and, with respect to all of the mortgage loans serviced under the CGCMT 2019-C7 pooling and servicing agreement and the Trust Subordinate Companion Loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and/or the Trust Subordinate Companion Loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate, compounded annually.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	One or more loan combinations each constitutes an “outside serviced loan combination” (as identified under “Collateral Overview—Loan Combination Summary” above), in which case, the CGCMT 2019-C7 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more loan combinations may be identified in the Preliminary Prospectus as a “servicing shift loan combination”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift loan combination will initially be serviced pursuant to the CGCMT 2019-C7 pooling and servicing agreement during which time such mortgage loan, such loan combination and each related companion loan will be a serviced mortgage loan, a serviced loan combination and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such loan combination and each related companion loan will be an outside serviced mortgage loan, an outside serviced loan combination and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2019-C7 pooling and servicing agreement); each related loan combination constitutes a “serviced loan combination”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (including, in the case of the 805 Third Avenue loan combination, the Trust Subordinate Companion Loan) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the most subordinate class(es) of Pooled Certificates (exclusive of the Class S certificates) then outstanding (i.e., first, to the Class K-RR certificates, then, to the Class J-RR certificates, then to the Class H certificates, then, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

As a result of calculating an Appraisal Reduction Amount that is allocated to the Trust Subordinate Companion Loan, the amount of any required P&I Advance with respect to the Trust Subordinate Companion Loan will be reduced, which will have the effect of reducing the amount of interest available to the Loan-Specific Certificates then-outstanding, generally in reverse sequential order of payment priority.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts (continued)	For various purposes under the CGCMT 2019-C7 pooling and servicing agreement (including, with respect to the Pooled Principal Balance Certificates, for purposes of determining the Non-Reduced Certificates and the Controlling Class, as well as the occurrence of a Control Termination Event and an Operating Advisor Consultation Trigger Event), any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Pooled Principal Balance Certificates as follows: first, to the Class K-RR, Class J-RR, Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB certificates, pro rata based on certificate balance.

For various purposes under the CGCMT 2019-C7 pooling and servicing agreement, any Appraisal Reduction Amount allocated to the Trust Subordinate Companion Loan will be allocated to notionally reduce the certificate balances of the Loan-Specific Principal Balance Certificates.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan or the Trust Subordinate Companion Loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan or the Trust Subordinate Companion Loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, Collateral Deficiency Amounts with respect to the mortgage loans will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan or Trust Subordinate Companion Loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan or a Trust Subordinate Companion Loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans and the Trust Subordinate Companion Loan will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the CGCMT 2019-C7 pooling and servicing agreement will be:

●	except (i) in the case of the 805 Third Avenue loan combination prior to the occurrence and continuance of a control appraisal period with respect to such loan combination (an “805 Third Avenue Control Appraisal Period”), (ii) with respect to an excluded mortgage loan, (iii) with respect to a serviced loan combination as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled loan combination”), and (ii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative;

●	with respect to any serviced outside controlled loan combination (which may include a servicing shift loan combination or a serviced loan combination with a controlling subordinate companion loan held outside the issuing entity), if and for so long as such holder is entitled under the related co-lender agreement to exercise

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note (during any such period, the “outside controlling note holder”); and

●	with respect to the 805 Third Avenue loan combination so long as it is not an excluded mortgage loan (i) for so long as no 805 Third Avenue Control Appraisal Period exists, the 805 Third Avenue Controlling Class Representative and (ii) for so long as a 805 Third Avenue Control Appraisal Period exists and a Control Termination Event has not occurred and is continuing, the Controlling Class Representative.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or loan combination with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) (or, with respect to the 805 Third Avenue loan combination so long as a 805 Third Avenue Control Appraisal Period does not exist, the 805 Third Avenue Controlling Class Representative or the holder(s) of more than 50% of the 805 Third Avenue Controlling Class (by certificate balance)) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by holders of at least a majority of the controlling class of Pooled Certificates by certificate balance. The “Controlling Class” with respect to the Pooled Certificates is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an aggregate outstanding certificate balance as notionally reduced by any portion of the Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class F certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Pooled Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class F, Class G, Class H, Class J-RR and Class K-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, (i) Starwood Conduit CMBS Vertical Retention LLLC, a Delaware limited liability company, is expected to purchase the VRR interest, (ii) Starwood CMBS Horizontal Retention CGCMT 2019-C7 LLC, a Delaware limited liability company, is expected to purchase the Class J-RR certificates and the Class K-RR certificate(in each case, excluding the portion compromising part of the VRR interest) and (iii) LNR Securities Holdings, LLC (or an affiliate) is expected to purchase a majority interest in each of the Class X-F, Class X-G, Class X-H, Class F, Class G and Class H certificates (in each case, excluding the portion comprising part of the VRR interest), to receive the Class S certificates (excluding the portion comprising part of the VRR interest), and to be appointed the initial Controlling Class Representative.

The “805 Third Avenue Controlling Class Representative” will be the 805 Third Avenue Controlling Class certificateholder or other representative selected by holders of at least a majority of the controlling class of the Loan-Specific Certificates by certificate balance. The “805 Third Avenue Controlling Class” is, as of any time of determination, the most subordinate class of the 805 Third Avenue Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any portion of the Cumulative Appraisal Reduction Amount then allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that if no such class meets the preceding requirement, then the most senior class of the 805 Third Avenue Control Eligible certificates will be the “805 Third Avenue Controlling Class”. The “805 Third Avenue Control Eligible Certificates” consist of the Class 805D and Class 805H certificates.

On the Closing Date, it is expected that BSREF Holdings LLC, will be the initial 805 Third Avenue Controlling Class Representative.

Control Termination

Event	A “Control Termination Event” will: (1) with respect to any mortgage loan (other than the 805 Third Avenue loan combination) either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Pooled Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero; and (2) with respect to the 805 Third Avenue loan combination, be determined in accordance with clause (1) of this definition, but only if an 805 Third Avenue Control Appraisal Period exists. With respect to

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Pooled Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

The holders of the Loan-Specific Certificates representing the majority of the certificate balance of the 805 Third Avenue Control Eligible Certificates, if the related certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, for the Trust Subordinate Companion Loan to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for the applicable loan combination, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will occur: (1) with respect to any mortgage loan (other than the 805 Third Avenue loan combination), when none of the classes of the Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Pooled Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero; and (2) with respect to the 805 Third Avenue loan combination, be determined in accordance with clause (1) of this definition, but only if an 805 Third Avenue Control Appraisal Period exists. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be a Consulting Party, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	Any applicable Directing Holder will be entitled to have consent and/or consultation rights under the CGCMT 2019-C7 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to each serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the CGCMT 2019-C7 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, (ii) any servicing shift mortgage loan, and (iii) unless an 805 Third Avenue Control Appraisal Period exists, the 805 Third Avenue mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

After the occurrence and during the continuance of an 805 Third Avenue Control Appraisal Period, the control and consent rights of the 805 Third Avenue Controlling Class Representative, as applicable, with respect to the subject loan combination will terminate.

With respect to any servicing shift loan combination (for so long as it is serviced under the CGCMT 2019-C7 pooling and servicing agreement), the holder of the related Controlling Note identified above under the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes” under “Collateral Overview” above (which holder will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

Risk Retention

Consultation Party	A risk retention consultation party is expected to be appointed by the holder or holders of more than 50% of the VRR interest by certificate balance. Such holder or holders will have a continuing right to appoint, remove or replace the risk retention consultation party in its sole discretion. The risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, the risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. LNR Securities Holdings, LLC is expected to be appointed as the initial risk retention consultation party.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the applicable Directing Holder, if any, upon satisfaction of certain conditions specified in the CGCMT 2019-C7 pooling and servicing agreement, for cause at any time, and;

(a)	without cause at any time with respect to the 805 Third Avenue Loan Combination (for so long as an 805 Third Avenue Control Appraisal Period is not continuing); and

(b)	otherwise without cause if either (i) LNR Partners, LLC or its affiliate is no longer the special servicer (with respect to all serviced mortgage loans (other than the 805 Third Avenue loan combination (for so long as an 805 Third Avenue Control Appraisal Period is not continuing)) or (ii) LNR Securities Holdings, LLC or its affiliate owns less than 25% of the certificate balance of the Controlling Class, provided that the applicable Directing Holder will only be permitted to remove LNR Partners, LLC or its affiliate as special servicer without cause if LNR Securities Holdings, LLC or its affiliate owns less than 25% of the certificate balance of the then controlling class of certificates.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the pooled voting rights of the Pooled Certificates (other than the Class S certificates) (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (with respect to all of the serviced loans other than any serviced outside controlled loan combination and the 805 Third Avenue loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the pooled voting rights allocable to the Pooled Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Pooled Certificates that are Non-Reduced Certificates, in the case of either clause (a) or clause (b), vote affirmatively to so replace.

With respect to the 805 Third Avenue loan combination after the occurrence and during the continuance of a Control Termination Event (which, in the case of the 805 Third Avenue loan combination, includes an 805 Third Avenue Control Appraisal Period), the holders of at least 25% of the voting rights allocable to the Pooled Certificates (other than the Class S certificates) and the Loan-Specific Certificates (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (with respect to the related loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the Pooled Certificates and the Loan-Specific Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Pooled Certificates and Loan-Specific Certificates that are Non-Reduced Certificates, in the case of either clause (a) or clause (b), vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a servicing shift loan combination, for so long as it is serviced pursuant to the CGCMT 2019-C7 pooling and servicing agreement, only the holder of the related controlling pari passu companion loan may terminate the special servicer without cause (solely with respect to the related loan combination) and appoint a replacement special servicer for that loan combination.

After the occurrence and during the continuance of a Consultation Termination Event, with respect to the serviced loans (other than with respect to the 805 Third Avenue loan combination unless an 805 Third Avenue Control Appraisal Period exists), if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the pooled certificateholders (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced loans (other than the 805 Third Avenue loan combination unless an 805 Third Avenue Control Appraisal Period exists), resulting in a solicitation of a pooled certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the Pooled Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

At any time, with respect the 805 Third Avenue loan combination, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the loan-specific certificateholders (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the related loan combination, resulting in a solicitation of a loan-specific certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer with respect to the related loan combination if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the Loan-Specific Certificates of those holders that voted on the matter

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

(provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that:

(1) with respect to the Pooled Certificates and the Loan-Specific Certificates, for purposes of a vote to terminate and replace the special servicer for the 805 Third Avenue loan combination at the request of the holders of certificates evidencing not less than 25% of the voting rights allocable to the Pooled Certificates (other than the Class S certificates) and the Loan-Specific Certificates (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of applicable Principal Balance Certificates) of all of the Pooled Certificates (other than the Class S certificates) and the Loan-Specific Certificates, on an aggregate basis;

(2) with respect to Pooled Certificates, (a) for purposes of a vote to terminate and replace the special servicer (other than with respect to the 805 Third Avenue loan combination) or the asset representations reviewer at the request of the holders of Pooled Certificates evidencing not less than 25% of the pooled voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Pooled Certificates evidencing at least 50% of the pooled voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Pooled Principal Balance Certificates) of all of the Pooled Certificates (other than the Class S certificates), on an aggregate basis, and (b) for purposes of a vote to terminate and replace the special servicer (other than with respect to the 805 Third Avenue loan combination unless an 805 Third Avenue Control Appraisal Period exists) based on a recommendation of the operating advisor, after the occurrence and during the continuance of a Consultation Termination Event, consists of the holders of Pooled Certificates evidencing at least 50% of the pooled voting rights of all of the Pooled Certificates; and

(3) with respect to the Loan-Specific Certificates, for purposes of a vote to terminate and replace the special servicer with respect to the 805 Third Avenue loan combination based on a recommendation of the operating advisor, consists of the holders of Loan-Specific Certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all Loan-Specific Certificates, with such quorum including at least three (3) holders of Loan-Specific Certificates that are not risk retention affiliated with each other.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the CGCMT 2019-C7 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the CGCMT 2019-C7 pooling and servicing agreement.

Voting Rights	At all times during the term of the CGCMT 2019-C7 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders in the following percentages:

(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

At all times during the term of the CGCMT 2019-C7 pooling and servicing agreement, the voting rights for the Pooled Certificates (the “pooled voting rights”) will be allocated among the respective classes of pooled certificateholders in the following percentages:

(1)	1% in the aggregate in the case of the respective classes of the Pooled Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Pooled Class X Certificates is greater than zero), and

(2)	in the case of any class of Pooled Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Pooled Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Pooled Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Pooled Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, pooled voting rights will only be exercisable by holders of Pooled Certificates that are Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights or, if applicable, pooled voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S and Class R certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan (or related serviced loan combination, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	With respect to the serviced mortgage loans (other than the 805 Third Avenue mortgage loan) and prior to the occurrence of a Control Termination Event, the operating advisor will have access to any final asset status report and all information available with respect to the transaction on the certificate administrator’s website, but will not have any approval or consultation rights.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and asset status reports and will have certain review and reporting responsibilities with respect to the performance of the special servicer.

After the occurrence of a Consultation Termination Event, the operating advisor will also have the right to recommend to the pooled certificateholders the replacement of the special servicer (other than with respect to the outside serviced mortgage loans and, unless an 805 Third Avenue Control Appraisal Period exists, the 805 Third Avenue loan combination) as described above under the heading “Termination of Special Servicer”.

With respect to 805 Third Avenue loan combination, the operating advisor will have parallel rights and responsibilities with respect to 805 Third Avenue loan combination before and after (and, if applicable, during the continuation of) an 805 Third Avenue Operating Advisor Consultation Trigger Event, including recommending to loan-specific certificateholders the replacement of the special servicer with respect to the 805 Third Avenue loan combination as described above under the heading “Termination of Special Servicer.).

An “805 Third Avenue Operating Advisor Consultation Trigger Event” will occur with respect to the 805 Third Avenue loan combination, when the aggregate outstanding certificate balance of the Class 805H certificates (as notionally reduced by any portion of the Cumulative Appraisal Reduction Amount then allocable to the Class 805H certificates) is 25% or less of the initial aggregate certificate balance of the Class 805H certificates. If the 805 Third Avenue mortgage loan is an excluded mortgage loan, an 805 Third Avenue Operating Advisor Consultation Trigger Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the CGCMT 2019-C7 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of pooled certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of pooled certificateholders evidencing not less than 25% of the pooled voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all pooled certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all pooled certificateholders and the asset representations reviewer. Upon the affirmative vote of pooled certificateholders evidencing at least 75% of the pooled voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2019-C7 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2019-C7 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan (but not the Trust Subordinate Companion Loan) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner of Pooled Certificates wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner of Pooled Certificates does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner of Pooled Certificates may deliver, within the time frame provided in the CGCMT 2019-C7 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan or the Trust Subordinate Companion Loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan or the Trust Subordinate Companion Loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2019-C7 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Liquidated Loan Waterfall	On liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2019-C7 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2019-C7 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity and the Trust Subordinate Companion Loan (if the Trust Subordinate Companion Loan is then held by the issuing entity) (including any such loans as to which the related mortgaged property has become an REO property) is less than 1% of the aggregate principal balance of the pool of mortgage loans and Trust Subordinate Companion Loan as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and, if the Trust Subordinate Companion Loan is then held by the issuing entity, the Trust Subordinate Companion Loan (and all property acquired through exercise of remedies in respect of any mortgage loan or the Trust Subordinate Companion Loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2019-C7 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Certificates, see “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	CREFI
Location (City/State)	Brooklyn, New York	Cut-off Date Balance(2)	$50,000,000
Property Type	Multifamily	Cut-off Date Balance per Unit(1)	$360,169.49
Size (Units)	236	Percentage of Initial Pool Balance	4.4%
Total Occupancy as of 10/25/2019	96.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/25/2019	96.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	3.78764%
Appraised Value	$141,300,000	Original Term to Maturity (Months)	120
Appraisal Date	9/4/2019	Original Amortization Term (Months)	NAP
Borrower Sponsor	Brian Shatz and Josh Zegen	Original Interest Only Period (Months)	120
Property Management	Silverstone Property Group, LLC	First Payment Date	1/6/2020
Maturity Date	12/6/2029

Underwritten Revenues	$7,836,820
Underwritten Expenses	$1,516,729	Escrows(3)
Underwritten Net Operating Income (NOI)	$6,320,091	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,261,091	Taxes	$0	$13,195
Cut-off Date LTV Ratio(1)	60.2%	Insurance	$52,358	$10,472
Maturity Date LTV Ratio(1)	60.2%	Replacement Reserve	$0	$4,917
DSCR Based on Underwritten NOI / NCF(1)	1.94x / 1.92x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.4% / 7.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$85,000,000	81.0%	Loan Payoff	$102,417,123	97.5%
Subordinate Debt	20,000,000	19.0	Origination Costs	1,601,715	1.5
Equity Distribution	928,803	0.9
Upfront Reserves	52,358	0.1

Total Sources	$105,000,000	100.0%	Total Uses	$105,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 490-504 Myrtle Avenue Loan Combination (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $50,000,000 represents the controlling note A-1, which is part of a loan combination evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $85,000,000. See “—The Mortgage Loan” below.

(3)	See “Escrows” below.

■	The Mortgage Loan. The 490-504 Myrtle Avenue mortgage loan (the “490-504 Myrtle Avenue Loan”) is part of a loan combination (the “490-504 Myrtle Avenue Loan Combination”) that is evidenced by two pari passu notes, totaling $85,000,000, that are together secured by a first mortgage encumbering the borrowers’ fee simple interest in two adjacent newly developed Class A multifamily properties consisting of 236 units, located in the Clinton Hill neighborhood of Brooklyn, New York (the “490-504 Myrtle Avenue Property Portfolio”). The 490-504 Myrtle Avenue Loan, which accrues interest at an interest rate of 3.78764% per annum, was originated by CREFI on November 18, 2019. The 490-504 Myrtle Avenue Loan, which is evidenced by the controlling note A-1, has an original principal balance and outstanding principal balance as of the Cut-off Date of $50.0 million, which represents approximately 4.4% of the Initial Pool Balance. The proceeds of the 490-504 Myrtle Avenue Loan Combination, along with a $20,000,000 mezzanine loan, were primarily used to refinance the 490-504 Myrtle Avenue Property Portfolio and pay closing costs.

The 490-504 Myrtle Avenue Loan Combination has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 490-504 Myrtle Avenue Loan Combination requires monthly payments of interest only for the term of the 490-504 Myrtle Avenue Loan Combination. The scheduled maturity date of the 490-504 Myrtle Avenue Loan Combination is the due date in December 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) November 18, 2022 and (ii) the second anniversary of the last securitization of a note comprising part of the 490-504 Myrtle Avenue Loan Combination, the 490-504 Myrtle Avenue Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 490-504 Myrtle Avenue Loan Combination documents. Voluntary prepayment of the 490-504 Myrtle Avenue Loan Combination is permitted on or after the due date occurring in August 2029 without payment of any prepayment premium.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1	$50,000,000	$50,000,000	CGCMT 2019-C7	Yes
A-2	$35,000,000	$35,000,000	CREFI(1)	No
Total	$85,000,000	$85,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

■	The Mortgaged Property. The 490-504 Myrtle Avenue Property Portfolio is comprised of two adjacent, newly developed, Class A buildings totaling 236 units located in the Clinton Hill neighborhood of Brooklyn, New York. The two buildings, comprising the 490-504 Myrtle Avenue Property, are located at 490 Myrtle Avenue (the “490 Myrtle Avenue Property”) and 504 Myrtle Avenue (the “504 Myrtle Avenue Property”) and are 95.7% and 96.5% occupied, respectively, with an average occupancy of 96.2% as of October 25, 2019. The 490-504 Myrtle Avenue Property Portfolio consists of 188 fair market value units (80.0%) and 48 affordable units (20.0%). Each building is part of a separate condominium structure. The 490 Myrtle Avenue Property is comprised of the residential unit of the 490 Myrtle Avenue condominium, which has a 75% interest in the common elements of the 490 Myrtle Avenue condominium. The 504 Myrtle Avenue Property is comprised of the residential unit and the garage unit of the 504 Myrtle Avenue condominium, which has an aggregate 86.2% interest in the common elements of the 504 Myrtle Avenue condominium (see Condominium Structure below).

The 490 Myrtle Avenue Property, according to the appraisal, contains approximately 81,000 gross SF across seven stories. It was constructed in 2015, and it contains a total of 93 units of which 74 are market apartments and 19 affordable apartments. The unit-mix consists of 24 studios, 35 one-bedroom apartments and 34-two bedroom apartments. The 490 Myrtle Avenue Property is serviced by elevators and stairways and the building entrance is a 24-hour attended doorway. The interior finishes, at the 490 Myrtle Avenue Property, include natural wood, white oak flooring throughout the apartments along with white and grey Caeserstone countertops and backsplashes in the kitchens. The kitchens also include soft-close doors and stainless steel appliances. Amenities consist of a fitness center, roof deck, laundry room, dog run, pet grooming station and outdoor courtyard and select units within the building feature private terraces or balconies. The 490 Myrtle Avenue Property also contains non-collateral retail components. The 490 Myrtle Avenue Property benefits from a 421(a) tax abatement (see “421 (a) Tax Abatement” below).

The 504 Myrtle Avenue Property, according to the appraisal, contains approximately 105,000 gross SF across seven stories. It was constructed in 2017 and it contains a total of 143 units of which 114 are market apartments and 29 affordable apartments. The unit-mix consists of 47 studios, 62 one-bedroom apartments and 34 two-bedroom apartments. The 504 Myrtle Avenue Property is serviced by elevators and stairways and the building entrance is a 24-hour attended doorway. The interior finishes, at the 504 Myrtle Avenue Property, include all-white designer kitchens with stainless steel appliances, black Caesarstone countertops and Carrara marble backsplashes. The bathrooms feature subway tile and deep soaking bathtubs and the apartments also include in-unit washers and dryers. According to the appraisal, amenities consist of a fitness center, roof deck, game room, bicycle storage, laundry room and outdoor courtyard. The 504 Myrtle Avenue Property also contains a non-collateral retail component and a parking component, which is part of the collateral. The 504 Myrtle Avenue Property also benefits from a 421(a) tax abatement (see “421 (a) Tax Abatement” below).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

The following table presents certain information relating to the units and rent at 490-504 Myrtle Avenue Property Portfolio:

Multifamily Unit Mix(1)
Unit Type	# of Units	% of Units	Occupied Units(1)	% Occupied	Average Unit Size (SF)	Average Market Rent per Month(2)	In-Place Average Rent per Month
490 Myrtle
Studio_FM	18	19.4%	16	88.9%	420	$2,500	$2,483
Studio_HPD	5	5.4	5	100.0	524	NAP	866
Studio_Super	1	1.1	0	0.0	534	2,500	0
1 Bedroom_FM	28	30.1	27	96.4	575	3,100	2,966
1 Bedroom_HPD	7	7.5	7	100.0	654	NAP	896
2 Bedroom_FM	27	29.0	27	100.0	1002	4,700	4,718
2 Bedroom_HPD	7	7.5	7	100.0	880	NAP	1,094
Subtotal/Wtd. Avg.	93	100.0%	89	95.7%	695	$3,530	$2,982

504 Myrtle
Studio_FM	21	14.7%	19	90.5%	428	$2,700	$2,601
Alcove Studio_FM	16	11.2	15	93.8	467	2,700	2,658
Studio_HPD	8	5.6	8	100.0	365	NAP	758
Alcove Studio_HPD	2	1.4	2	100.0	478	NAP	735
1-Bedroom_FM	45	31.5	45	100.0	580	3,100	3,037
1-Bedroom Plus_FM	5	3.5	5	100.0	668	3,100	3,209
1-Bedroom_HPD	3	2.1	3	100.0	616	NAP	747
1-Bedroom Plus_HPD	9	6.3	8	88.9	442	NAP	755
2-Bedroom_FM	27	18.9	26	96.3	831	4,500	4,438
2-Bedroom_HPD	7	4.9	7	100.0	824	NAP	894
Subtotal/Wtd. Avg.	143	100.0%	138	96.5%	586	$3,302	$2,750
Total / Wtd. Avg.	236		227	96.2%	629	$3,391	$2,832

(1)	Based on the underwritten rent roll dated October 25, 2019.

(2)	Source: Appraisal.

■	Condominium Structure. The 490-504 Myrtle Avenue Property has a condominium structure in place with the 490 Myrtle Avenue Property holding a 75% interest in the common elements of the 490 Myrtle Avenue condominium, and the 504 Myrtle Avenue Property holding an 86.2% interest in the common elements of the 504 Myrtle Avenue condominium. There are a total of 2 unit owners in each of the 590 Myrtle Avenue condominium and the 490 Myrtle Avenue condominium. In both cases, the borrower of the 490-504 Myrtle Avenue Loan exercises control over the condominium boards. The 490 Myrtle Avenue condominium is governed by the board of managers of the 490 Myrtle Avenue condominium. As the owner of the residential unit, the borrowers appoint 2 members of the 3-member board of managers. The 504 Myrtle Avenue condominium is governed by the board of managers of the 504 Myrtle Avenue condominium. As the owner of the residential unit and the garage unit, the borrowers appoint 5 members of the 7-member board of managers. The borrowers are currently performing the obligations of each board of managers to maintain the common elements and maintain the insurance policies described in of the by-laws of the board of managers of each condominium regime. The remaining unit owner is responsible for reimbursing (i) 25% of the costs the borrowers incur in connection with the performance of the board responsibilities with respect to the 490 Myrtle Avenue condominium and (ii) 13.79% of the costs the borrowers incur in connection with the performance of the board responsibilities with respect to the 504 Myrtle Avenue condominium. The condominium documents and 490-504 Myrtle Avenue Loan documents (taken together) provided that any net proceeds of insurance or condemnation will be held and applied to the restoration of the 490 Myrtle Avenue Property and/or the 504 Myrtle Avenue Property, as applicable; and the borrowers will not permit any terms or provisions of the condominium documents to be modified or amended in any material respect, or permit the condominium to be terminated, in each case, without the prior written consent of the lender (which may not be unreasonably withheld, conditioned or delayed).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

■	421(a) Tax Abatement. Each property comprising the 490-504 Myrtle Avenue Property Portfolio is subject to a real estate tax abatement under Section 421a (the “421(a) Abatement”). Each property comprising the 490-504 Myrtle Avenue Property Portfolio is subject to a Regulatory Agreement (each, a “Regulatory Agreement”) with the City of New York Department of Housing Preservation and Development ("HPD"). Pursuant to each Regulatory Agreement, the applicable borrower is entitled to exemptions from increases to the assessed value of the property provided the borrower maintains affordable housing units in accordance with the terms thereof. The lender and HPD entered into a subordination and non-disturbance agreement regarding each Regulatory Agreement. The 409-504 Myrtle Avenue Loan Combination is recourse for any of the lender’s losses in the event of any loss of the 421(a) Abatement in connection with the borrowers’ failure to comply with the terms of Section 421(a) and/or any other legal requirements relating to rent regulations in New York City.

The following table presents certain information relating to historical leasing at 490-504 Myrtle Avenue Property Portfolio:

Historical Leased %(1)(2)

	TTM 9/30/2019	As of 10/25/2019
Owned Space	96.1%	96.2%

(1)	The 504 Myrtle Avenue Property was recently constructed in 2017 and was in lease-up from October 2017 through June 2019, therefore no historical information is available for the 490-504 Myrtle Avenue Loan Combination except the September 30, 2019 trailing twelve months.

(2)	As provided by the borrowers, which represents the weighted average physical occupancy of the two buildings.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at 490-504 Myrtle Avenue Property Portfolio:

Cash Flow Analysis(1)

	TTM 9/30/2019	Underwritten	Underwritten $ per Unit
Apartment Income
Base Rent(2)	$7,721,572	$7,738,779	$32,791
Potential Income from Vacant Units	0	287,292	1,217
Gross Potential Rent	$7,721,572	$8,026,071	$34,009
Vacancy & Credit Loss & Concessions(3)	(586,010)	(287,292)	(1,217)
Total Rent	7,135,562	7,738,779	32,791
Other Income(4)	51,663	98,041	415
Effective Gross Income	$7,187,225	$7,836,820	$33,207

Real Estate Taxes(5)	$163,259	$150,803	$639
Insurance	97,277	119,676	507
Management Fee	215,617	235,105	996
Other Operating Expenses	1,284,272	1,011,145	4,285
Total Operating Expenses	$1,760,424	$1,516,729	$6,427

Net Operating Income(6)	$5,426,801	$6,320,091	$26,780
Replacement Reserves – Apartments	0	59,000	250
Net Cash Flow	$5,426,801	$6,261,091	$26,530

Occupancy	96.1%	96.4%
NOI Debt Yield(7)	6.4%	7.4%
NCF DSCR(7)	1.66x	1.92x

(1)	The 490-504 Myrtle Avenue Property Portfolio, which is comprised of two buildings, the 490 Myrtle Avenue Property and the 504 Myrtle Avenue Property, includes the 490 Myrtle Avenue Property which was constructed in 2015 and the 504 Myrtle Avenue Property that was more recently constructed in 2017 and was in lease up from October 2017 through June 2019. Therefore no historical information is available for the 490-504 Myrtle Avenue Property Portfolio as a whole.

(2)	Underwritten Base Rent is based on the combined occupied units of 490 Myrtle Avenue and 504 Myrtle Avenue as of the underwritten rent roll dated October 25, 2019.

(3)	Vacancy & Credit Loss & Concessions is underwritten to the current 3.6% economic vacancy.

(4)	Other Income consists of parking income, storage fees, late fees, laundry revenue, key & lock fees and miscellaneous income.

(5)	The 504 Myrtle Avenue Property is currently in year 2 of a 25-year 421-a tax abatement program and the 490 Myrtle Avenue Property is currently in year 3 of a 25-year 421-a tax abatement program. Each property receives a 100% exemption on any increases in assessed value for the first 21 years, and the exemption percentage declines by 20% each year in years 22-25. In connection with the 421-a tax abatement, rental amounts for rental tenants are capped at 1.5% for one-year leases and 2.5% for two-year leases. Taxes were underwritten at the average abated amount of (i) $710 per unit with respect to the 490 Myrtle Avenue Property and (ii) $593 per unit with respect to the 504 Myrtle Avenue Property.

(6)	The increase from Most Recent NOI (if past 2018) ($) to Underwritten Net Operating Income ($) is primarily attributable to an increase in vacancy due to the 504 Myrtle Avenue Mortgaged Property being opened as well as concession burn off.

(7)	Calculated based on the aggregate outstanding principal balance of the 490-504 Myrtle Avenue Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

■	Appraisal. According to the appraisal, the 490 Myrtle Avenue Property had an “as-is” appraised value of $54,100,000 as of September 4, 2019 and the 504 Myrtle Avenue Property had an “as-is” appraised value of $87,200,000 as of September 4, 2019.

Property	Appraisal Approach	Value	Discount Rate	Capitalization Rate
490 Myrtle Avenue Property	Direct Capitalization Approach	$54,100,000	N/A	4.50%
504 Myrtle Avenue Property	Direct Capitalization Approach	$87,200,000	N/A	4.25%

■	Environmental Matters. According to a Phase I environmental report, dated October 1, 2019, there are no recognized environmental conditions or recommendations for further action at the 490-504 Myrtle Avenue Property Portfolio.

■	Market Overview and Competition. The 490-504 Myrtle Avenue Property Portfolio is located within Clinton Hill in Kings County, New York which is part of the New York-Jersey City-White Plains metro area (“New York Metro”). The appraisal notes that overall population, personal income and, total employment are the primary economic drivers of apartment demand. According to the appraisal, the area will experience significant growth and over the next five years, Brooklyn is anticipated to have the highest increase in population, of any of the five boroughs of New York City, with an increase of 4.0%. Total employment in the New York market is projected to grow by 157,100 jobs during the 2019-2024 period. The top five major employers within the New York Metro area are: City of New York (City Hall), New York City Department of Education, the US Government, the Metropolitan Transportation Authority and the State of New York. According to the appraisal, for the 2019-2024 period, new supply is expected to average 13,386 units, while net absorption is expected to average 12,411 units lagging new supply. Vacancy rates are expected to remain 3.3%, while rents are forecasted to rise to $3,043.

According to the appraisal, the Clinton Hill neighborhood is located in Brooklyn and is part of the Bushwick multifamily submarket. The neighborhood boundaries are Flushing Avenue (north), Atlantic Avenue (south), Classon Avenue (east) and Clermont Avenue (west). The 490-504 Myrtle Avenue Property Portfolio’s immediate neighborhood consists primarily of multifamily residential, transportation/utility and public institutional uses. Per the appraisal, primary east-west access to the 490-504 Myrtle Avenue Property Portfolio’s neighborhood is provided by Eastern Parkway and Atlantic Avenue and north-south access is provided by Nostrand and Bedford Avenues. The Brooklyn Battery Tunnel, Brooklyn Bridge and Manhattan Bridge to the west of the 490-504 Myrtle Avenue Property Portfolio all provide access to and from Manhattan. Additionally, public transportation is readily available in the area with bus access along Fulton Street as well as Clinton/Washington Avenue subway station, which services the A-C line. The A-C line provides transportation into downtown Manhattan as well as opportunities to transfer to other lines. Additionally, per the appraisal, the G subway line, which services much of Brooklyn and Queens, runs through the center of Clinton Hill and allows travel north to Williamsburg and Queens, as well as the Cobble Hill, Boerum Hill, Gowanus and Park Slope neighborhoods to the west and south.

For the 490-504 Myrtle Avenue Property Portfolio’s immediate neighborhood, the estimated year-end 2019 population is projected to be 48,748 with an average household income of $95,858. According to the appraisal, as of the first quarter of 2019, the total inventory within the submarket is 36,225 units with a 2.8% average vacancy, asking rents of $2,354 per month and net absorption of a positive 338 units. The overall growth, per the appraisal, is expected to continue as both residential and commercial demand continues to rise.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

The following table presents certain information relating to the primary competition for the 490-504 Myrtle Avenue Property Portfolio:

Directly Competitive Buildings(1)

	490 Myrtle Ave(2)	504 Myrtle Ave(2)	Myrtle & Steuben	180 Franklin Avenue	10 Lexington Avenue	The Brooklyn Zinc
Location	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY
Number of Stories	7	7	6	5	5	4
Year Built	2015	2017	2016	2016	2016	2017
Number of units	93	143	72	117	88	75
Occupancy	95.7%	96.5%	NAV	NAV	NAV	NAV
Unit size (SF)
- Studio	420	445	430	429	NAP	419
- 1-BR	575	589	550	619	708	652
- 2-BR	1,002	834	780	875	984	743
Rent per month:(2)
- Studio	$2,471	$2,651	$2,463	$2,400	NAP	$2,788
- 1-BR	$3,026	$3,067	$3,038	$3,716	$3,068	$3,342
- 2-BR	$4,716	$4,439	$4,049	$3,955	$4,052	$4,188

(1)	Source: Appraisal.

(2)	The rent per month for the subject property is based off of the underwritten rent roll dated October 25, 2019.

■	The Borrowers. The borrowers are 490 Myrtle Residential Owner LLC and 504 Myrtle Residential Owner LLC, both Delaware limited liability companies. 490 Myrtle Residential Owner LLC is 100% owned by 490 Myrtle Residential MB LLC and 504 Myrtle Residential Owner LLC is 100% owned by 504 Myrtle Residential MB LLC. 490 Myrtle Residential MB LLC is 100% owned by 490 Myrtle Residential Holdings LP and 504 Myrtle Residential MB LLC is 100% owned by 504 Myrtle Residential Holdings LP. Both 490 Myrtle Residential Holdings LP and 504 Myrtle Residential Holdings LP are 99.99% owned by SPD Myrtle Avenue LLC and 0.01% owned and controlled by SDG Myrtle Manager LLC as a general partner. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of 490-504 Myrtle Avenue Loan Combination. Brian Shatz and Josh Zegen, of Madison Realty Capital, are the nonrecourse carve-out guarantors for the 490-504 Myrtle Avenue Loan Combination. Madison Realty Capital is a New York City-based real estate private equity firm focused on debt and equity investment strategies. Founded in 2004, Madison Realty Capital has closed on approximately $12.0 billion of transactions in the multifamily, retail, office, industrial and hotel sectors.

■	Escrows. On the origination date of the 490-504 Myrtle Avenue Loan Combination, the borrowers funded reserves of $52,358 for insurance.

On each due date, the borrowers will be required to fund the following reserves (i) one-twelfth of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $13,195), (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums for the renewal of coverage, provided that insurance is not covered under an acceptable blanket policy (initially estimated to be $10,472), and (iii) $4,917 for replacement reserves.

■	Lockbox and Cash Management. The 490-504 Myrtle Avenue Loan Combination is structured with a hard lockbox and springing cash management. The borrowers are required to deliver tenant direction letters to the commercial tenants, if any, at the 490-504 Myrtle Avenue Property Portfolio, directing them to remit their rent checks directly to the lender-controlled lockbox. The borrowers are required to cause revenue received by the borrowers or the property manager from the 490-504 Myrtle Avenue Property Portfolio to be promptly deposited into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a 490-504 Myrtle Avenue Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a 490-504 Myrtle Avenue Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 490-504 Myrtle Avenue Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 490-504 Myrtle Avenue Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 490-504 Myrtle Avenue Loan Combination except to the extent such 490-504 Myrtle Avenue Trigger Period exists solely due to a 490-504 Myrtle Avenue Mezzanine Trigger Period (as defined below), in which case such funds will be disbursed to or at the direction of the Mezzanine Lender. Upon the cure of the applicable 490-504 Myrtle Avenue Trigger Period, so long as no other 490-504 Myrtle Avenue Trigger Period exists,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the 490-504 Myrtle Avenue Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

A “490-504 Myrtle Avenue Trigger Period” means a period commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 490-504 Myrtle Avenue Loan Combination documents, (ii) the aggregate debt service coverage ratio for the 409-504 Myrtle Avenue Loan Combination and the 409-504 Myrtle Avenue Mezzanine Loan being less than 1.10x, (iii) the debt service coverage ratio for the 409-504 Myrtle Avenue Loan Combination being less than 1.65 to 1.00, and (iv) the lender receiving written notice from the 409-504 Myrtle Avenue Mezzanine Lender that a 490-504 Myrtle Avenue Mezzanine Trigger Period has occurred and is continuing, and expiring upon, (w) with respect to a 490-504 Myrtle Avenue Trigger Period which commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (x) with respect to a 490-504 Myrtle Avenue Trigger Period which commenced in connection with clause (ii) above, the aggregate debt service coverage ratio for the 409-504 Myrtle Avenue Loan Combination and the 409-504 Myrtle Avenue Mezzanine Loan being equal to or greater than 1.15x for two consecutive calendar quarters, (y) with regard to any 490-504 Myrtle Avenue Trigger Period which commenced in connection with clause (iii) above, the debt service coverage ratio for the 409-504 Myrtle Avenue Loan Combination being equal to or greater than 1.65 to 1.00 for two consecutive calendar quarters, and (z) with regard to any 490-504 Myrtle Avenue Trigger Period commenced in connection with clause (iv) above, the date that the lender receives written notice from the Mezzanine Lender that the Mezzanine Trigger Period has been cured or is otherwise no longer ongoing.

A “490-504 Myrtle Avenue Mezzanine Trigger Period” means a period commencing on the Mezzanine Lender delivering written notice to the lender that an event of default has occurred as is continuing under the 490-504 Myrtle Avenue Mezzanine Loan and expiring upon the Mezzanine Lender delivering written notice to the lender that the applicable 490-504 Myrtle Avenue Mezzanine Loan event of default has been cured and no 490-504 Myrtle Avenue Mezzanine Loan event of default is ongoing.

■	Property Management. The 490-504 Myrtle Avenue Property is currently managed by Silverstone Property Group LLC, an affiliate of the borrowers. Under the 490-504 Myrtle Avenue Loan Combination documents, the lender has the right to terminate the property management agreement or direct the borrowers to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or a debtor in any voluntary bankruptcy or insolvency proceeding, (ii) an event of default has occurred and is ongoing, (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. Provided no event of default under the 490-504 Myrtle Avenue Loan Combination documents has occurred and is continuing, the borrowers have the right to replace the property manager with a property manager approved in writing by the lender (which approval may be conditioned on receipt of a rating agency confirmation).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 490-504 MYRTLE AVENUE

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 18, 2019, 490-504 Myrtle Mezz Funding LLC (the “Mezzanine Lender”) funded a mezzanine loan in the amount of $20,000,000 (the “490-504 Myrtle Avenue Mezzanine Loan”) to 490 Myrtle Residential MB LLC and 504 Myrtle Residential MB LLC. The 490-504 Myrtle Avenue Mezzanine Loan carries an interest rate of 8.00000% per annum and is coterminous with the 490-504 Myrtle Avenue Loan. The 490-504 Myrtle Avenue Loan is subject to an intercreditor agreement. Based on the total combined debt of $105,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below:

Financial Information

	490-504 Myrtle Avenue Loan	490-504 Myrtle Avenue Total Debt
Cut-off Date Balance	$85,000,000	$105,000,000
Cut-off Date LTV Ratio	60.2%	74.3%
Maturity Date LTV Ratio	60.2%	74.3%
DSCR Based on Underwritten NCF	1.92x	1.28x
Debt Yield Based on Underwritten NOI	7.4%	6.0%

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 490-504 Myrtle Avenue Property Portfolio, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 490-504 Myrtle Avenue Property Portfolio for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

FLOOR	SF	TENANT	LEASE EXP.
27	6,871	Ralph Lauren Corporation	12/31/24
26	6,647	Ocean Road Advisors Inc	8/31/27
	4,002	Carson Family Charit. Trust	8/31/27
25	7,456	Lakewood Capital Mgmt LP	12/31/20
	3,218	Navigator Gas US L.L.C.	6/30/22
24	5,406	Caledonia (Private) Invest	12/31/24
23	12,866	BC Partners Inc.	1/31/27
22	5,096	Mid-Atlantic Strategies LLC	12/31/24
	7,770	GMF Capital LLC	12/31/26
21	12,861	Lee Equity Partners LLC	8/31/20
20	12,861	Spring Mountain Capital	9/30/30
19	6,514	BC Partners Inc.	1/31/27
	6,341	WP Global Partners Inc.	8/31/25
18	10,221	Key Square Group LP	3/31/21
	2,667	Key Square Group LP	3/31/21
17	12,866	Willett Advisors LLC	12/31/24
16	12,866	Willett Advisors LLC	12/31/24
15	6,338	Lomas Capital Mgmt LLC	1/31/23
14	12,861	Ralph Lauren Corporation	12/31/24
12	12,861	Ralph Lauren Corporation	12/31/24
11	12,657	Ralph Lauren Corporation	12/31/24
10	28,047	Ralph Lauren Corporation	12/31/24
9	31,221	Ralph Lauren Corporation	12/31/24
8	30,627	Ralph Lauren Corporation	12/31/24
7	44,439	Ralph Lauren Corporation	12/31/24
6	44,412	Ralph Lauren Corporation	12/31/24
5	44,435	Ralph Lauren Corporation	12/31/24
4	44,524	Memorial Sloan Kettering Cancer Center	7/31/23
3	44,504	Memorial Sloan Kettering Cancer Center	7/31/23
2	37,772	Sotheby's Int'l Realty Inc	10/31/35
	154	Memorial Sloan Kettering Cancer Center	7/31/23
G	4,250	Tod's	10/13/23
	3,005	B.A.P.E.	7/31/30
	1,202	Domenico Vacca	1/1/30
	4,650	Moncler	8/31/26
	6,396	Celine	2/28/29
	878	Memorial Sloan Kettering Cancer Center	7/31/23
C1	3,915	Ralph Lauren Corp (storage)	12/31/24
	10,640	Memorial Sloan Kettering Cancer Center (storage)	7/31/23
	97	Tod's (storage)	10/13/23
	4,335	Moncler (storage)	8/31/26
	3,827	Celine (storage)	2/28/29
	700	B.A.P.E. (storage)	7/31/30
C2	4,670	Ralph Lauren Corp (storage)	12/31/24
	3,520	Tod's (storage)	10/13/23
	1,196	Property MGMT Office	12/31/50

500C
2602A
2605A
2501A
2504A
2401A
2304A
2203A
2204A
2100A
2000A
2304B
1903A
1803B
1803A
1601A
1601A
1506A
500B
500B
500B
500D
500A
500A
500A
500A
500A
300A
300A
201A
101C
116A
109A
102A
109A
Storage/Miscellaneous
Storage/Miscellaneous
27
26
25
24
23
22
21
20
19
18
17
16
15
14
12
11
10
9
8
7
6
5
4
3
2
G
C1
C2

VACANT | 2019 – 2020 | 2021 – 2022 | 2023 – 2024 | 2025+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(2)		CREFI
Location (City/State)	New York, New York	Cut-off Date Balance(3)		$50,000,000
Property Type	Mixed Use	Cut-off Date Balance per SF(1)(3)		$977.32
Size (SF)	600,415	Percentage of Initial Pool Balance		4.4%
Total Occupancy as of 10/1/2019	97.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2019	97.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1957, 1987 / 2015	Mortgage Rate		3.48600%
Appraised Value	$1,210,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/31/2019	Original Amortization Term (Months)		NAP
Borrower Sponsors	Vornado Realty L.P., OPG Investment Holdings (US), LLC	Original Interest Only Period (Months)		120
Property Management	650 Madison Office Manager LLC and 650	First Payment Date		1/8/2020
Madison Retail Manager LLC		Maturity Date		12/8/2029

Underwritten Revenues	$87,327,989
Underwritten Expenses	$28,901,495	Escrows(4)
Underwritten Net Operating Income (NOI)	$58,426,495		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$56,776,391	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	48.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	48.5%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.82x / 2.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.0% / 9.7%	Other Reserve	$9,576,014	$0

Sources and Uses(5)
Sources	$	%	Uses	$	%
Senior Notes	$586,800,000	70.7%	Loan Payoff	$800,000,000	96.4%
Junior Notes	213,200,000	25.7	Defeasance Costs	14,157,786	1.7
Existing Loan Reserves	20,051,781	2.4	Upfront Reserves	9,576,014	1.2
Sponsor Equity	9,510,787	1.1	Closing Costs	5,828,767	0.7
Total Sources	$829,562,568	100.0%	Total Uses	$829,562,568	100.0%

(1)	DSCR, LTV, Debt Yield and Balance per SF calculations are based on the aggregate outstanding principal balance of the 650 Madison Avenue Senior Pari Passu Notes (as defined below) and exclude the outstanding principal balance of the 650 Madison Avenue Junior Non-Trust Notes (as defined below). Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI, DSCR Based on Underwritten NCF, Debt Yield Based on Underwritten NOI, Debt Yield Based on Underwritten NCF, and Cut-off Date Balance per SF based on the aggregate outstanding principal balance of the 650 Madison Avenue Loan Combination (as defined below) are 66.1%, 66.1%, 2.07x, 2.01x, 7.3%, 7.1%, and $1,332, respectively.

(2)	The 650 Madison Avenue Loan Combination (as defined below) was co-originated by Citi Real Estate Funding Inc. (“CREFI”), Barclays Capital Real Estate Inc. (“BCREI”), BMO Harris Bank N.A. (“BMO Harris”) and Goldman Sachs Bank USA (“GS Bank”).

(3)	The Cut-off Date Balance of $50,000,000 represents the non-controlling note A-1-1 which is part of a loan combination evidenced by 12 notes having an aggregate outstanding principal balance as of the Cut-off Date of $800,000,000. The related companion loans are evidenced by (i) seven senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $536,800,000 and (ii) four junior notes with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000.

(4)	See “—Escrows below”.

(5)	The borrower sponsors acquired the 650 Madison Avenue Property (as defined below) for a purchase price of approximately $1.3 billion in 2013. Since acquisition, the borrower sponsors have invested approximately $37.5 million in capital expenditures and $51.6 million in tenant improvements and leasing commissions at the 650 Madison Avenue Property, implying total hard equity of $583.4 million remaining in the transaction following the closing of the 650 Madison Avenue Loan Combination.

■	The Mortgage Loan. The mortgage loan (the “650 Madison Avenue Loan”) is part of a loan combination (the “650 Madison Avenue Loan Combination”) evidenced by 12 notes comprising (i) 8 senior pari passu notes (collectively the “650 Madison Avenue Senior Pari Passu Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $586,800,000, and (ii) four junior pari passu notes (collectively, the “650 Madison Avenue Junior Non-Trust Notes”) with an aggregate outstanding principal balance as of the Cut-off Date of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes are subordinate to the 650 Madison Avenue Senior Pari Passu Notes as and to the extent described in “Description of the Mortgage Pool—The Loan Combinations—The 650 Madison Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of all the notes evidencing the 650 Madison Avenue Loan Combination is $800,000,000. The 650 Madison Avenue Loan Combination is secured by the borrower’s fee simple interest in a Class A office and retail building located in New York, New York (the “650 Madison Avenue Property”). The 650 Madison Avenue Loan, which is evidenced by the non-controlling note A-1-1, has an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.4% of the Initial Pool Balance. The related companion loans are evidenced by seven senior pari passu notes (collectively, the “650 Madison Avenue Senior Pari Passu Companion Loans”) which have an aggregate outstanding principal balance as of the Cut-off Date of $536,800,000 and the 650 Madison Avenue Junior Non-Trust Notes, as detailed in the note summary table below. The 650 Madison Avenue Loan Combination was originated by CREFI, BCREI, BMO Harris and GS Bank on November 26, 2019. Each note evidencing the 650 Madison Avenue Loan Combination has an interest rate of 3.48600% per annum. The borrower utilized the proceeds of the 650 Madison Avenue Loan Combination, existing loan reserves and new sponsor equity to refinance the existing debt on the 650 Madison Avenue Property, fund upfront reserves and pay closing and defeasance costs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

The table below summarizes the promissory notes that comprise the 650 Madison Avenue Loan Combination. The relationship between the holders of the 650 Madison Avenue Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The 650 Madison Avenue Pari Passu AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$50,000,000	$50,000,000	CGCMT 2019-C7	No(1)
A-1-2	$242,900,000	$242,900,000	CREFI(2)	No
A-2	$146,450,000	$146,450,000	GS Bank(2)	No
A-3	$146,450,000	$146,450,000	BCREI(2)	No
A-4, A-5, A-6, A-7	$1,000,000	$1,000,000	Various(2)(3)	No
B-1, B-2, B-3, B-4	$213,200,000	$213,200,000	Various(2)(3)	Yes(1)
Total / Wtd. Avg.	$800,000,000	$800,000,000

(1)	The initial Controlling Note is note B-1, so long as no related control appraisal period has occurred and is continuing. If and for so long as a control appraisal period has occurred and is continuing, then the Controlling Note will be note A-1-1. See “Description of the Mortgage Pool— The Loan Combinations— The 650 Madison Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

(2)	Expected to be contributed to one or more future securitization transactions.

(3)	The current holders of these notes are CREFI (Note A-4 and Note B-1), GSB (Note A-5 and Note B-2), BCREI (Note A-6 and Note B-3) and BMO Harris Bank, N.A. (Note A-7 and Note B-4).

The 650 Madison Avenue Loan Combination had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 650 Madison Avenue Loan Combination requires payment of interest only until the scheduled maturity date, which is the due date in December 2029. Voluntary prepayment of the 650 Madison Avenue Loan Combination without payment of a yield maintenance premium is permitted on or after the due date in June 2029. Defeasance of the 650 Madison Avenue Loan Combination with direct, non-callable obligations of the United States of America or other obligations which are “government securities” is permitted under the 650 Madison Avenue Loan Combination documents at any time after the earlier of November 26, 2022 or the second anniversary of the securitization of the last portion of the 650 Madison Avenue Loan Combination.

Loan Combination Metrics
	% of Total Debt	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
A Notes	73.4%	48.5%	10.0%	2.74x
$586,800,000
B Notes	26.7%	66.1%	7.3%	2.01x
$213,200,000

■	The Mortgaged Property. The 650 Madison Avenue Property is a 27-story, 600,415 SF Class A office building with grade level retail located in Midtown Manhattan on Madison Avenue between 59th and 60th Streets. The 650 Madison Avenue Property consists of 543,834 SF of Class A office space, 22,310 SF of ground floor retail space, and 34,271 SF of below-grade storage and flex space. The 650 Madison Avenue Property was originally constructed in 1957 as an eight-story building and in 1987 underwent a significant expansion and renovation, which added the office tower. Based on the underwritten rent roll dated October 1, 2019, the 650 Madison Avenue Property is currently 97.4% leased (based on NRA) to a diverse tenant roster including fashion (Ralph Lauren Corporation (“Ralph Lauren”)), healthcare (Memorial Sloan Kettering Cancer Center (“MSKCC”)) and luxury goods (Celine, Inc. (“Celine”)), as well as finance (Willett Advisors LLC). The top three tenants by UW Gross Rent (as defined below) are all investment grade rated tenants and account for 64.6% of net rentable area (“NRA”) and 58.9% of UW Gross Rent.

Office (90.6% of NRA; 74.5% of in-place UW Gross Rent)

The 543,834 SF of Class A office space at the 650 Madison Avenue Property is currently 97.9% occupied by 17 tenants that collectively contribute 72.0% of UW Base Rent and 74.5% of UW Gross Rent (inclusive of storage rent derived from office tenants). 358,491 SF of the office space (65.9% of Class A office NRA) at the 650 Madison Avenue Property is leased to two investment grade-rated office tenants (Ralph Lauren and Memorial Sloan Kettering Cancer Center).

The largest office tenant at the 650 Madison Avenue Property, Ralph Lauren (rated A2/A- by Moody’s/S&P), occupies 46.1% of the 650 Madison Avenue Property’s NRA and accounts for 36.0% of UW Gross Rent. The tenant has occupied

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

space in the 650 Madison Avenue Property since 1989 and has expanded several times. The 650 Madison Avenue Property serves as Ralph Lauren’s international headquarters. Ralph Lauren designs, markets, and distributes apparel, accessories, fragrances, and home furnishings under a wide range of brands and its operations include wholesale, retail, and licensing.

The second largest office tenant at the 650 Madison Avenue Property, Memorial Sloan Kettering Cancer Center (rated AA/Aa3/AA- by Moody’s/Fitch/S&P), occupies 16.8% of the 650 Madison Avenue Property’s NRA and accounts for 13.0% of UW Gross Rent. MSKCC signed a 10-year lease in 2013 to take over the approximately 100,000 SF medical office space that was previously occupied by Columbia Doctors, a faculty-run medical practice of Columbia University. The tenant has a separate entrance on the 60th Street and uses the space for medical purposes. Memorial Sloan Kettering Cancer Center is a cancer treatment and research institution in New York City, founded in 1884 as the New York Cancer Hospital. MSKCC is the largest and oldest private cancer center in the world, and is one of 50 National Cancer Institute-designated Comprehensive Cancer Centers.

Retail (3.7% of NRA; 25.5% of in-place UW Gross Rent)

The 22,310 SF of ground floor retail space at the 650 Madison Avenue Property is currently 87.4% occupied by five tenants that collectively contribute 28.0% of UW Base Rent and 25.5% of UW Gross Rent (inclusive of storage rent derived from retail tenants).

The ground floor retail space spans an entire block of the Madison Avenue retail corridor and, along with the second floor office space, was previously primarily occupied by Crate & Barrel until 2015. Since then, the borrower sponsors have executed leases with multiple luxury retailers including Celine, Moncler USA Inc (“Moncler”) (each utilizing its space as its respective brand’s flagship location) and B.A.P.E. in the ground floor retail space and an institutional tenant, Sotheby’s Int’l Realty Inc (“Sotheby’s”), in the second floor office space. The re-leasing has further diversified the rent roll at the 650 Madison Avenue Property and, based on UW Gross Rent, the new leases have extended the weighted average lease expiration date of the space previously occupied by Crate & Barrel (excluding Tod’s, which has been a ground floor retail tenant at the 650 Madison Avenue Property since 1998) to August 2029.

The largest retail tenant by UW Gross Rent, Celine, is a wholly owned subsidiary of LVMH (rated A1/A+ by Moody’s/S&P), occupies 1.7% of NRA and accounts for 10.0% of UW Gross Rent. Founded in 1945 by Céline Vipiana, Celine is a French ready-to-wear and leather luxury goods brand that has been owned by LVMH group (OTCMKTS: LVMUY) since 1996. The brand owns almost 140 stores worldwide and is distributed through a network including department stores such as Barneys New York (New York), Bergdorf Goodman (New York), Harrods (London) and Galeries Lafayette (Paris).The retail space showcases Celine’s NYC flagship store as well as the world’s largest Celine store.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 650 Madison Avenue Property:

Largest Office & Retail Tenants

Office Tenant Names	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Ralph Lauren	NR / A2 / A-	277,016	46.1%	$24,767,403	32.5%	$89.41	12/31/2024	1, 10-year option
Memorial Sloan Kettering Cancer Center(5)	AA / Aa3 / AA-	100,700	16.8%	$9,362,079	12.3%	92.97	7/31/2023	1, 5-year option
Willett Advisors LLC	NR / NR / NR	25,732	4.3%	$3,988,460	5.2%	155.00	12/31/2024	None
Sotheby's	B3/NR/B+	37,772	6.3%	$3,459,915	4.5%	91.60	11/30/2035	1, 5-year option
BC Partners Inc.		19,380	3.2%	$2,298,086	3.0%	118.58	1/31/2027	None
Largest Owned Tenants		460,600	76.7%	$43,875,943	57.6%	$95.26
Remaining Office Tenants		92,080	15.3%	$10,957,911	14.4%	$119.00
Total / Wtd. Avg. All Owned Tenant		552,680	92.0%	$54,833,855	72.0%	$99.21

Retail Tenants	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Celine	NR / A1 / A+	10,223	1.7%	$8,600,017	11.3%	$841.24	2/28/2029	None
Moncler	NR / NR / NR	8,985	1.5%	$6,000,000	7.9%	$667.78	8/31/2026	1, 5-year option
Tod's	NR / NR / NR	7,867	1.3%	$5,356,615	7.0%	$680.90	10/13/2023	None
B.A.P.E.(6)	NR / NR / NR	3,705	0.6%	$1,106,000	1.5%	$298.52	7/31/2030	None
Domenico Vacca(6)	NR / NR / NR	1,202	0.2%	$288,000	0.4%	$239.60	3/30/2030	None
Largest Owned Tenants		31,982	5.3%	$21,350,632	28.0%	$667.58

Vacant		15,753	2.6%	NAP	NAP	NAP

Total / Wtd. Avg. All Owned Tenants(7)		600,415	100.0%	$76,184,487	100.0%	$130.31

(1)	Source: Bloomberg.

(2)	Ratings are those of the parent entity whether or not the parent entity is a party to or guarantees the lease.

(3)	UW Base Rent includes contractual rent steps through July 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants. UW Base Rent in the table above excludes $10,080 attributable to an elevator marketing contract with Captivate LLC (0 SF).

(4)	Certain tenants reflected in the chart above and other tenants throughout all Properties, although paying rent, may not be in occupancy with respect to all or a portion of their leased space, and/or under certain conditions may have the option to terminate all or a portion of their leased space prior to the lease expiration date. See “Description of the Mortgage Pool—Tenant Issues—Rights to Cease Operations (Go Dark) at the Leased Property” in the Preliminary Prospectus for more information regarding the foregoing and related tenant issues.

(5)	Memorial Sloan Kettering Cancer Center has the one-time option to terminate its lease upon at least 18 months prior written notice to the landlord, provided that (a) the termination date is not earlier than July 1, 2020, (b) the termination date is not later than June 30, 2022, (c) the termination date is at least 18 months following the date upon which the termination notice is received by the landlord, (d) MSKCC is required to pay to the landlord the termination payment simultaneously with the giving of such termination notice.

(6)	B.A.P.E. and Domenico Vacca are currently completing the build-out of their space and are expected to take occupancy in early 2020.

(7)	Total NRA is inclusive of the property management but there is no associated rent.

The following table presents certain information relating to the lease rollover schedule at the 650 Madison Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule (1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
2020	20,317	3.4%	3.4%	$2,479,060	3.3%	$122.02	2
2021	12,888	2.2	5.6	$1,538,559	2.0	$119.38	3
2022	3,218	0.5	6.1	$353,980	0.5	$110.00	2
2023	114,905	19.2	25.3	$15,320,804	20.1	$133.33	4
2024	313,250	52.3	77.5	$30,121,123	39.5	$96.16	13
2025	6,341	1.1	78.6	$729,215	1.0	$115.00	1
2026	16,755	2.8	81.4	$6,971,250	9.1	$416.07	2
2027	30,029	5.0	86.4	$3,866,158	5.1	$128.75	4
2028	0	0.0	86.4	$10,080	0.0	NAP	1
2029	10,223	1.7	88.1	$8,600,017	11.3	$841.24	1
2030 & Thereafter	55,540	9.3	97.4	$6,204,320	8.1	$111.71	5
Vacant	15,753	2.6	100.0	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	599,219	100.0%	100.0%	$76,194,567	100.0%	$130.59	38

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	UW Base Rent includes contractual rent steps through July 2020 for non-investment grade-rated tenants and the straight-line average for investment grade-rated tenants

(3)	Excludes 1,196 SF which is non-revenue and attributable to the property management office.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

The following table presents certain information relating to historical leasing at the 650 Madison Avenue Property:

Historical Leased %(1)

2016	2017	2018	As of 10/1/2019(1)
94.3%	92.6%	92.2%	97.4%

(1)	Based on the underwritten rent roll dated October 1, 2019.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 650 Madison Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
In-Place Base Rent	$60,021,833	$65,301,771	$65,936,214	$68,490,075	$74,787,979	$124.56
Contractual Rent Steps(2)	0	0	0	0	1,406,588	2.34
Vacant Income	0	0	0	0	3,327,410	5.54
Reimbursements	7,020,651	7,750,395	8,784,226	9,361,042	10,762,016	17.92
Vacancy & Credit Loss(3)	(86,339)	(829,105)	0	75,003	(3,327,410)	(5.54)
Other Income	222,390	265,643	319,055	362,098	371,407	0.62
Effective Gross Income	$67,178,535	$72,488,704	$75,039,495	$78,288,218	$87,327,989	$145.45

Real Estate Taxes	$15,935,782	$16,699,910	$17,606,496	$18,301,078	$19,659,925	$32.74
Insurance	396,387	393,355	378,835	380,309	382,942	$0.64
Utilities	1,068,264	1,112,310	1,147,244	1,153,209	1,161,237	$1.93
Management Fee	1,117,542	1,475,379	1,413,137	1,402,802	873,280	$1.45
Other Operating Expenses	5,959,366	6,266,404	5,936,287	6,089,283	6,824,111	$11.37
Total Operating Expenses	$24,477,341	$25,947,358	$26,481,999	$27,326,681	$28,901,495	$48.14

Net Operating Income(4)	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$58,426,495	$97.31
Replacement Reserves	0	0	0	0	150,104	$0.25
TI/LC	0	0	0	0	1,500,000	$2.50
Net Cash Flow	$42,701,194	$46,541,346	$48,557,496	$50,961,537	$56,776,391	$94.56

Occupancy	86.4%	87.9%	90.8%	91.1%	96.3%(3)
NOI Debt Yield	7.3%	7.9%	8.3%	8.7%	10.0%
NCF DSCR	2.06	2.24	2.34	2.46	2.74

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps include $1,406,588 underwritten for various tenants through July 1, 2020.

(3)	Represents an underwritten economic vacancy of 3.7%.

(4)	The increase from Most Recent NOI (if past 2018) ($) to Underwritten NOI ($) at the 650 Madison Avenue Property is primarily attributable to the signing of six new leases since December 2018 as well as contractual rent steps.

■	Appraisal. According to the appraisal, the 650 Madison Avenue Property had an “as-is” appraised value of $1,210,000,000 as of October 31, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Discounted Cash Flow Approach	$1,210,000,000	6.00%	4.75%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental report dated October 29, 2019, there are no recognized environmental conditions or recommendations for further action at the 650 Madison Avenue Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

■	Market Overview and Competition. The 650 Madison Avenue Property occupies a full block along Madison Avenue between East 59th and 60th Streets within the Plaza District office submarket and the Madison Avenue retail submarket. The Plaza District is the largest office submarket by SF in the country and is bounded by 65th Street to the north, the East River to the east, 47th Street on the south, and Avenue of the Americas on the west. The Madison Avenue retail submarket is located on Madison Avenue between 57th and 72nd Streets. According to the appraisal, Class A office space in the Plaza District had an inventory of approximately 78.2 million SF of office space, direct asking rents of $99.29 per SF and a direct vacancy rate of 8.1% as of the third quarter of 2019. According to the appraisal, the 650 Madison Avenue Property is located within the Madison/Fifth Avenue Class A office micro-market. As of the third quarter of 2019, the Madison/Fifth Avenue Class A office micro-market had an inventory of approximately 18.9 million SF of office space and direct asking rents of $102.23 per SF. The 650 Madison Avenue Property’s UW Gross Rents for office space range from $94.04 per SF to $176.76 per SF, which is comparable to the Direct Asking Rent per SF for the appraiser’s competitive set as set forth below.

Competitive Set (Office Buildings)(1)
						Direct Asking Rent per SF
Property	Office Area (NRA)	Direct Avail. SF	Sublease Avail. SF	Occupied % Direct	Occupied % Total	Low	High
510 Madison Avenue	350,000	12,640	11,500	96.4%	93.1%	$99.00	$129.00
520 Madison Avenue	849,600	114,847	0	86.5%	86.5%	$105.00	$128.00
590 Madison Avenue	1,016,413	215,501	32,189	78.8%	75.6%	$90.00	$145.00
660 Madison Avenue	239,113	0	24,544	100.0%	89.7%	NAP	NAP
712 Fifth Avenue	457,281	72,333	12,090	84.2%	81.5%	$115.00	$175.00
745 Fifth Avenue	410,000	17,938	22,301	95.6%	90.2%	$128.00	$150.00
399 Park Avenue	1,250,000	96,203	47,488	92.3%	88.5%	$110.00	$110.00
450 Park Avenue	247,242	7,841	0	96.8%	96.8%	$125.00	$125.00
499 Park Avenue	265,000	11,303	11,512	95.7%	91.4%	$100.00	$100.00
Total	5,084,649	548,606	161,624
Wtd. Avg.(2)	564,961	60,956	17,958	89.2%	86.0%	$90.00	$175.00

(1)	Source: Appraisal

(2)	Wtd. Avg. figures for the Direct Asking Rent per SF represent the low and high end of each respective range.

The appraiser concluded blended market rents of $108.87 per SF and $986.96 per SF for the office and ground level retail space, respectively. Based on the appraiser’s market rents, the 650 Madison Avenue Property’s in place rent is approximately 8.0% below market rent.

Market Rent Analysis (Office)		Market Rent Analysis (Retail)
Floors	Rent per SF	Tenant Category	Rent per SF
Concourse	$50.00	Below Grade	$35.00
2 to 7	$97.00	60th Corner	$1,250.00
8 to 10	$106.00	60th Street	$250.00
11 to 15	$116.00	59th Corner	$1,250.00
16 to 18	$127.00	59th Street	$350.00
19 to 22	$137.00	59th Midblock	$550.00
23 to 27	$147.00	Inline	$1,250.00

■	The Borrower. The borrower is 650 Madison Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 650 Madison Avenue Loan. The non-recourse carveout guarantors are Vornado Realty L.P. (“Vornado”) and OPG Investment Holdings (US), LLC (“Oxford Guarantor”). Vornado and Oxford Guarantor are liable on a several basis, 50% to Vornado and 50% to Oxford Guarantor, subject to, with respect to each guarantor, an $80,000,000 cap on the full recourse carve-outs relating to bankruptcy and substantive consolidation and a

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

$400,000,000 cap on all other guaranteed obligations. The borrower sponsors of the 650 Madison Avenue Loan are Vornado and Oxford Properties Group (“Oxford”). Vornado is one of the largest owners and operators of commercial real estate in the United States with a portfolio of Class A office, high-value street retail and other property types, primarily located in New York City, aggregating over 37.1 million SF. Oxford is a global real estate investor with approximately $45.0 billion of assets under management on behalf of Ontario Municipal Employees Retirement System (“OMERS”), one of Canada’s largest pension plans. In New York City, Oxford partnered with Crown Acquisitions to acquire Olympic Tower (a 380,000 SF office tower with retail space which includes the Cartier Mansion, Versace townhouse, Furla, and Armani Exchange), and with the Related Companies in the development of Hudson Yards. The joint venture of Vornado and Oxford includes other investors such as Crown Acquisitions. Crown Acquisitions is a real estate firm focused on luxury retail and has previously served as the 650 Madison Avenue Property’s retail operating advisor.

■	Escrows. On the origination date of the 650 Madison Avenue Loan, the borrower funded reserves of (i) $3,197,699 for outstanding tenant improvements and/or leasing commissions and (ii) $6,378,315 for free rent.

Real Estate Tax Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period (as defined below) or 650 Madison Avenue Specified Tenant Trigger Period (as defined below), the borrower is required to deposit 1/12th of an amount which would be sufficient to pay taxes for the next ensuing 12 months.

Insurance Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, insurance deposits are required in an amount equal to 1/12th of an amount which would be sufficient to pay the insurance premium due for the renewal of the coverage afforded by the insurance policies upon the expiration thereof. If the liability or casualty insurance policy maintained by the borrower covering the 650 Madison Avenue Property constitutes an acceptable blanket policy, then no insurance deposits are required.

Rollover Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the rollover account an amount equal to $125,000.

Capital Expenditures Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period, the borrower is required to deposit into the capital expenditure account an amount equal to 1/12th of $0.25 multiplied by the aggregate number of rentable SF then contained in the 650 Madison Avenue Property, which for avoidance of doubt will exclude rentable square footage contained in any Condominium Unit that was previously released from the collateral for the Mortgage Loan.

Operating Expense Reserve: On each monthly payment date during the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the borrower is required to deposit into the operating expense account an amount sufficient to pay monthly operating expenses for the month immediately preceding the month in which such payment date occurs in accordance with the approved annual budget

■	Lockbox and Cash Management. The 650 Madison Avenue Loan is subject to a hard lockbox with springing cash management. The borrower must cause all rents to be delivered directly to the clearing account with the clearing bank. During the continuance of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, the clearing bank must transfer all amounts on deposit in the clearing account once each business day to the cash management account. Funds on deposit in the cash management account will be applied on each payment date in the order and priority set forth in the 650 Madison Avenue Loan Documents. In the absence of a 650 Madison Avenue Trigger Period or a 650 Madison Avenue Specified Tenant Trigger Period, all excess cash flow will be deposited into the borrower’s operating account. During a 650 Madison Avenue Trigger Period, the excess cash flow will be held by the lender and applied in accordance with the terms of the 650 Madison Avenue Loan documents.

A “650 Madison Avenue Trigger Period” means a period (A) commencing upon the earliest to occur of: (i) the debt yield falling below 6.00% for two consecutive quarters , or (ii) an event of default , and (B) terminating upon (x) with respect to clause (i) above, the debt yield being equal or greater than 6.00% for two consecutive quarters or the delivery by borrower to lender of cash collateral or a letter of credit in order to achieve such debt yield, or (y) with respect to clause (ii) above, the event of default has been cured.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

For the avoidance of doubt, the existence of a 650 Madison Specified Tenant Trigger Period (as defined below) will not, by itself, cause a 650 Madison Trigger Period.

Upon a 650 Madison Specified Tenant Trigger Period and prior to a 650 Madison Specified Tenant Trigger Period Cure, a Specified Tenant reserve will be funded monthly until Lender has swept up to $80.00 per SF for the vacating Specified Tenant space into the Specified Tenant reserve. Funds in the Specified Tenant reserve will be released to the borrower upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period” means a period commencing upon the earliest of: (i) any bankruptcy of Ralph Lauren Corporation (together with any single tenant replacing the foregoing and paying no less than 30% of the total gross rent payable at the Property, a “Specified Tenant”), (ii) delivery of any notice of termination or cancellation by a Specified Tenant for all or any portion of the Specified Tenant’s lease and/or if any Specified Tenant’s lease fails to otherwise be in full force and effect, (iii) the Specified Tenant being in monetary default of base rent or any material non-monetary default under the Specified Tenant’s lease beyond applicable notice and cure periods, (iv) the Specified Tenant failing to be in actual, physical possession and operating or dark in the Specified Tenant’s space, provided that it will not be a trigger under this clause (iv) if such Specified Tenant is rated an investment grade rated tenant by at least one of Moody’s, S&P and/or Fitch, or (v) a Specified Tenant’s failure to provide written notice to the borrower of renewal of its lease upon the earlier to occur of 18 months prior to its then current applicable lease expiration and the renewal notice period required under the applicable lease, and ending upon the occurrence of an applicable 650 Madison Avenue Specified Tenant Trigger Period Cure.

A “650 Madison Avenue Specified Tenant Trigger Period Cure” means as applicable, (a) the Specified Tenant affirming its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order, (b) the lender’s receipt of reasonably satisfactory evidence that, among other things, the applicable vacant or dark space referred to in clause (iv) of the definition of “650 Madison Avenue Specified Tenant Trigger Period” is leased, open for business and the applicable tenant is paying full unabated rent, (c) the lender’s receipt of evidence reasonably satisfactory that the default under the Specified Tenant’s lease has been cured, (d) the Specified Tenant’s revocation or rescission of all termination or cancellation notices with respect to the Specified Tenant’s lease and reaffirmation that the Specified Tenant’s lease is in full force and effect, and/or (e) the lender receives reasonably satisfactory evidence that (i) that Specified Tenant has renewed its lease prior to its then applicable lease expiration or (ii) the Specified Tenant’s space is leased for a minimum term of five (5) years, the replacement tenant has taken actual physical possession of the Specified Tenant’s space and the replacement tenant is paying full unabated rent. A 650 Madison Avenue Specified Tenant Trigger Period Cure will also be deemed to have occurred if the debt yield is equal to or greater than 7.5% (excluding gross revenue from any Specified Tenant who is then subject to a 650 Madison Avenue Specified Tenant Trigger Period, but including revenue on a pro forma basis from any new lease with respect to all or any portion of the space demised to such Specified Tenant that was entered into in accordance with the terms of this 650 Madison Avenue Loan Combination agreement).

■	Property Management. The 650 Madison Avenue Loan Combination is managed by 650 Madison Office Manager LLC with respect to the office space, and 650 Madison Retail Manager LLC with respect to the retail space, each an affiliate of the borrower sponsor, pursuant to separate management agreements. Under the 650 Madison Avenue Loan Combination documents, the lender may require the borrower to terminate the any management agreement and replace the applicable property manager if: (i) an event of default under the 650 Madison Avenue Loan Combination documents exists, (ii) there exists a material default by the property manager under the management agreement beyond all applicable notice and cure periods, or (iii) the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the 650 Madison Avenue Loan Combination documents, the borrower may, without lender’s approval and without a rating agency confirmation, terminate the management agreement and replace the manager with certain managers as set forth in the 650 Madison Avenue Loan Combination documents.

■	Condominium Conversion. The borrower has the right to convert the entire 650 Madison Avenue Property to a commercial condominium form of ownership (a “Condominium Conversion”), provided that, among other conditions (i) the resulting condominium regime (the “Condominium”) consists exclusively of the three condominium units (collectively, the “Condominium Units”, each, a “Condominium Unit”) identified in the 650 Madison Avenue Loan Combination documents, (ii) no event of default is continuing, (iii) the condominium declaration and bylaws, all related documents, instruments and agreements (collectively the “Condominium Documents”) will be in the respective forms

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

indicated in the 650 Madison Avenue Loan Combination documents or as otherwise approved by the lender in writing (which approval must not be unreasonably withheld, conditioned or delayed), and (iv) the borrower delivers to the lender such usual and customary documents and other agreements as may be reasonably required by the lender in connection with the Condominium Conversion, including, but not limited to, an amendment to the mortgage and amendments and reaffirmations to the terms and conditions of the 650 Madison Avenue Loan Combination documents reasonably required by the lender, and (v) the borrower has the right to transfer the Condominium Units to one or more transferee borrowers that will assume on a joint and several basis all of borrower’s obligations under the 650 Madison Avenue Loan Combination documents, provided (A) such transferee borrowers will be either (I) controlled by an eligible qualified owner in accordance with the 650 Madison Avenue Loan Combination documents that owns (x) by itself, at least 20% of the common equity interest in such transferee borrowers and (y) together with one or more other eligible qualified owner and/or institutional investors, at least 51% of the common equity interest in such transferee borrowers, with any person owning 10% or more of the equity interests in transferee borrower being a qualified transferee or (II) owned and controlled by one or more entities approved by the lender that are qualified transferees and are otherwise qualified to own the 650 Madison Avenue Property, and (B) rating agency confirmation will be required solely with respect to the legal structure of the transferee borrower(s), the documentation of the loan assumption and the related legal opinions.

■	Release of Collateral. Provided no event of default is continuing, the borrower has the right at any time after the earlier of (a) November 26, 2022, and (b) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and provided that a Condominium Conversion has occurred, to obtain the release of one or more Condominium Units solely in connection with a partial defeasance, subject to the satisfaction of certain conditions including, without limitation, (i) defeasing a portion of the 650 Madison Avenue Loan in an amount that is equal to or greater than 125% of an allocated loan amount for the applicable Condominium Unit determined by dividing the 650 Madison Avenue Loan among the various condominium units pro rata based on their respective appraised values based upon an appraisal of the 650 Madison Avenue Property at the time of the release, provided that (x) the debt yield with respect to the condominium unit(s) remaining subject to the lien of the mortgage after such partial defeasance must, in the aggregate, be equal to or greater than 7.3% and (y) the loan-to-value ratio with respect to the Condominium Unit(s) remaining subject to the lien of the mortgage after such partial defeasance must be equal to or less than 67%, in each case unless approved by the lender in its reasonable discretion, (ii) after giving effect to the partial defeasance, the debt yield for the four calendar quarters then most recently ended, recalculated to include only income and expense attributable to the portion of the 650 Madison Avenue Property that continues to be subject to the liens of the loan documents after the contemplated defeasance and to exclude the interest expense on the aggregate amount defeased, must be no less than the greater of (x) 7.3% and (y) the lesser of (a) the debt yield immediately prior to such release, and (b) 9.125%, and (iii) at the lender’s request, delivery of a rating agency confirmation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 2: 650 Madison Avenue

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 26, 2019, CREFI, BCREI, BMO Harris and GS Bank funded the 650 Madison Avenue Junior Non-Trust Notes in the amount of $213,200,000. The 650 Madison Avenue Junior Non-Trust Notes have an interest rate of 3.48600% per annum and is coterminous with the 650 Madison Avenue Senior Notes. The 650 Madison Avenue Loan Combination is subject to a co-lender agreement. Based on the 650 Madison Avenue Loan Combination of Cut-off Date Balance $800,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below.

Financial Information

	650 Madison Avenue Senior Notes	650 Madison Avenue Loan Combination
Cut-off Date Balance	$586,800,000	$800,000,000
Cut-off Date LTV Ratio	48.5%	66.1%
Maturity Date LTV Ratio	48.5%	66.1%
DSCR Based on Underwritten NCF	2.74x	2.01x
Debt Yield Based on Underwritten NOI	10.0%	7.3%

■	Terrorism Insurance. The 650 Madison Avenue Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 650 Madison Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 650 Madison Avenue Property until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN # 3: 805 THIRD AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

31
- On Location Events, LLC — 7,694 SF / 9/2020

30
- Yankees Entertainment and Sports Network, LLC a/k/a Y.E.S. Network — 23,800 SF / 5/2022

29
- Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation — 23,800 SF / 12/2026

28
- Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation — 23,800 SF / 12/2026

27
- Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation — 23,800 SF / 12/2026

26
- Sub-Tenant: KBA Holdings, Inc. TT: Meredith Corporation — 23,800 SF / 12/2026

25
- Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation — 23,800 SF / 12/2026

24
- Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation — 23,800 SF / 12/2026

23
- Sub-Tenant: Gen II Fund Services, LLC TT: Meredith Corporation — 23,800 SF / 12/2026

22
- Sub-Tenant: Newmax Media, Inc. TT: Meredith Corporation — 23,800 SF / 12/2026

21
- Asset International — 23,800 SF / 12/2020

20
- EnterSolar, LLC — 5,753 SF / 4/2023
- Vacant — 8,540 SF
- Advocate, LLP — 3,577 SF / 1/2026
- Carmel Partners, Inc. — 6,193 SF / 8/2022

19
- Sub: Messner Reeves LLP Main: Poten & Partners, Inc — 29,411 SF / 6/2020

18
- Bernard Herold & Co., Inc. — 5,865 SF / 4/2022
- Norvin Partners, Ltd. — 3,640 SF / 1/2021
- Central Park Group, LLC — 6,353 SF / 2/2021
- Central Park Group, LLC — 2,251 SF / 2/2021

17
- Toyota Tsusho America, Inc. — 23,500 SF / 11/2022

16
- Andreas Esberg & Company, LLP — 3,897 SF / 11/2022
- Vacant — 2,061 SF
- Toyota Tsusho America, Inc. — 17,622 SF / 11/2022

15
- Red Stone Equity Partners LLC — 5,776 SF / 4/2021
- Continental Exhibitions, Inc. — 1,310 SF / 11/2021
- Globis Realty Holdings, LLC — 2,197 SF / 7/2022
- Worth Venture Partners, LLC — 3,035 SF / 10/2022
- Overseas Marine Services — 2,870 SF / 1/2024
- Vacant — 2,930 SF

14
- Oracle Partners, LLC & Kinetic Advisors, LLC — 3,120 SF / 9/2020
- William A. M. Burden & Co., L.P. — 2,350 SF / 10/2021
- Lionpoint Group, LLC — 5,241 SF / 6/2023
- AIFAM, Inc. — 4,481 SF / 7/2021
- C-FAM, Inc. — 1,890 SF / 12/2020
- RBSM LLP — 3,717 SF / 3/2025

12
- William A.M. Burden & Co., L.P. — 5,621 SF / 9/2021
- The Pagan Law Firm P.C. — 3,344 SF / 6/2024
- Edge Wealth Management LLC — 2,486 SF / 3/2022
- Brief Carmen & Kleinman, LLP — 6,012 SF / 1/2022
- Associated Foreign Exchange, Inc. — 4,276 SF / 3/2022
- F&V Capital Management, LLC — 2,420 SF / 1/2022

11
- Atrato Advisors LLC — 1,950 SF / 7/2022
- Vacant — 5,073 SF
- Seven Points Capital, LLC — 3,500 SF / 10/2023
- Vacant — 3,796 SF
- SRA Realty No. 11, Inc. — 4,350 SF / 6/2029
- Ruzow & Associates, Inc. — 2,300 SF / 8/2029
- CG Asset Management LLC — 3,083 SF / 1/2021

10
- Thylan Associates, Inc. — 2,900 SF / 10/2024
- Vacant — 4,711 SF
- Eiseman Levine Lehrhaupt & Kakoyiannis P.C. — 15,889 SF / 7/2022

9
- United States of America — 8,045 SF / 3/2020
- Argyle Service Co., Inc. — 3,239 SF / 6/2021
- Vacant — 6,710 SF
- Vacant — 5,987 SF

8
- GGI NYC, LLC — 2,718 SF / 8/2022
- Guzov, LLC — 2,391 SF / 6/2022
- Vacant — 5,531 SF
- Sierra Financial Ltd. — 2,541 SF / 3/2022
- Dominican Republic Mission — 2,789 SF / 12/2020
- Extell Management Services Inc. — 3,789 SF / 2/2023

7
- Extell Development Company — 23,500 SF / 3/2028

6
- Meredith Corporation — 23,500 SF / 12/2026

Upper
- Soho Photo, Inc. — 350 SF / 10/2021
- Pampano, LLC — 5,783 SF / 10/2022

Mezz.
- Reins International New York, Inc. — 4,915 SF / 10/2030
- Vacant — 1,666 SF
- RH + NY, Inc. — 935 SF / 5/2027
- Silvano Tailor Shop, Inc. — 700 SF / 12/2021

Ground
- Super Runner's Shop — 2,200 SF / 9/2031
- Harrys of London — 1,200 SF / 10/2024
- 3rd Avenue Jewels Inc. — 640 SF / 5/2023
- 764 3rd Ave. Liquors, Inc. — 2,000 SF / 9/2027
- Radiance Tea, Inc. — 1,591 SF / 5/2023
- FedEx Drop Box — MTM

Atrium LL
- Costello & Khaimov, Inc. — 820 SF / 6/2022
- Blue Stone Lane 805, LLC — 350 SF / 3/2023
- 805 the Picnic Basket LLC d/b/a Poke — 1,350 SF / 2/2027
- Vacant — 850 SF
- Radiance Tea, Inc. — 819 SF / 5/2023
- Miranda Interantional, Inc. — 350 SF / 12/2019

VACANT | BUILDING | MTM | 2019 – 2020 | 2021 – 2022 | 2023 – 2024 | 2025 – 2026 | 2027 – 2028 | 2029+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	New York, New York		Cut-off Date Balance(2)	$50,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)	$251.64
Size (SF)	596,100		Percentage of Initial Pool Balance	4.4%
Total Occupancy as of 10/24/2019	91.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 10/24/2019	91.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	1982 / NAP		Mortgage Rate(3)	4.24000%
Appraised Value	$460,000,000		Original Term to Maturity (Months)	120
Appraisal Date	10/1/2019		Original Amortization Term (Months)	NAP
Borrower Sponsor	Charles Steven Cohen		Original Interest Only Period (Months)	120
Property Management	Cohen Brothers Realty Corporation		First Payment Date	1/6/2020
			Maturity Date	12/6/2029

Underwritten Revenues	$33,275,196
Underwritten Expenses	$15,020,787	Escrows(4)
Underwritten Net Operating Income (NOI)	$18,254,409		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,935,189	Taxes	$0	$700,333
Cut-off Date LTV Ratio(1)	32.6%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	32.6%	Replacement Reserve	$0	$9,807
DSCR Based on Underwritten NOI / NCF(1)	2.83x / 2.63x	TI/LC	$4,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.2% / 11.3%	Other	$1,171,861	$0

Sources and Uses

Sources	$	%	Uses	$	%
Senior Notes	$150,000,000	54.5%	Loan Payoff	$162,085,895	58.9%
Subordinate Note	125,000,000	45.5	Principal Equity Distribution	100,842,948	36.7
			Closing Costs	6,899,296	2.5
			Reserves	5,171,861	1.9

Total Sources	$275,000,000	100.0%	Total Uses	$275,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 805 Third Avenue Senior Notes (as defined below). See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $50,000,000 represents the non-controlling senior note A-1, which is part of a loan combination evidenced by four pari passu notes and one subordinate note having an aggregate outstanding principal balance as of the Cut-off Date of $275,000,000. The 805 Third Avenue Loan Combination (as defined below) is evidenced by: the 805 Third Avenue Loan (as defined below), the non-controlling senior notes A-2 ($50,000,000), A-3 ($40,000,000) and A-4 ($10,000,000) which are currently held by CREFI and expected to be contributed to one or more future securitization transactions and a controlling subordinate B note with an outstanding principal balance as of the Cut-off Date of $125,000,000. The 805 Third Avenue Subordinate Note (as defined below) will be an asset of the CGCMT 2019-C7 trust but will not be pooled together with the other mortgage loans and payments of interest and principal received in respect of the 805 Third Avenue Subordinate Note will be available to make distributions in respect of the loan-specific classes of certificates only. The holder of the 805 Third Avenue Subordinate Note will have the right to appoint the special servicer of the 805 Third Avenue Loan Combination and to direct certain decisions with respect to the 805 Third Avenue Loan Combination, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the 805 Third Avenue Subordinate Note, the holder of the 805 Third Avenue Loan will have such rights. For so long as the 805 Third Avenue Subordinate Note is included in the CGCMT 2019-C7 trust, and a control appraisal event does not exist, such rights will be exercised by the directing holder of the CGCMT 2019-C7 loan-specific certificates. See “—The Mortgage Loan” below.

(3)	The A Note Interest rate is 4.24000%, while the B Note interest rate is 3.80000%, the weighted average interest rate is 4.04000%.

(4)	See “—Escrows” below.

■	The Mortgage Loan. The 805 Third Avenue mortgage loan (the “805 Third Avenue Loan”) is part of a loan combination (the “805 Third Avenue Loan Combination”) evidenced by four senior pari passu notes and a controlling subordinate note that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 596,100 SF Class A office building with ground floor retail located New York, New York (the “805 Third Avenue Property”). The 805 Third Avenue Loan, which is evidenced by the non-controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.4% of the Initial Pool Balance. The related senior companion loans (together with the 805 Third Avenue Loan, the “805 Third Avenue Senior Notes”) are evidenced by the non-controlling notes A-2 ($50,000,000), A-3 ($40,000,000) and A-4 ($10,000,000) which are currently held by CREFI and expected to be contributed to one or more future securitization transactions. The subordinate note B (the “805 Third Avenue Subordinate Note”) has an outstanding principal balance as of the Cut-off Date of $125,000,000. The 805 Third Avenue Subordinate Note will be an asset of the CGCMT 2019-C7 trust but will not be pooled together with the other mortgage loans and payments of interest and principal received in respect of the 805 Third Avenue Subordinate Note will be available to make distributions in respect of the loan-specific classes of certificates only. The holder of the 805 Third Avenue Subordinate Note will have the right to appoint the special servicer of the 805 Third Avenue Loan Combination and to direct certain decisions with respect to the 805 Third Avenue Loan Combination, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the 805 Third Avenue Subordinate Note, the holder of the 805 Third Avenue Loan will have such rights. For so long as the 805 Third Avenue Subordinate Note is included in the CGCMT 2019-C7 trust, and a control appraisal event does not exist, such rights will be exercised by the directing holder of the CGCMT 2019-C7 loan-specific certificates. The 805 Third Avenue Loan Combination was originated by CREFI on November 8, 2019, had an aggregate original principal balance of $275,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $275,000,000. The 805 Third Avenue Senior Notes accrue interest at an interest rate of 4.24000% per annum and the 805 Third Avenue Subordinate Note accrues interest at an interest rate of 3.80000% per

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

annum. The proceeds of the 805 Third Avenue Loan Combination were primarily used to refinance prior debt secured by the 805 Third Avenue Property, return equity to the borrower sponsor, pay closing costs and fund upfront reserves.

The table below summarizes the promissory notes that comprise the 805 Third Avenue Loan Combination. The relationship between the holders of the 805 Third Avenue Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The 805 Third Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	CGCMT 2019-C7	No(2)
A-2	$50,000,000	$50,000,000	CREFI(1)	No
A-3	$40,000,000	$40,000,000	CREFI(1)	No
A-4	$10,000,000	$10,000,000	CREFI(1)	No
B	$125,000,000	$125,000,000	CGCMT 2019-C7 (Loan-Specific)	Yes(2)
Total / Wtd. Avg.	$275,000,000	$275,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

(2)	The initial Controlling Note is note B, so long as no related control appraisal period has occurred and is continuing. If and for so long as a control appraisal period has occurred and is continuing, then the Controlling Note will be note A-1. See “Description of the Mortgage Pool— The Loan Combinations— The 805 Third Avenue Pari Passu-AB Loan Combination” in the Preliminary Prospectus. For so long as note B is included in the CGCMT 2019-C7 securitization and a control appraisal event does not exist, such rights will be exercised by the directing older of the CGCMT 2019-C7 loan-specific certificates The 805 Third Avenue Loan Combination will be serviced under the CGCMT 2019-C7 PSA.

The 805 Third Avenue Loan Combination had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 805 Third Avenue Loan Combination. The scheduled maturity date of the 805 Third Avenue Loan Combination is the due date in December 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) November 8, 2022 and (ii) the second anniversary of the closing date of the last securitization of a note comprising part of the 805 Third Avenue Loan Combination, the 805 Third Avenue Loan Combination may be defeased with certain government securities permitted under the 805 Third Avenue Loan Combination documents.

Voluntary prepayment of the 805 Third Avenue Loan Combination is permitted on or after the due date in June 2029 without payment of any prepayment premium.

Loan Combination Metrics
	% of Total Debt	Cut-off Date LTV	UW NOI Debt Yield	UW NCF DSCR
805 Third Avenue Senior Notes ($150,000,000)	54.5%	32.6%	12.2%	2.63x
805 Third Avenue Subordinate Note ($125,000,000)	45.5%	59.8%	6.6%	1.50x

■	The Mortgaged Property. The 805 Third Avenue Property is a 31-story, Class A office building located in Midtown Manhattan on the southeast corner of Third Avenue and 49th Street (the “805 Third Avenue Property”). The 805 Third Avenue Property was developed by the borrower sponsor, Charles Steven Cohen, in 1982 and contains 564,329 SF of Class A office space with 30,659 SF of retail space located at the base of the building in a three-story atrium. The floor plates at the 805 Third Avenue Property range from approximately 18,776 SF to 23,500 SF, which allows for a varied leasing approach for both single users and multiple tenants occupying the same floor. As of the underwritten rent roll dated October 24, 2019, the 805 Third Avenue Property is 91.9% occupied by over 60 tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

Office (94.7% of NRA; 91.7% of in-place UW Gross Rent)

The 564,329 SF office portion is occupied by 44 long-term tenants from a variety of industries with a weighted average original lease term of 13.7 years (based on UW Base Rent).

The largest tenant at the 805 Third Avenue Property, the Meredith Corporation (“Meredith”), comprises 35.7% of total NRA and 30.7% of gross rent and 29.7% of UW base rent on a below market lease (currently paying UW Gross Rent of $46.17 per SF compared to the appraiser’s concluded market rent for their total leased space of $66.00 per SF) through December 2026. Upon its merger with Time Inc. in 2018, the tenant moved to Time Inc.’s office at Brookfield Place and subsequently subleased (i) 95,200 SF of its space on floors 26 through 29 to KBRA (16.0% of NRA), (ii) 47,600 SF on floors 24 and 25 to Gen II Fund Services which subsequently expanded to sublease an additional 22,494 SF on the 23rd floor and now occupies a total of 70,094 SF (11.8% of NRA), and (iii) 23,800 SF on the 22nd floor and 385 SF on the 23rd floor to NewsMax (4.0% of NRA). The subleases collectively account for 88.9% of Meredith’s leased NRA, and all three subleases are coterminous with the Meredith lease, with expiration dates in December 2026.

Currently subleasing 95,200 SF of office space from Meredith, Kroll Bond Rating Agency (“Kroll” or “KBRA”) is the largest tenant in occupancy at the 805 Third Avenue Property. KBRA has used the space as its international headquarters since March 2018. The second and third largest tenants of the 805 Third Avenue Property, Toyota Tsusho America, Inc (Moody’s: A3, S&P: A+) and Poten & Partners Inc. (Fitch: BBB-, S&P: BBB-) are both investment grade-rated and have been in occupancy at the 805 Third Avenue Property for over 10 years.

Retail (5.1% of NRA; 8.1% of in-place UW Gross Rent)

The retail portion of the 805 Third Avenue Property is comprised of 30,659 SF spread across various suites within a three-story retail atrium at the base of the building. The retail atrium includes a total of 15 suites, six of which are grade level suites with full or partial frontage along 3rd Avenue or East 50th Street. The retail suites at the base of the building range from approximately 800 SF to 5,700 SF with a weighted average original lease term of 15.5 years and a weighted average remaining lease term of 6.6 years.

The retail component comprises 8.1% of UW Gross Rent and is highlighted by Pompano Taqueria, Gyu-Kaku, and Bluestone Lane. No retail tenant accounts for more than 1.6% of UW Gross Rent or NRA. Bluestone Lane opened its inaugural location at the 805 Third Avenue Property in August 2013. Since then, the brand has opened 45 additional locations around the country. Gyu-Kaku is a chain of Japanese BBQ restaurants owned by the Colowide Group. There are more than 600 locations in Japan and four locations in New York.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

The following table presents certain information relating to the commercial and retail tenants at the 805 Third Avenue Property:

Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Meredith Corporation(4)(5)	NR / B1 / B+	212,594	35.7%	$8,726,420	29.7%	$41.05	12/31/2026	1, 10-year option
KBRA(5)	NR / NR / NR	95,200	16.0	NAP	NAP	NAP	NAP
Gen II Fund(5)	NR / NR / NR	70,094	11.8	NAP	NAP	NAP	NAP
NewsMax(5)	NR / NR / NR	23,800	4.0	NAP	NAP	NAP	NAP
Poten & Partners Inc.	BBB- / NR/ BBB-	29,696	5.0	2,354,780	8.0	$79.30	6/30/2020	1, 5-year option
Toyota Tsusho America, Inc.	NR/ A3 /A+	41,322	6.9	2,349,954	8.0	$56.87	11/30/2022	1, 5-year option
Extell Development Company	NR / NR / NR	27,289	4.6	1,577,079	5.4	$57.79	3/31/2028	None
YES Network, LLC	NR / NR / NR	23,800	4.0	1,261,400	4.3	$53.00	5/31/2022	1, 5-year option
Office Others(5)		185,241	31.1	10,631,507	36.2	$57.39
Office Subtotal		519,942	87.2%	$26,901,140	91.5%	$51.74
Pampano, LLC	NR / NR / NR	5,783	1.0	505,000	1.7	$87.32	10/31/2022	None
Reins International, Inc.	NR / NR / NR	4,915	0.8	375,431	1.3	$76.38	10/31/2030	None
Radiance Tea, Inc.	NR / NR / NR	2,410	0.4	275,000	0.9	$114.11	5/31/2023	None
764 3rd Ave. Liquors, Inc.	NR / NR / NR	2,000	0.3	254,616	0.9	$127.31	9/30/2027	None
Super Runners Shop	NR / NR / NR	2,200	0.4	246,000	0.8	$111.82	9/30/2031	None
Retail Others		10,835	1.8	846,113	2.9	$78.09
Retail Subtotal		28,143	4.7%	$2,502,160	8.5%	$88.91
Vacant		48,015	8.1%	NAP	NAP	NAP
Total / Wtd. Avg.		596,100	100.0%	$29,403,301	100.0%	$53.65

(1)	Based on the underwritten rent roll dated as of October 24, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes $103,619 of contractual rent steps through November 14, 2020.

(4)	Each of the tenants has the option to terminate its lease effective January 31, 2024, so long as written notice is given by October 31, 2022 and in addition they pay a termination fee.

(5)	Subtenants of Meredith Corporation. Upon a termination of the Meredith lease by either the borrower or Meredith, each of the subtenants will, at the borrower’s option, attorn to the borrower. Meredith Corporation has the right to terminate its lease effective January 2024 upon 15 months’ prior notice.

(6)	Inclusive of telecommunication and storage space and rent.

The following table presents certain information relating to the commercial lease rollover schedule at the 805 Third Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	420	0.1%	0.1%	$1,900	0.0%	$4.52	3
2019	350	0.1	0.2%	$21,000	0.1	$60.00	1
2020	76,974	12.9	13.1%	$5,099,448	17.3	$66.25	8
2021	39,154	6.6	19.7%	$2,181,713	7.4	$55.72	12
2022	133,595	22.4	42.1%	$7,748,369	26.4	$58.00	20
2023	21,685	3.6	45.8%	$1,572,610	5.3	$72.52	9
2024	10,315	1.7	47.5%	$647,311	2.2	$62.75	5
2025	3,717	0.6	48.1%	$190,682	0.6	$51.30	1
2026	216,171	36.3	84.4%	$8,940,905	30.4	$41.36	2
2027	4,285	0.7	85.1%	$390,179	1.3	$91.06	3
2028	23,500	3.9	89.0%	$1,363,000	4.6	$58.00	1
2029	6,650	1.1	90.2%	$385,499	1.3	$57.97	2
2030 & Thereafter	11,269	1.9	92.0%	$860,685	2.9	$76.38	4
Vacant	48,015	8.1	100.0%	NAP	0.0	0.00	NAP
Total / Wtd. Avg.	596,100	100.0%		$29,403,301	100.0%	$53.65	71

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $103,619 of contractual rent steps through November 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

The following table presents certain information relating to historical leasing at the 805 Third Avenue:

Historical Leased%(1)

	2016	2017	2018	As of 10/24/2019(2)
Commercial Owned Space	94.0%	94.0%	93.0%	91.9%

(1)	As provided by the borrower, which represents physical occupancy as of December 31 for the indicated year, unless otherwise specified.

(2)	Based on the underwritten rent roll dated October 24, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 805 Third Avenue Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $per SF
Rental Income(2)	$26,699,624	$26,537,453	$28,121,265	27,948,556	29,403,301	$49.33
Potential Income from Vacant Space	0	0	0	$0	3,062,830	$5.14
Expense Reimbursements	2,739,547	2,224,059	2,540,371	2,662,936	2,568,104	$4.31
Other Income	$1,214,172	$1,189,407	$1,215,336	$1,247,675	$1,303,791	$2.19
Gross Potential Income	$30,653,344	$29,950,919	$31,876,971	$31,859,168	$36,338,026	$60.96
Vacancy & Credit Loss(3)	0	0	0	0	(3,062,830)	($5.14)
Total Effective Gross Income	$30,653,344	$29,950,919	$31,876,971	$31,859,168	$33,275,196	$55.82

Real Estate Taxes	$7,293,968	$7,498,209	$7,881,383	$7,892,156	$8,003,802	$13.43
Insurance	130,858	151,256	158,925	178,433	178,433	$0.30
Management Fee	1,224,990	1,199,840	1,276,093	1,421,253	1,000,000	$1.68
Other Operating Expenses	6,248,473	6,231,853	5,973,813	5,595,640	5,838,552	$9.79
Total Operating Expenses	$14,898,290	$15,081,158	$15,290,213	$15,087,482	$15,020,787	$25.20

Net Operating Income	$15,755,054	$14,869,761	$16,586,758	$16,771,686	$18,254,409	$30.62
TI/LC	0	0	0	0	1,200,000	$2.01
Replacement Reserves	0	0	0	0	119,220	$0.20
Net Cash Flow	$15,755,054	$14,869,761	$16,586,758	$16,771,686	$16,935,189	$28.41

Occupancy(4)	94.0%	94.0%	93.0%	91.9%	91.3%(4)
NOI Debt Yield	10.5%	9.9%	11.1%	11.2%	12.2%
NCF DSCR	2.44x	2.31x	2.57x	2.60x	2.63x

(1)	Interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Commercial Rental Income represents the straight-line average rent includes $103,619 of contractual rent steps through November 2020.

(3)	Vacancy & Credit Loss is underwritten to the current, economic vacancy of 8.7%.

(4)	Represents the underwritten economic vacancy.

■	Appraisal. According to the appraisal, the 805 Third Avenue property had an “as-is” appraised value of $460,000,000 as of October 1, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$470,000,000	N/A	4.00%
Discounted Cash Flow Approach	$460,000,000	6.75%(1)	5.00%(2)

(1)	Represents the internal rate of return.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated October 11, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 805 Third Avenue Property other than the continued implementation of the current asbestos operations and maintenance program.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

■	Market Overview and Competition. The 805 Third Avenue Property is located in New York, New York, within the Midtown East office submarket. Located on the southeast corner of Third Avenue and 49th Street, the 805 Third Avenue Property is situated north of Grand Central station and east of Central Park. According to the appraisal, as of the second quarter of 2019, the Midtown East office submarket contained approximately 60.7 million SF with an overall direct vacancy of 8.9% and average direct asking rents of $78.35 per SF. The 805 Third Avenue Property is surrounded by restaurants, hotels, retails shops and tourist attractions, made accessible by the presence of several major transportation hubs in close proximity.

The 805 Third Avenue Loan Combination benefits from a basis at $461 per SF, which compares favorably to recent sales transactions in the submarket ranging from $706 to $1,052 per SF. According to the appraisal, there are eight directly competitive buildings in the submarket with a weighted average direct occupancy of 90.6% and asking rents which range from $57.00 to $93.00 per SF. The following table presents certain information relating to comparable office buildings for the 805 Third Avenue Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Direct Available SF	Sublease Available SF	Direct Occupancy (%)	Direct Asking Rent PSF (Low)	Direct Asking Rent PSF (High)
805 Third Avenue(2)	596,100	48,015	NAP	91.9%	NAP	NAP
730 Third Avenue	407,000	0	0	100.0%	NAV	NAV
747 Third Avenue	344,965	23,940	3,049	93.1%	$65.00	$69.00
767 Third Avenue	275,000	26,013	0	90.5%	$57.00	$68.00
780 Third Avenue	484,005	90,097	0	81.4%	$66.00	$93.00
800 Third Avenue	530,000	33,250	0	93.7%	$65.00	$75.00
825 Third Avenue	486,326	0	0	100.0%	NAV	NAV
875 Third Avenue	662,588	50,151	0	92.4%	$75.00	$80.00
900 Third Avenue	515,200	124,720	104,973	75.8%	$65.00	$79.00
Total (excluding 805 Third Avenue)	3,705,084	348,171	108,022
Wtd/Avg (excluding 805 Third Avenue)	463,136	43,521	13,503	90.6%	$57.00	$93.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 24, 2019.

The appraiser concluded to blended market rents of $65.39 per SF and $90.62 per SF for the office and retail space, respectively. Based on the appraiser’s overall concluded market rent for the 805 Third Avenue Property of $66.70 per SF, the weighted average in-place rents are approximately 20.0% below market.

Market Rent Analysis (Office)		Market Rent Analysis (Retail)
Floors	Rent per SF	Tenant Category	Rent per SF
6 to 9	$62.00	Lower Level	$65.00
10 to 17	$64.00	Grade	$125.00
18 to 27	$66.00	Mezzanine	$75.00
28 to 30	$68.00
31 (terrace)	$80.00

■	The Borrower. The borrower is 805 Third New York LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 805 Third Avenue Loan Combination. The sponsor and non-recourse carveout guarantor is Charles Steven Cohen, the President and CEO of Cohen Brothers Realty Corporation. Cohen Brothers Realty Corporation, a private real estate development and management firm that develops, redevelops and operates various commercial property types, was founded in 1981. The firm has commercial properties in New York, Houston, South Florida and Southern California. The ongoing net worth and liquidity covenants during the term of the 805 Third Avenue Loan Combination for Charles Steven Cohen are $500.0 million and $50.0 million, respectively.

■	Escrows. On the origination date of the 805 Third Avenue Loan Combination, the borrower funded a reserve of $4,000,000 for tenant improvements and leasing commissions, $713,361 for unfunded obligations and $458,500 for immediate repairs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the 805 Third Avenue Loan Combination: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $700,333) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period; however, such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 805 Third Avenue Loan Combination documents, (iii) a replacement reserve in an amount equal to $9,807 subject to a cap of $450,000, and (iv) if the tenant improvements and leasing commissions reserve drops below $1,200,000, a reserve equal to $75,000 subject to a cap of $4,000,000.

■	Lockbox and Cash Management. The 805 Third Avenue Loan Combination is structured with a hard lockbox and springing cash management. The borrower is required to deliver a tenant direction letter to the existing tenants at the 805 Third Avenue Property, directing them to remit their rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the 805 Third Avenue Property to be deposited into such lockbox immediately. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless an 805 Third Avenue Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of an 805 Third Avenue Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 805 Third Avenue Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 805 Third Avenue Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 805 Third Avenue Loan Combination. Upon the cure of the applicable 805 Third Avenue Trigger Period, so long as no other 805 Third Avenue Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 805 Third Avenue Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

An “805 Third Avenue Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default and (ii) the debt service coverage ratio being less than 1.30x, and expiring upon (a) with respect to clause (i) above, the cure of such event of default and (b) with respect to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters. Notwithstanding the foregoing, no 805 Third Avenue Trigger Period will be deemed to exist solely with respect to clause (ii) of the definition of “805 Third Avenue Trigger Period” during any period that the borrower has deposited cash into an account with the lender or has delivered to the lender a letter of credit in an amount reasonably determined by the lender to be sufficient, if the same were to be deducted from the principal balance of the 805 Third Avenue Loan, to cause the debt service coverage ratio to be equal to or greater than 1.30x. Such additional cash deposit or letter of credit, as applicable, will be returned to the borrower upon the debt service coverage ratio being greater than 1.30x for two consecutive calendar quarters.

■	Property Management. The 805 Third Avenue Property is managed by Cohen Brothers Realty Corporation, an affiliate of the borrower sponsor, pursuant to a management agreement. Under the 805 Third Avenue Loan Combination documents, the lender may, or may require the borrower to, terminate the management agreement and replace the property manager if: (i) an event of default under the 805 Third Avenue Loan Combination documents exists, (ii) there exists a default by the property manager under the management agreement beyond all applicable notice and cure periods, (iii) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding, or (iv) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the 805 Third Avenue Loan Combination documents, the borrower may terminate the management agreement and replace the property manager with a property manager that, in the reasonable opinion of the lender, is a reputable management organization, provided that, if required by the lender, the borrower has obtained a rating agency confirmation.

■	Current Mezzanine or Secured Subordinate Indebtedness. On November 8, 2019, CREFI funded the 805 Third Avenue Subordinate Note in the amount of $125,000,000. The 805 Third Avenue Subordinate Note will be an asset of the CGCMT 2019-C7 trust but will not be pooled together with the other mortgage loans and payments of interest and principal received in respect of the 805 Third Avenue Subordinate Note will be available to make distributions in respect of the loan-specific classes of certificates only. The 805 Third Avenue Subordinate Note has an interest rate of 3.80000% per annum and is coterminous with the 805 Third Avenue Senior Notes. The 805 Third Avenue Loan Combination is subject to a co-lender agreement. Based on the 805 Third Avenue Loan Combination of Cut-off Date

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 3: 805 THIRD AVENUE

Balance $275,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below.

Financial Information

	805 Third Avenue Senior Notes	805 Third Avenue Loan Combination
Cut-off Date Balance	$150,000,000	$275,000,000
Cut-off Date LTV Ratio	32.6%	59.8%
Maturity Date LTV Ratio	32.6%	59.8%
DSCR Based on Underwritten NCF	2.63x	1.50x
Debt Yield Based on Underwritten NOI	12.2%	6.6%

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 805 Third Avenue Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 805 Third Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 805 Third Avenue Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $10,000. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premiums with respect to the policies required under the 805 Third Avenue Loan Combination documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

315 East 10th Street

118-120 East 4th Street

199-203 East 4th Street

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Balance		$45,107,662
Property Type	Multifamily	Cut-off Date Balance per Unit		$413,832
Size (Units)	109	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 9/16/2019	97.2%	Number of Related Mortgage Loans		6
Owned Occupancy as of 9/16/2019	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		3.77000%
Appraised Value(1)	$68,700,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	10/3/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	Seryl Kushner	Original Interest Only Period (Months)		120
Property Management	Westminster Management L.L.C.	First Payment Date		1/6/2020
		Maturity Date		12/6/2029

Underwritten Revenues	$4,348,064
Underwritten Expenses	$1,318,020	Escrows(2)
Underwritten Net Operating Income (NOI)	$3,030,044		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,002,469	Taxes	$66,690	$66,690
Cut-off Date LTV Ratio	65.7%	Insurance	$0	$0
Maturity Date LTV Ratio	65.7%	Replacement Reserve	$0	$2,277
DSCR Based on Underwritten NOI / NCF	1.76x / 1.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	6.7% / 6.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$45,107,662	100.0%	Loan Payoff	$43,295,392	96.0%
			Closing Costs	1,219,915	2.7
			Principal Equity Distribution	525,665	1.2
			Upfront Reserves	66,690	0.1

Total Sources	$45,107,662	100.0%	Total Uses	$45,107,662	100.0%

(1)	See the “Portfolio Summary” table below for the individual properties’ appraised values.

(2)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “East Village Multifamily Portfolio - Pool 2 Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a 109-unit multifamily portfolio comprised of three properties located in the East Village neighborhood of New York, New York at: 199-203 East 4th Street (the “199-203 East 4th Street Property”), 118-120 East 4th Street (the “118-120 East 4th Street Property”) and 315 East 10th Street (the “315 East 10th Street Property”, and, collectively with the 118-120 East 4th Street Property and the 315 East 10th Street Property, the “East Village Multifamily Portfolio - Pool 2 Properties”). The East Village Multifamily Portfolio - Pool 2 Loan had an original principal balance and has an outstanding principal balance as of the Cut-off Date of $45,107,662 and represents approximately 4.0% of the Initial Pool Balance. The East Village Multifamily Portfolio - Pool 2 Loan accrues interest at a fixed rate of 3.77000% per annum. The proceeds of the East Village Multifamily Portfolio - Pool 2 Loan were primarily used to refinance prior debt secured by the East Village Multifamily Portfolio - Pool 2 Properties, pay closing costs, return equity to the borrower sponsor, and fund upfront reserves. The East Village Multifamily Portfolio - Pool 2 Loan was originated on November 21, 2019 by Citi Real Estate Funding Inc. (“CREFI”).

The East Village Multifamily Portfolio - Pool 2 Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The East Village Multifamily Portfolio - Pool 2 Loan requires interest-only payments for the full term and has a scheduled maturity date that is the due date in December 2029. Provided that no event of default has occurred and is continuing under the East Village Multifamily Portfolio - Pool 2 Loan documents, at any time after the second anniversary of the securitization closing date, the East Village Multifamily Portfolio - Pool 2 Loan may be defeased with certain direct full faith and credit obligations of the United States or other obligations which are “government securities” permitted under East Village Multifamily Portfolio - Pool 2 Loan documents. Voluntary prepayment of the East Village Multifamily Portfolio - Pool 2 Loan is permitted (in whole, but not in part) without penalty on or after the monthly payment due date occurring in October 2029.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

■	The Mortgaged Properties.

The following table presents certain information relating to the individual East Village Multifamily Portfolio - Pool 2 Properties:

Portfolio Summary

Property Name	Year Built / Renovated	Units	Property Occupancy(1)	Allocated Cut-off Date Balance	% Allocated Loan Cut-off Date Balance	Appraised Value	% Appraised Value	UW NCF
199-203 East 4th Street(2)	1900 / 2012	28	96.4%	$20,719,478	45.9%	$33,900,000	49.3%	$1,411,636
118-120 East 4th Street	1900 / NAP	69	97.1	17,683,892	39.2	24,900,000	36.2	1,152,670
315 East 10th Street	1920 / 1989	12	100.0	6,704,292	14.9	9,900,000	14.4	438,163
Total / Wtd. Avg.		109	97.2%	$45,107,662	100.0%	$68,700,000	100.0%	$3,002,469

(1)	Represents multifamily occupancy only and based on the underwritten rent roll dated September 16, 2019.

(2)	The 199-203 East 4th Street Property has one commercial unit that was 100.0% occupied as of the underwritten rent roll dated September 16, 2019.

The following table presents certain information relating to the unit mix at the East Village Multifamily Portfolio - Pool 2 Properties:

Multifamily Unit Mix(1)
Property / Unit Type	Average Unit Size (SF)	# of Units	% of Portfolio Units	Occupied Units	% Occupied	In-Place Average Rent per Month	Average Market Rent per Month(2)
199-203 East 4th Street Property
2 BR / 2 BA	575	1	0.9%	1	100.0%	$4,250	$4,200
2 BR (Rent Stabilized)	550	3	2.8%	3	100.0%	$1,501	$4,200
3 BR / 2 BA	810	20	18.3%	19	95.0%	$5,199	$5,200
4 BR / 2 BA	1,000	3	2.8%	3	100.0%	$5,983	$6,000
6 BR / 3 BA	1,200	1	0.9%	1	100.0%	$7,000	$7,000
Total / Wtd. Avg.	808	28	25.7%	27	96.4%	$4,917	$5,207

118-120 East 4th Street Property
Studio (Rent Stabilized)	350	9	8.3%	8	88.9%	$1,423	$2,200
Studio	350	22	20.2%	22	100.0%	$2,155	$2,200
1 BR (Rent Stabilized)	450	8	7.3%	8	100.0%	$1,853	$2,900
1 BR / 1 BA(3)	450	25	22.9%	24	96.0%	$2,877	$2,900
2 BR / 1 BA	550	3	2.8%	3	100.0%	$3,592	$3,600
3 BR / 1 BA	700	2	1.8%	2	100.0%	$4,125	$4,200
Total / Wtd. Avg.	417	69	63.3%	67	97.1%	$2,406	$2,654

315 East 10th Street Property
1 BR / 1 BA	500	2	1.8%	2	100.0%	$3,450	$2,500
2 BR / 1 BA	600	1	0.9%	1	100.0%	$4,000	$4,200
3 BR / 1 BA	800	7	6.4%	7	100.0%	$5,314	$5,350
4 BR / 2 BA	1,000	2	1.8%	2	100.0%	$6,900	$6,900
Total / Wtd. Avg.	767	12	11.0%	12	100.0%	$5,158	$5,038

Portfolio Total / Wtd. Avg.	556	109	100.0%	106	97.2%	$3,354	$3,572

(1)	Based on the underwritten rent roll dated September 16, 2019.

(2)	Source: Appraisal.

(3)	One of the two vacant units at the 118-120 East 4th Street Property is occupied by the superintendent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

 199-203 East 4th Street Property

The 199-203 East 4th Street Property, which was initially built in 1900 and subsequently renovated in 2012, is a five-story walk-up multifamily building containing 28 units located in the East Village neighborhood of Manhattan, New York on a 0.17 acre site. The residential unit mix consists of four two-bedroom units, 20 three-bedroom units, three four-bedroom units and one six-bedroom unit. Of the four two-bedroom units, three of the units are rent stabilized, and one of the units is a market rate unit. The rent stabilized two-bedroom units have an average in-place monthly rent of $1,501 compared to the average in-place monthly rent of $4,250 for the market rate two-bedroom units. The average in-place monthly rent for the three-bedroom, four-bedroom and six-bedroom units is $5,199, $5,983 and $7,000, respectively. According to the underwritten rent roll, as of September 16, 2019 the 199-203 East 4th Street Property was 96.4% occupied. There is one commercial unit of 500 SF at the 199-203 East 4th Street that is currently occupied by B&H Barbershop LLC on a lease expiring in August 2027. B&H Barbershop LLC pays $106.94 per SF in base rent. Commercial effective gross income at the East Village Multifamily Portfolio – Pool 2 Properties comprises approximately 1.2% of total effective gross income.

The following table presents certain information relating to historical leasing at the 199-203 East 4th Street Property:

Historical Leased %(1)

	2017	2018	As of 9/16/2019(2)
Owned Space	96.0%	96.9%	96.4%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated September 16, 2019.

118-120 East 4th Street Property

The 118-120 East 4th Street Property, which was built in 1900, is a five-story walk-up multifamily building containing 69 units located in the East Village neighborhood of Manhattan, New York on a 0.17 acre site. The residential unit mix consists of 31 studio units, 33 one-bedroom units, three two-bedroom units and two three-bedroom unit. Of the 31 studio units, nine of the units are rent stabilized, and the remaining 22 units are market rate units. The rent stabilized studio units have an average in-place monthly rent of $1,423 compared to the average in-place monthly rent of $2,155 for the market rate studio units. Of the 33 one-bedroom units, eight of the units are rent stabilized, and the remaining 25 units are market rate units. The rent stabilized one-bedroom units have an average in-place monthly rent of $1,853 compared to the average in-place monthly rent of $2,877 for the market rate one-bedroom units. The average in-place monthly rent for the two-bedroom and three-bedroom units is $3,592 and $4,125, respectively. According to the underwritten rent roll, as of September 16, 2019 the 118-120 East 4th Street Property was 97.1% occupied.

The following table presents certain information relating to historical leasing at the 118-120 East 4th Street Property:

Historical Leased %(1)

	2017	2018	As of 9/16/2019(2)
Owned Space	97.6%	94.8%	97.1%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated September 16, 2019.

315 East 10th Street Property

The 315 East 10th Street Property, which was initially built in 1920 and subsequently renovated in 1989, is a six-story walk-up multifamily building containing 12 units located in the East Village neighborhood of Manhattan, New York on a 0.05 acre site. The residential unit mix consists of two one-bedroom units, one two-bedroom unit, seven three-bedroom units and two four-bedroom units. There are no rent stabilized units at the 315 East 10th Street Property. The average in-place monthly rent for the one-bedroom, two-bedroom, three-bedroom and four-bedroom units at the 315 East 10th Street Property is $3,450, 4,000, $5,314 and $6,900, respectively. According to the underwritten rent roll, as of September 16, 2019 the 315 East 10th Street Property was 100.0% occupied.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

The following table presents certain information relating to historical leasing at the 315 East 10th Street Property:

Historical Leased %(1)

	2017	2018	As of 9/16/2019(2)
Owned Space	97.5%	95.9%	100.0%

(1)	As provided by the borrowers and represents average occupancy for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated September 16, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the East Village Multifamily Portfolio - Pool 2 Properties:

Cash Flow Analysis(1)

	2017	2018	TTM 8/31/2019	Underwritten	Underwritten $ per Unit
Apartment Income
Base Rent	$4,293,754	$4,316,133	$4,329,718	$4,272,889	$39,201
Potential Income from Vacant Units	0	0	0	123,600	$1,134
Gross Potential Rent	$4,293,754	$4,316,133	$4,329,718	$4,396,489	$40,335
Vacancy & Credit Loss & Concessions(2)	(199,411)	(236,890)	(277,722)	(123,600)	($1,134)
Other Income(3)	32,848	34,296	26,813	23,762	$218
Effective Gross Income	$4,127,191	$4,113,540	$4,078,809	$4,296,651	$39,419

Commercial Income
Base Rent	$47,482	$50,904	$51,912	$53,469	$491
Potential Income from Vacant Units	0	0	0	0	$0
Gross Potential Rent	$47,482	$50,904	$51,912	$53,469	$491
Vacancy & Credit Loss & Concessions(2)	(12,690)	0	0	(2,706)	($25)
Other Income(4)	742	166	171	649	$6
Effective Gross Income	$35,534	$51,070	$52,083	$51,413	$472

Total Effective Gross Income	$4,162,725	$4,164,610	$4,130,892	$4,348,064	$39,890

Real Estate Taxes	$600,927	$647,445	$694,028	$762,172	$6,992
Insurance	33,233	26,335	28,169	22,590	$207
Management Fee	104,633	104,545	103,463	130,442	$1,197
Other Operating Expenses	486,487	438,433	402,816	402,816	$3,696
Total Operating Expenses	$1,225,281	$1,216,757	$1,228,476	$1,318,020	$12,092

Net Operating Income	$2,937,444	$2,947,852	$2,902,416	$3,030,044	$27,799
Replacement Reserves	0	0	0	27,325	$251
TI/LC	0	0	0	250	$2
Net Cash Flow	$2,937,444	$2,947,852	$2,902,416	$3,002,469	$27,546

Occupancy(5)	97.2%	95.5%	97.2%	97.2%
NOI Debt Yield	6.5%	6.5%	6.4%	6.7%
NCF DSCR	1.70x	1.71x	1.68x	1.74x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy & Credit Loss & Concessions is underwritten to an economic vacancy of 2.8% for apartment income and 5.0% for commercial income.

(3)	Other Income for the apartment units includes application fees, late fees, move-out fees and damages fees.

(4)	Other Commercial Income represents reimbursements due under B&H Barbershop’s lease.

(5)	2017 and 2018 occupancy represents average occupancy for the indicated year. Trailing-twelve month August 31, 2019 occupancy represents underwritten occupancy as of September 16, 2019. Underwritten Occupancy represents economic occupancy for apartment units at the East Village Multifamily Portfolio – Pool 2 Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

■	Appraisal. According to the appraisal, the East Village Multifamily Portfolio - Pool 2 Properties had an aggregate “as-is” appraised value of $68,700,000 as of October 3, 2019.

Appraisal Summary – Direct Capitalization Approach

Property	Value	Capitalization Rate
199-203 East 4th Street Property	$33,900,000	4.25%
118-120 East 4th Street Property	$24,900,000	4.50%
315 East 10th Street Property	$9,900,000	4.25%
Total / Wtd. Avg.	$68,700,000	4.34%

■	Environmental Matters. According to the Phase I environmental reports, dated October 7, 2019, there are no recognized environmental conditions or recommendations for further action at the East Village Multifamily Portfolio - Pool 2 Properties except for the implementation of asbestos containing materials and lead base paint operations and maintenance plans at each of the East Village Multifamily Portfolio - Pool 2 Properties.

■	Market Overview and Competition. The East Village Multifamily Portfolio - Pool 2 Properties are located in the East Village neighborhood of Manhattan, New York. The East Village neighborhood is made up of primarily low-rise and mid-rise residential buildings, some with grade-level retail space, particularly along the avenues and major side streets. Since 2007, the East Village has experienced a significant wave of gentrification that has brought new residential buildings, hotel projects, and numerous boutiques, restaurants and bars. These new commercial and residential complexes have replaced many smaller bakeries, delis, and shops in the area. The nearest subway line from the East Village Multifamily Portfolio - Pool 2 Properties is the F train, available at the 2nd Avenue Station on East Houston Street. To the south of the East Village Multifamily Portfolio - Pool 2 Properties are the J, M, Z, and F trains at the Delancey St-Essex St Station. The 199-203 East 4th Street Property and 315 East 10th Street Property are located in the 10009 zip code of Manhattan. According to the appraisal, the 10009 zip code of Manhattan has a 2019 estimated population and average household income of 64,137 and $104,959, respectively. The 118-120 East 4th Street Property is located in the 10003 zip code of Manhattan. According to the appraisal, the 10003 zip code of Manhattan has a 2019 estimated population and average household income of 57,846 and $169,469, respectively.

According to a third party report, the East Village Multifamily Portfolio - Pool 2 Properties are all located in the East Village multifamily submarket. During the third quarter of 2019, the East Village multifamily submarket comprised 34,154 units and had a 1.1% vacancy rate with average asking rent of approximately $4,454 per month. Additionally, the submarket experienced 8.9% rent growth from the third quarter of 2018 to the third quarter of 2019, with 232 apartment unit deliveries and positive net absorption of 372 apartment units over the same period. The East Village submarket has recorded the strongest rent growth out of all of the Manhattan submarkets over the last five years, averaging a rent growth of more than 3% annually. Rent growth in the East Village submarket was approximately 5.0% during the first half of 2019. Rents have been boosted by demand from high-earning millennials, seeking a relative bargain in an amenity-rich part of Manhattan. The area is home to an abundance of restaurants and retail, educational institutions like NYU and Cooper Union, and provides easy access to Midtown South and Lower Manhattan employers. The 1.1% vacancy rate as of the third quarter of 2019 was tied with Upper Manhattan for the lowest vacancy rate of all submarkets in Manhattan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

The following table presents certain information relating to the appraiser’s conclusion for average monthly market rent and in-place rents at the East Village Multifamily Portfolio - Pool 2 Properties:

Unit Type	# of Units(1)	In-Place Average Rent per Month(1)	Average Market Rent per Month(2)
199-203 East 4th Street
2 BR / 2 BA	1	$4,250	$4,200
2 BR (Rent Stabilized)	3	$1,501	$4,200
3 BR / 2 BA	20	$5,199	$5,200
4 BR / 2 BA	3	$5,983	$6,000
6 BR / 3 BA	1	$7,000	$7,000
Total / Wtd. Avg.	28	$4,917	$5,207

118-120 East 4th Street
Studio (Rent Stabilized)	9	$1,423	$2,200
Studio	22	$2,155	$2,200
1 BR (Rent Stabilized)	8	$1,853	$2,900
1 BR / 1 BA(3)	25	$2,877	$2,900
2 BR / 1 BA	3	$3,592	$3,600
3 BR / 1 BA	2	$4,125	$4,200
Total / Wtd. Avg.	69	$2,406	$2,654

315 East 10th Street
1 BR / 1 BA	2	$3,450	$2,500
2 BR / 1 BA	1	$4,000	$4,200
3 BR / 1 BA	7	$5,314	$5,350
4 BR / 2 BA	2	$6,900	$6,900
Total / Wtd. Avg.	12	$5,158	$5,038

Portfolio Total / Wtd. Avg.	109	$3,354	$3,572

(1)	Based on the underwritten rent roll dated September 16, 2019.

(2)	Source: Appraisal.

■	The Borrowers. The borrowers are 118-120 East Fourth Owner LLC, 199-203 East Fourth Owner LLC and 315 East 10th Street LLC, each a single-purpose, single-asset entity with an independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the East Village Multifamily Portfolio - Pool 2 Loan. The sponsor and non-recourse carveout guarantor for the East Village Multifamily Portfolio - Pool 2 loan is Seryl Kushner of Kushner Companies.

■	Escrows. On the origination date of the East Village Multifamily Portfolio - Pool 2 Loan, the borrowers funded a reserve of $66,690 for real estate taxes.

On each due date, the borrowers will be required to fund reserves in the amount of (i) one-twelfth of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, (initially estimated to be $66,690 per month), (ii) at the option of the lender, if the liability or casualty policy maintained by borrower covering the East Village Multifamily Portfolio - Pool 2 Properties does not constitute an approved blanket or umbrella policy under the East Village Multifamily Portfolio – Pool 2 Loan documents, or the lender requires the borrowers to obtain a separate policy, one-twelfth of an amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the policies, and (iii) $2,277 per month into the replacement reserve account.

If the borrowers have not delivered evidence in the form of an immediate repair certification that each immediate repair item identified in East Village Multifamily Portfolio - Pool 2 Loan documents has been completed on or prior to the date for each specific immediate repair item set forth in the East Village Multifamily Portfolio - Pool 2 Loan documents, then the borrowers must fund into a reserve 115% of the amount of the estimated cost of each such incomplete immediate repair item set forth in the East Village Multifamily Portfolio – Pool 2 Loan documents. The total estimated cost of immediate repairs identified in the East Village Multifamily Portfolio – Pool 2 Loan documents is $2,250.

If on or prior to November 21, 2020 borrowers have not delivered to the lender evidence that the municipal code violations identified in the East Village Multifamily Portfolio - Pool 2 Loan documents have been cured, any monetary penalties associated therewith have been paid, and such code violations have been removed from the public record,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

then on November 21, 2020 the borrower must fund into a reserve 115% of the estimate cost to cure such violations as described in the East Village Multifamily Portfolio - Pool 2 Loan documents. The total estimated cost to cure the municipal code violations identified in the East Village Multifamily Portfolio – Pool 2 Loan documents is $59,200.

■	Lockbox and Cash Management. The East Village Multifamily Portfolio - Pool 2 Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of an East Village Multifamily Portfolio - Pool 2 Trigger Period (as defined below), the borrowers will be required to establish a lockbox account into which all revenue from the East Village Multifamily Portfolio - Pool 2 Properties is required to be deposited. All amounts in the lockbox account are required to be swept into a lender-controlled cash management account on each business day during the continuance of an East Village Multifamily Portfolio - Pool 2 Trigger Period or are required to be transferred to the borrowers’ account if no East Village Multifamily Portfolio - Pool 2 Trigger Period is continuing. To the extent an East Village Multifamily Portfolio - Pool 2 Trigger Period has occurred and is continuing, amounts in the cash management account are applied to payment of debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve as set forth in the East Village Multifamily Portfolio - Pool 2 Loan documents. To the extent no East Village Multifamily Portfolio - Pool 2 Trigger Period is continuing, funds in the excess cash flow reserve are required to be swept to the borrowers. Upon the occurrence and during the continuance of an event of default under the East Village Multifamily Portfolio - Pool 2 Loan documents, the lender may apply any funds in the cash management account to amounts payable under the East Village Multifamily Portfolio - Pool 2 Loan (and/or toward the payment of expenses of the East Village Multifamily Portfolio - Pool 2 Properties), in such order of priority as the lender may determine.

An “East Village Multifamily Portfolio - Pool 2 Trigger Period” means a period commencing upon the earlier to occur of (i) the occurrence of an event of default under the East Village Multifamily Portfolio - Pool 2 Loan documents and (ii) the debt yield being less than 6.0% and continuing until, (y) with respect to an East Village Multifamily Portfolio - Pool 2 Trigger Period which commenced in connection with clause (i), the cure, if applicable, of such event of default and (z) with respect to an East Village Multifamily Portfolio - Pool 2 Trigger Period which commenced in connection with clause (ii), the debt yield being equal to or greater than 6.15% for one calendar quarter.

■	Property Management. The East Village Multifamily Portfolio - Pool 2 Properties are currently managed by Westminster Management L.L.C, an affiliate of the borrowers. Under the East Village Multifamily Portfolio - Pool 2 Loan documents, the lender has the right to terminate or direct the borrowers to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or any voluntary bankruptcy or insolvency proceeding; (ii) there exists an event of default under the East Village Multifamily Portfolio - Pool 2 Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. Subject to satisfaction of certain conditions in the East Village Multifamily Portfolio - Pool 2 Loan documents, the borrowers have the right to replace the property manager with a successor property manager pursuant to a new management agreement, which management agreement is to be approved in writing by the lender in the lender’s reasonable discretion and by the applicable rating agencies.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided that no event of default is continuing under the East Village Multifamily Portfolio - Pool 2 Loan documents, at any time after the second anniversary of the securitization Closing Date, the borrowers may deliver defeasance collateral and obtain the release of one or more individual East Village Multifamily Portfolio - Pool 2 Properties provided that, among other conditions, (i) the defeasance collateral is in an amount equal to the greater of (a) 110% of the allocated loan amount for the individual East Village Multifamily Portfolio - Pool 2 Property, and (b) 100% of the net sales proceeds applicable to such individual East Village Multifamily Portfolio - Pool 2 Property, (ii) the borrowers deliver a REMIC opinion, (iii) the borrowers deliver a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt service coverage ratio with respect to the remaining East Village Multifamily Portfolio - Pool 2 Properties is greater than the greater of (a) 1.70x, and (b) the debt service coverage ratio for all of the East Village Multifamily Portfolio - Pool 2 Properties as of the date of notice of the partial release or the consummation of the partial release, as applicable, (v) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 4: EAST VILlage Multifamily Portfolio Pool 2

release, the debt yield with respect to the remaining East Village Multifamily Portfolio - Pool 2 Properties is greater than the greater of (a) 6.50% and (b) the debt yield for all of the East Village Multifamily Portfolio - Pool 2 Properties as of the date of notice of the partial release or the consummation of the partial release, as applicable. In addition, if following a casualty or condemnation the net proceeds are applied toward the debt and such net proceeds are insufficient to repay the debt in full, the borrowers will have the right to prepay a portion of the East Village Multifamily Portfolio - Pool 2 Loan and release any affected individual East Village Multifamily Portfolio - Pool 2 Property provided that, among other conditions, (i) the borrowers partially prepay the debt in an amount equal to 100% of the allocated loan amount for such individual East Village Multifamily Portfolio - Pool 2 Property, (ii) if required by the lender, the borrowers deliver a rating agency confirmation, and (iii) the borrowers deliver a REMIC opinion.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the East Village Multifamily Portfolio - Pool 2 Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income from the applicable individual property (on an actual loss sustained basis) of the East Village Multifamily Portfolio - Pool 2 Properties for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000 (except with respect to earthquake and named storm coverage, which may provide for no deductible in excess of 5.0% of the total insurable value of the applicable individual property). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	San Mateo, California		Cut-off Date Balance(4)	$42,500,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF(3)	$877.14
Size (SF)(1)	71,254		Percentage of Initial Pool Balance	3.7%
Total Occupancy as of 12/6/2019(1)	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 12/6/2019(1)	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	2019 / NAP		Mortgage Rate	3.62000%
Appraised Value	$98,300,000		Original Term to Maturity (Months)	120
Borrower Sponsor(2)	Various		Original Amortization Term (Months)	NAP
Property Management	Windy Hill Property Ventures, LLC and		Original Interest Only Period (Months)	120
SC Property Management Inc.			First Payment Date	12/6/2019
			Maturity Date	11/6/2029
	.

Underwritten Revenues	$7,046,470
Underwritten Expenses	$1,863,696	Escrows(5)
Underwritten Net Operating Income (NOI)	$5,182,774		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,973,995	Taxes	$351,878	$87,970
Cut-off Date LTV Ratio(3)	63.6%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	63.6%	Replacement Reserve	$0	$1,289
DSCR Based on Underwritten NOI / NCF(3)	2.26x / 2.17x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	8.3% / 8.0%	Other	$5,316,892	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination	$62,500,000	100.0%	Loan Payoff	$47,545,162	76.1%
			Principal Equity Distribution	6,537,120	10.5
			Reserves	5,668,770	9.1
			Origination Costs	2,748,948	4.4

Total Sources	$62,500,000	100.0%	Total Uses	$62,500,000	100.0%

(1)	The 405 E 4th Avenue Property (as defined below) is comprised of 62,338 SF of commercial space and 8,916 SF of residential space consisting of 15 residential units. Total Occupancy and Owned Occupancy as of 12/6/2019 are 100.0% for the commercial space while Total Occupancy and Owned Occupancy as of 10/15/2019 is 86.7% based on units for the residential space.

(2)	See “—The Borrower” below.

(3)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 405 E 4th Ave Loan Combination (as defined below). See “—The Mortgage Loan” below.

(4)	The Cut-off Date Balance of $42,500,000 represents the controlling note A-1, which is part of a loan combination evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $62,500,000. The related companion loan, which is evidenced by the non-controlling note A-2 ($20,000,000) is expected to be contributed to one or more future securitizations. See “—The Mortgage Loan” below.

(5)	See “—Escrows” below.

■	The Mortgage Loan. The 405 E 4th Avenue mortgage loan (the “405 E 4th Avenue Loan”) is part of a loan combination (the “405 E 4th Avenue Loan Combination”) evidenced by two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 71,254 SF mixed use building located in San Mateo, California (the “405 E 4th Avenue Property”). The 405 E 4th Avenue Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $42,500,000 and represents approximately 3.7% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2 ($20,000,000) which is currently held by CREFI and is expected to be contributed to one or more future securitization transactions. The 405 E 4th Avenue Loan Combination, which accrues interest at an interest rate of 3.62000% per annum, was originated by CREFI on November 4, 2019, had an aggregate original principal balance of $62,500,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $62,500,000. The proceeds of the 405 E 4th Avenue Loan Combination were primarily used to refinance prior debt secured by the 405 E 4th Avenue Property, return equity to the borrower sponsor, pay origination costs and fund upfront reserves.

The table below summarizes the promissory notes that comprise the 405 E 4th Avenue Loan Combination. The relationship between the holders of the 405 E 4th Avenue Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Chart
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$42,500,000	$42,500,000	CGCMT 2019-C7	Yes
A-2	$20,000,000	$20,000,000	CREFI(1)	No
Total / Wtd. Avg.	$62,500,000	$62,500,000

(1)	Currently held by CREFI and expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

The 405 E 4th Avenue Loan Combination had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 405 E 4th Avenue Loan Combination. The scheduled maturity date of the 405 E 4th Avenue Loan Combination is the due date in November 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) November 4, 2023 and (ii) the second anniversary of the closing date of the last securitization of a note comprising part of the 405 E 4th Avenue Loan Combination, the 405 E 4th Avenue Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 405 E 4th Avenue Loan Combination documents. Voluntary prepayment of the 405 E 4th Avenue Loan Combination is permitted on or after the due date in July 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The 405 E 4th Avenue Property is a newly constructed Class A four story mixed use building located in downtown San Mateo, California within the greater Silicon Valley region. The 405 E 4th Avenue Property was completed in 2019. The 405 E 4th Avenue Property contains 62,338 SF of office space on the first three floors (91.1% of underwritten effective gross income), 15 residential units totaling 8,916 SF on the top floor (8.9% of underwritten effective gross income), and two levels of a subterranean parking structure with 81 parking spaces. According to the underwritten rent roll dated as of October 15, 2019, the multifamily portion is 86.7% occupied while according to the underwritten rent roll dated December 6, 2019 the commercial portion of the 405 E 4th Avenue Property is 100.0% leased.

The office space of the 405 E 4th Avenue Property was 100.0% pre-leased to Snowflake Computing (“Snowflake”) in September 2017 on a 10-year NNN lease commencing in July 2019. Per the appraisal, Snowflake outgrew its space needs at the 405 E 4th Avenue Property and leased an approximately 200,000 SF block of space at the nearby Bay Meadows development. Snowflake then began marketing the office space for sublease. A sublease was subsequently executed with Verkada, Inc. (“Verkada”) to sublease 100.0% of the office space at a sublease rental rate of $87.00 PSF NNN, which exceeds Snowflake’s original contract rental rate of $69.00 PSF. The $18.00 PSF premium paid by Verkada is split equally between the borrower sponsor and Snowflake.

Of the 15 residential units, 13 are market-rate units and 2 are affordable units. Verkada has signed individual 12-month leases for all 13 market-rate units. The two affordable units are being auctioned presently and are expected to be in occupancy in the near future. The residential units have an average unit size of approximately 594 SF. The units feature GE or Whirlpool stainless-steel appliances, quartz countertops with an accent tile backsplash, plank flooring, washer/dryer in unit, and private patio access for each unit.

The office tenant, Snowflake, is a San Mateo based data-warehousing startup. Snowflake sells cloud-based data storage and analytics, which allows corporate users to store and analyze data using cloud-based hardware and software. Snowflake is a private company and has raised a total of approximately $473 million in capital, including $263 million in a round in January 2018. Major investors include Altimeter Capital, Redpoint, Sutter Hill Ventures, Wing, Meritech Capital and Sequoia Capital. Major customers include Netflix, Office Depot, Yamaha, Capital One, Lionsgate, and DoorDash and more. The company was most recently listed as LinkedIn’s 2019 hottest U.S. Startup to work for. Snowflake has posted a security deposit in the aggregate amount of $4,715,536, comprised of $1,338,512 in cash and $2,677,024 in the form of a letter of credit).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

The office subtenant, Verkada, is a technology start-up founded in 2016 and based in San Mateo. Verkada offers both hardware and software for security camera systems which can be stored and streamed for users to monitor and share. Verkada raised $15 million in capital in 2015 and another $40 million in 2019 in a Series B funding round. Following the recent fundraising, the company has been valued at $540 million. Verkada has grown from 11 to 90 employees in the past year. Verkada has a number of large clients including school systems, gyms, municipalities and corporations, including Citrix and healthcare providers. The company was founded by former CourseRank founders Filip Kaliszan, Benjamin Bercowitz, and James Ren as well as Hans Robertson, the former co-founder of Meraki. Verkada is headquartered at the 405 E 4th Avenue Property after relocating from another San Mateo location.The following table presents certain information relating to the sole commercial tenant at the 405 E 4th Avenue Property:

Commercial Tenant by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Snowflake / Verkada(2)	NR / NR / NR	62,338	100.0%	$5,019,923	100.0%	$80.53	7/31/2029	1, 7-year option
Vacant		0	0.0%	NAP	NAP	NAP
Total / Wtd. Avg.		62,338	100.0%	$5,019,923	100.0%	$80.53

(1)	Based on the underwritten rent roll dated as of December 6, 2019.

(2)	The 405 E 4th Avenue Property was pre-leased to Snowflake in September 2017, but by completion of construction, the company had outgrown its need for the facility. With no outs on their lease, the tenant was given authority to sublease the entire premises to Verkada, which took over the space in November 2019.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF represent Snowflake’s in-place rent of $69.00 PSF NNN plus 157,559 of contractual rent steps through August 2020 and $9.00 PSF in profit share income from the Verkada sublease.

The following table presents certain information relating to the multifamily units and rent at the 405 E 4th Avenue Property:

Multifamily Unit Mix(1)

Unit Type	# of Units	% of Units	Occupied Units	% Occupied	Average Unit Size (SF)	In-Place Average Rent per Month
Studio – Market	5	33.3%	5	100.0%	528	$3,995
Studio – Affordable	1	6.7	0	0.0%	528	$1,077
One Bedroom - Market	8	53.3	8	100.0%	638	3,870
One Bedroom - Affordable	1	6.7	0	0.0%	638	1,231
Total / Wtd. Avg	15	100.0%	13	86.7%	594	$3,550

(1)	Verkada signed 13 out of the 15 multifamily unit leases for 12-months each. They will use this as corporate housing and as an added benefit for their employees. The remaining 2 units, one studio and one 1BR, are currently vacant, but are set to be affordable housing units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

The following table presents certain information relating to the commercial lease rollover schedule at the 405 E 4th Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	62,338	100.0	100.0%	5,019,923	100.0	80.53	1
2030 & Thereafter	0	0.0	100.0%	0	0.0%	0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	62,338	100.0%		$5,019,923	100.0%	$80.53	1

(1)	Based on the underwritten rent roll dated December 6, 2019.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	The Lease Expiration Schedule only refers to leases for the commercial tenants and excludes leases for residential tenants

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF represent Snowflake’s in-place rent of $69.00 PSF NNN plus 157,559 of contractual rent steps through August 2020 and $9.00 PSF in profit share income from the Verkada sublease.

The following table presents certain information relating to historical leasing at the 405 E 4th Ave Property:

Historical Leased%(1)(2)

As of (1)
Commercial Owned Space(1)	100.0%
Residential Owned Space	86.7%

(1)	Commercial space based on the underwritten rent roll dated December 6, 2019 and residential as of the rent roll dated October 15, 2019.

(2)	There is a lack of historical information due to the property being built in 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 405 E 4th Avenue Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF(3)
Base Rent	$4,862,364	$68.24
Contractual Rent Steps(4)	157,559	2.21
Potential Income from Vacant Units	0	0.00
Expense Reimbursements	1,721,814	24.16
Other Income – Apartments(5)	623,820	8.75
Gross Potential Income	$7,365,557	$103.37
Vacancy & Credit Loss(6)	(337,087)	(4.73)
EGI Before Other Income	$7,028,470	$98.64
Other Income	18,000	0.25
Total Effective Gross Income	$7,046,470	$98.89

Real Estate Taxes	$1,005,367	$14.11
Insurance	46,868	0.66
Management Fee	211,394	2.97
Other Operating Expenses	600,067	8.42
Total Operating Expenses	$1,863,696	$26.16

Net Operating Income	$5,182,774	$72.74
TI/LC	193,312	2.71
Replacement Reserves	15,468	0.22
Net Cash Flow	$4,973,995	$69.81

Occupancy(7)	100.0%
NOI Debt Yield	8.3%
NCF DSCR	2.17 x

(1)	Interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There is a lack of historical information due to the property being built in 2019.

(3)	Underwritten $ per SF is based on the total SF of the property and includes 62,338 SF of office space and 8,916 SF of residential space.

(4)	Contractual rent steps are underwritten through August 2020 and includes $157,559 of rent step within Snowflake’s lease, as well as the profit sharing increase from the Verkada sublease.

(5)	Other Income is based on the multifamily revenue generated from 13 of 15 units. The 2 vacant units are reserved for affordable housing and the 13 occupied units are at market rate.

(6)	Vacancy & Credit Loss is underwritten to the current, economic vacancy of 5.0%.

(7)	Occupancy represents only the commercial rent roll’s occupancy, as apartment income accounts for less than 10% of effective gross income.

■	Appraisal. According to the appraisal, the 405 E 4th Avenue Property had an “as-is” appraised value of $98,300,000 as of October 8, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Income Capitalization Approach	$98,300,000	7.00%	5.90%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. The Phase I environmental report dated July 15, 2019 identifies as a controlled recognized environmental condition for the 405 E 4th Avenue Property residual impacts to soil and groundwater associated an auto service and repair shop historically located on the northern and southern portion of the 405 E 4th Avenue Property. The historic auto service and repair shop operated several underground storage tanks (“USTs”), all of which were reportedly removed from the ground in October 1987, except for a 500-gallon waste oil UST, which was removed during redevelopment excavation on the 405 E 4th Avenue Property in 2018. Subsequent to the removal of the USTs, various soil and groundwater investigations identified impacts to the 405 E 4th Avenue Property. Remediation activities were conducted, including the on-site excavation and off-site disposal of impacted soils. Additionally, potential concerns associated with hydrocarbon-impacted sub-slab soil vapor and groundwater was addressed by the installment of a waterproofing system at the building foundation and a ventilated basement parking garage, which serves to separate any residual subsurface impacts from the commercial and residential use space. Based on the results of site investigations and the remediation completed, the San Mateo County Environmental Health Department (SMCEHD) issued regulatory closure to the 405 E 4th Avenue Property on March 25, 2019. The 405 E 4th Avenue Property redevelopment process currently remains under SMCEHD oversight. Given closure of this matter by the governing

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

agency, the Phase I ESA consultant did not recommend any further action or investigation in relation to this matter, but did recommend continued maintenance of the engineering controls.

■	Market Overview and Competition. The 405 E 4th Avenue Property is located in downtown San Mateo, California within walking distance to the CalTrain Station. San Mateo is 18 miles south of San Francisco and 31 miles northwest of San Jose, and is part of the greater Silicon Valley region. San Mateo’s economy is driven by the technology, health care, financial services, government, and retail trade fields. Top employers in the city include Companies County of San Mateo Medical Center, Sony Interactive Entertainment, Franklin Templeton Investments, NetSuite, and Marketo. Per the appraisal, the area benefits from its proximity to San Francisco as smaller technology companies, as well as the general population, continue to be driven out of the city due to its rising costs. Within the submarket, approximately sixty percent of development is residential use, 30.0% is commercial use consisting of retail and office properties, and the remaining ten percent is public use including various parks, schools and public service facilities. San Mateo is a highly infilled, urban location so there is very little vacant land for further expansion in the area. As such, most current and future development is expected to take the form of redevelopment of dated sites similar to the borrower sponsor’s business plan at the 405 E 4th Avenue Property.

Per the appraisal, the 405 E 4th Avenue Property is located in the downtown North office submarket within the greater San Francisco office market. The San Mateo Downtown North office market contains a total of 1,769,743 SF and had a 12.1% vacancy rate with asking rents of $80.77 PSF for Class A properties. The appraiser noted that the higher vacancy rate in class B properties is likely due to the trend of property owners renovating older, 1980’s vintage Class B projects. These buildings remain vacant for longer than typical periods during construction, and with the new class A development available in the submarket, there is a flight to quality with many tenants relocating to higher quality spaces.

Per the appraisal, the 405 E 4th Avenue Property is located in the San Mateo/Burlingame multifamily market. The San Mateo/Burlingame multifamily market contains a total of 19,755 units and had a 3.7% vacancy rate with asking rents of $2,908/unit per month as of the second quarter of 2019.

The following table presents certain information relating to comparable office buildings for the 405 E 4th Avenue Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Year Built	Tenant	Base Rent PSF ($)
405 E 4th Avenue(2)	62,338	2019	Snowflake / Verkada	$80.53
2850 S. Delaware Street	189,000	2019	Guideware Software	$63.00
599 Castro Street	109,701	2019	Pure Storage, Inc.	$90.00
400/450 Concar	95,813	2017	WeWork	$58.08
Crossing 900	334,212	2014	Chan Zuckerberg	$90.00
601 Marshall	136,000	2018	Chan Zuckerberg	$90.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 15, 2019, excludes the 8,916 SF of residential space at the 405 E 4th Avenue Property and includes 990 SF of retail space.

■	The Borrower. The borrower, Windy Hill PV Seven CM, LLC, a Delaware limited liability company, is 100% owned by Windy Hill PV Seven CM Management, LLC, which is owned 33.3% owned by Richard Taliaferro Spieker, Jr. and Diana Wilson Spieker, as Trustees of The Richard Taliaferro Spieker, Jr. and Diana Wilson Spieker Revocable Trust, 33.3% owned by Michael W. Field and Mary D. Field, as Trustees of the Michael W. Field and Mary D. Field Revocable Trust, and 33.3% owned by Jamie B. D’Alessandro and Carey M. D’Alessandro, as Trustees of the D’Alessandro 2005 Revocable Trust. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 405 E 4th Avenue Loan Combination. The non-recourse carve-out guarantors are (i) Jamie D'Alessandro, individually and as Trustee of the D' Alessandro 2005 Revocable Trust Dated June 7, 2005, (ii) Richard Taliaferro Spieker, Jr., (a/k/a Richard Tod Spieker), individually and as Trustee of the Richard Taliaferro Speiker, Jr and Diana Wilson Spieker Revocable Trust Created UTA Dated February 26, 2014, and (iii) Michael W. Field, individually and as Trustee of The Michael W. Field and Mary D. Field Revocable Trust Created UTA Dated February 14, 2014. The borrower is controlled by Windy Hill Property Ventures, LLC (“WHPV”), which is managed by Richard Taliaferro Spieker, Jr., Michael Field, and Jamie D’Alessandro. WHPV is a commercial real estate owner and operator focused exclusively in San Francisco and the greater Silicon Valley area. WHPV currently owns and operates 15 multifamily, commercial, and mixed-use assets.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

■	Escrows. On the origination date of the 405 E 4th Avenue Loan Combination, the borrower funded a reserve of $351,878 for real estate taxes, $3,355,000 for a construction balance reserve, $1,338,512 for a security deposit reserve, and $623,380 for a gap rent reserve.

On each due date commencing with the due date occurring in December 2019, the borrower is required to deposit $87,970 into a real estate tax reserve and $1,289 into a replacement reserve, subject to a cap of $30,935. During the continuance of a 405 E 4th Avenue Trigger Period (as defined below), the borrower will be required to deposit $16,109 into leasing reserve.

■	Lockbox and Cash Management. The 405 E 4th Avenue Loan Combination is structured with a springing lockbox and springing cash management. The 405 E 4th Avenue Loan Combination documents require that, within ten business days after the occurrence of a 405 E 4th Avenue Trigger Period, the borrower is required to deliver a letter to each commercial tenant directing all such commercial tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or the property manager with respect to the 405 E 4th Avenue Property to be deposited into such lockbox account immediately following receipt. On each business day during the continuance of a 405 E 4th Avenue Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account to be applied and disbursed in accordance with the 405 E 4th Avenue Loan Combination documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 405 E 4th Avenue Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 405 E 4th Avenue Loan Combination, subject to a cap of $3,740,280 in accordance with the 405 E 4th Avenue Loan Combination documents. Upon an event of default under the 405 E 4th Avenue Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

A “405 E 4th Avenue Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt yield being less than 6.5%, and (iii) a Specified Tenant Trigger Event (as defined below), and expiring upon (a) with respect to clause (i) above, the cure of such event of default (if applicable), (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 6.75% for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Event ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Verkada, (ii) Snowflake, (iii) any other tenant (excluding residential tenants, leasing all or a portion of the applicable Specified Tenant space), and (iv) any guarantors of the related Specified Tenant lease.

A “Specified Tenant Trigger Event” will (A) commence upon the first to occur of (i) a Specified Tenant being in material default under the applicable Specified Tenant’s lease beyond any applicable notice and cure periods, (ii) a Go Dark Trigger Event (as defined below) (provided, however, that notwithstanding the foregoing, no Specified Tenant Trigger Period will be deemed to have occurred solely due to a Go Dark Trigger Event so long as the senior unsecured credit rating (or the equivalent thereof) of Snowflake remains at least “Baa3” from Moody’s or at least “BBB-” from S&P or at least “BBB-” from Fitch, and the lease with Snowflake remains in full force and effect), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant’s space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant’s lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant’s lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) a Specified Tenant failing to extend or renew its lease on or prior to the applicable Specified Tenant’s extension deadline in accordance with the 405 E 4th Avenue Loan Combination documents; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable cure conditions in accordance with the 405 E 4th Avenue Loan Combination documents or (2) the borrower leasing the entire Specified Tenant’s space (or applicable portion thereof) in accordance with the applicable terms and conditions of the 405 E 4th Avenue Loan Combination documents, for a minimum of five (5) years, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

A “Go Dark Trigger Event” means Verkada failing to be in actual, physical possession of the applicable Specified Tenant space (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in such Specified Tenant’s space (or applicable portion thereof).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 5: 405 E 4th Avenue

■	Property Management. The 405 E 4th Avenue Property is managed by SC Property Management Inc. with respect to the residential units and Windy Hill Property Ventures, LLC with respect to the commercial space, each an affiliate of the related borrower. Under the 405 E 4th Avenue Loan Combination documents, the lender may, or may require the borrower to, terminate either management agreement and replace such property manager if: (i) a 405 E 4th Avenue Trigger Period exists, (ii) there exists a material default by the manager under the management agreement beyond all applicable notice and cure periods, (iii) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding, or (iv) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided no event of default under the 405 E 4th Avenue Loan Combination documents has occurred and is continuing, the borrower has the right to replace the property manager with a property manager approved in writing by the lender (which approval may be conditioned on receipt of a rating agency confirmation).

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 405 E 4th Avenue Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 405 E 4th Avenue Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 405 E 4th Avenue Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	Fort Myers, Florida		Cut-off Date Principal Balance		$40,290,000
Property Type	Office		Cut-off Date Principal Balance per SF		$159.91
Size (SF)	251,949		Percentage of Initial Pool Balance		3.5%
Total Occupancy as of 12/6/2019	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 12/6/2019	100.0%		Type of Security		Leasehold
Year Built / Latest Renovation	2018, 2019 / NAP		Mortgage Rate		3.60000%
Appraised Value	$67,150,000		Original Term to Maturity (Months)		120
Appraisal Date	9/11/2019		Original Amortization Term (Months)		NAP
Borrower Sponsor	Kawa Capital Partners LLC		Original Interest Only Period (Months)		120
Property Management	Self-Managed		First Payment Date	1/6/2020
			Maturity Date	12/6/2029

Underwritten Revenues	$6,433,567
Underwritten Expenses	$2,410,572		Escrows(1)
Underwritten Net Operating Income (NOI)	$4,022,995			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,779,949		Taxes	$0	$0
Cut-off Date LTV Ratio	60.0%		Insurance	$0	$0
Maturity Date LTV Ratio	60.0%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.74x / 2.57x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.4%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$40,290,000	59.3%	Purchase Price	$67,150,000	98.9%
Principal’s New Cash Contribution	27,490,761	40.5	Closing Costs	758,300	1.1
Other Sources	127,540	0.2
Total Sources	$67,908,300	100.0%	Total Uses	$67,908,300	100.0%

(1)	For a full description of Escrows and Reserves, see “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Gartner Campus South Loan”) is secured by a first mortgage encumbering the borrower’s leasehold interest in a 251,949 SF Class A office located in Fort Myers, Florida (the “Gartner Campus South Property”). The Gartner Campus South Loan had an original principal balance of $40,290,000, has a Cut-off Date Balance of $40,290,000 and represents 3.5% of the Initial Pool Balance. The Gartner Campus South Loan, which accrues interest at a rate of 3.60000% per annum, was originated by CREFI on November 19, 2019. The proceeds of the Gartner Campus South Loan were primarily used to acquire the Gartner Campus South Property and pay origination costs.

The Gartner Campus South Loan has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest only for the entire term of the Gartner Campus South Loan. The scheduled maturity date of the Gartner Campus South Loan is the due date in December 2029. Provided no event of default has occurred and is continuing, at any time after the second anniversary of the securitization closing date, the Gartner Campus South Loan may be (i) defeased with certain “government securities” permitted under the Gartner Campus South Loan documents, or (ii) prepaid with the greater of a yield maintenance premium or prepayment premium equal to 1% of the amount prepaid. Voluntary prepayment of the Gartner Campus South Loan in whole (but not in part) is permitted on or after the due date in September 2029.

■	The Mortgaged Property. The Gartner Campus South Property is a 251,949 SF, three-story, Class A office building located in Fort Myers, Florida. The Gartner Campus South Property was constructed between 2018 and 2019 and consists of two office buildings connected by a shared lobby and entranceway, and an amenity building inclusive of a cafeteria and fitness center. The improvements are situated on an approximately 18.5-acre site under a long term ground lease. The fee simple interest of the Gartner Campus South Property is owned by Lee County Port Authority, a public government body whose stated mission is economic development and job creation. The ground lease commenced in June 2017 and has an initial lease term through May 2037 with no termination options. There are six, five-year extension options taking the fully extended ground lease term through May 2067. Annual ground rent is fixed at $158,162 until May 2027 at which point it increases 10.0% to $173,978 per annum.

The Gartner Campus South Property is 100% occupied by Gartner, Inc. (“Gartner”, NYSE: IT, rated B1 by Moody’s and BB by S&P) under a twenty-year triple net lease extending through November 2038. The Gartner Campus South Property was built to suit for Gartner in 2018 and 2019 as the tenant outgrew its space at the adjacent property, Gartner Campus North, which totals approximately 257,000 SF. The Gartner Campus North building houses primarily internal

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

support and back office functions for the tenant, while the Gartner Campus South Property is primarily utilized for the company’s infrastructure, finance and accounting teams.

Gartner is a research and advisory company with a mission to provide senior leaders across the enterprise with business insights, advice and tools delivered through Gartner’s three lines of business: research & advisory, consulting and conferences. Gartner was founded in 1979 and serves over 15,000 organizations in over 100 countries and reported approximately $4.0 billion in revenue in 2018. Gartner is headquartered in Stamford, Connecticut and employs more than 15,000 associates around the world.

The following table presents certain information relating to the sole tenant at Gartner Campus South Property:

Largest Owned Tenant by Underwritten Base Rent(1)

Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	Base Rent PSF(2)	% of Total Base Rent	Lease Expiration Date
Gartner	B1 / BB / NR	251,949	100.0%	$17.31	100.0%	11/15/2038

(1)	Based on the underwritten rent roll dated December 6, 2019.

(2)	Base Rent PSF includes $85,522 of contractual rent steps through November 2019.

The following table presents certain information relating to the lease rollover schedule at the Gartner Campus South Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030 & Thereafter	251,949	100.0	100.0%	4,361,604	100.0	$17.31	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	251,949	100.0%		$4,361,604	100.0%	$17.31	1

(1)	Based on the underwritten rent roll dated December 6, 2019.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $85,522 of contractual rent steps through November 2019.

The following table presents certain information relating to historical leasing at the Gartner Campus South Property:

Historical Leased %(1)

As of 12/6/2019
100.0%

(1)	The Gartner Campus South Property was built between 2018 and 2019, therefore historical information was not available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Gartner Campus South Property:

Cash Flow Analysis(1)(2)

	Underwritten		Underwritten $ per SF
Base Rental Revenue	$4,276,082		$16.97
Contractual Rent Steps	85,522		0.34
Reimbursement Revenue	2,410,572		9.57
Gross Revenue	$6,772,176		$26.88
Vacancy Loss	(338,609)		(1.34)
Effective Gross Revenue	$6,433,567		$25.54

Real Estate Taxes	603,228		2.39
Insurance	229,477		0.91
Management Fee	193,007		0.77
Other Operating Expenses	1,384,860		5.50
Total Operating Expenses	$2,410,572		$9.57

Net Operating Income	$4,022,995		$15.97
TI/LC	192,657		0.76
Replacement Reserves	50,390		0.20
Net Cash Flow	$3,779,949		$15.00

Occupancy(3)	100.0%
NOI Debt Yield	10.0%
NCF DSCR	2.57	x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	The Gartner Campus South Property was built between 2018 and 2019, therefore historical information was not available.

(3)	Based on the underwritten rent roll dated December 6, 2019.

■	Appraisal. According to the appraisal, the Gartner Campus South Property had an “as-is” appraised value of $67,150,000 as of September 11, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$66,500,000	N/A	6.00%
Discounted Cash Flow Approach	$67,500,000	7.50%(1)	7.00%(2)

(1)	Represents the internal rate of return.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to the Phase I environmental report dated September 18, 2019 there are no recognized environmental conditions or recommendations for further action at the Gartner Campus South Property.

■	Market Overview and Competition. The Gartner Campus South Property is located in Fort Myers, Lee County, Florida. Fort Myers has grown rapidly in recent years – as of the 2010 census, the city reported a population of approximately 62,000 residents and in 2018, the population was estimated to be over 81,000. Lee County’s economic sectors include construction, retail, leisure and hospitality. The largest employers in the area include Lee Memorial Health System, Publix Super Markets, Wal-Mart, Winn Dixie and Florida Gulf Coast University. Lee County is located within the greater Cape Coral-Fort Myers metro area, which is home to over 758,000 people and reports an unemployment rate of 3.5% as of 2018.

According to a third party report, the Gartner Campus South Property is located in the South Fort Myers/San Carlos submarket within the greater overall Fort Myers office market. As of the third quarter of 2019, the Fort Myers office market spanned approximately 20.6 million SF and reported a vacancy rate of 6.5%. For Class A properties, the market rents average gross rental rates of $22.47 per SF, and the market reported positive absorption for six out of the past seven years. As of the third quarter of 2019, the South Fort Myers/San Carlos office submarket totaled approximately 8.5 million SF and reported an average vacancy of 5.5% for all classes. For Class A properties, average gross rents were $22.64 per SF and the market reported positive net absorption every year since 2010, most recently reporting positive absorption of 210,615 SF in 2018.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

The appraiser reviewed five comparable leases that were most similar to the Gartner Campus South Property and concluded to market rent of $17.40 triple-net, which is slightly above the in-place rental rate of $17.31 per square foot triple-net.

The following table presents certain information relating to comparable leases for the Gartner Campus South Property:

Lease Comparables(1)

Property Name	Location	Tenant Name	SF	Base Rent PSF
Gartner Campus South(2)	Fort Myers, FL	Gartner	251,949	$17.31
Belcan Engineering	West Palm Beach, FL	Belcan Corporation	65,770	$19.11
Miramar II	Miramar, FL	Royal Caribbean	128,540	$22.88
Crosstown Center II	Tampa, FL	USAA	236,550	$22.00
Sun Trust Financial Center	Fort Myers, FL	Asking Rent	11,085	$13.00
Gateway Building	Fort Myers, FL	Asking Rent	34,012	$10.00
Average (excluding Gartner Campus South)			475,957	$17.40

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated December 6, 2019. Base Rent PSF includes approximately $85,522 of contractual rent steps through November 2019.

■	The Borrower. The borrowing entity for the Gartner Campus South Loan is GRTNR Parkway Office, LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Gartner Campus South Loan. Kawa Capital Partners LLC, a Florida limited liability company which operates as Kawa Capital Management, is the non-recourse carve-out guarantor for the Gartner Campus South Loan. Kawa Capital Management is an independent asset management firm founded in 2007 and headquartered in Aventura, Florida with over $1.0 billion of assets under management.

■	Escrows. On the origination date of the Gartner Campus South Loan, the borrower was not required to deposit any upfront reserves.

The requirement to make monthly deposits for tax reserves is provisionally waived so long as (i) no Trigger Period (as defined below) is then continuing and (ii) Gartner has timely paid the taxes directly to the appropriate taxing authority and either the borrower or Gartner has provided evidence of such payment to the lender. If the conditions above are no longer satisfied, the borrower is required to make monthly deposits in an amount equal to one-twelfth of the amount which would be sufficient to pay the estimated annual real estate taxes into a tax reserve account.

The requirement to make monthly deposits for insurance reserves is provisionally waived so long as (i) no Trigger Period is then continuing and (ii) Gartner has timely paid the insurance premiums due on the policies and either the borrower or Gartner has provided evidence of such payment to the lender. If the conditions above are no longer satisfied, the borrower is required to make monthly deposits in an amount equal to one-twelfth of the amount sufficient to pay the insurance premiums due for the renewal of coverage into an insurance reserve account.

The requirement to make monthly deposits for replacement reserves is provisionally waived so long as (i) no Trigger Period is then continuing and (ii) Gartner has diligently made the required replacements and either the borrower or Gartner has provided evidence of such performance to the lender. If the conditions above are no longer satisfied, the borrower is required to deposit an amount equal to approximately $4,199 into a replacement reserve account. The replacement reserve is not subject to a cap.

■	Lockbox and Cash Management. The Gartner Campus South Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver a tenant direction letter to Gartner, the existing tenant at the Gartner Campus South Property, directing it to remit its rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the Gartner Campus South Property to be deposited into such lockbox within two business days of receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 6: Gartner Campus South

and disbursed in accordance with the Gartner Campus South Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Gartner Campus South Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Gartner Campus South Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Gartner Campus South Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt service coverage ratio being less than 1.20x, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Gartner, together with any parent or affiliate thereof providing credit support or a guaranty, or (ii) any replacement tenant of Gartner approved in accordance with the Gartner Campus South Loan documents.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a bankruptcy event of the Specified Tenant as set forth in the Gartner Campus South Loan documents, (ii) any termination or cancellation of the Specified Tenant lease with respect to 80% or more of its leased space (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding), or (iii) any Specified Tenant being in monetary default or material non-monetary default under its applicable Specified Tenant lease beyond applicable notice and cure periods, (iv) any Specified Tenant failing to be in substantially physical occupancy of its demised space under its Specified Tenant lease, (v) any Specified Tenant giving notice that it is terminating its applicable Specified Tenant lease for all or any portion of its space, (vi) both the “LT Corporate Family Rating” and “Senior Unsecured” rating of the applicable Specified Tenant being below “B2” by Moody’s or “B” by S&P and/or Fitch, and (B) expire upon (a) with respect to clause (i) above, either the applicable Specified Tenant affirming its lease or the borrower entering into replacement leases with respect to such space, (b) with respect to clause (ii) above, either the Specified Tenant being in substantial physical occupancy of its space or affirming its lease, or the borrower entering into replacement leases with respect to such space, (c) with respect to clause (iii) above, the lender’s receipt of satisfactory evidence that the monetary default or material non-monetary default has been cured, (d) with respect to clause (iv) above, the Specified Tenant being in substantial physical occupancy under its lease, (e) with respect to clause (v) above, either the lender receiving evidence that the Specified Tenant revoked its termination or cancellation notice or the borrower entering into replacement leases with respect to such space, and (f) with respect to clause (vi) above, the “LT Corporate Family Rating” or “Senior Unsecured” rating of the applicable Specified Tenant being above “B2” by Moody’s and “B” by S&P and Fitch.

■	Property Management. The Gartner Campus South Property is managed by the tenant, Gartner.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” or “special perils” insurance policy without an exclusion of terrorism in an amount equal to the full replacement cost of the Gartner Campus South Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” or “special perils” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN # 7: Harvey building Products

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	30	Loan Seller		CREFI
Location (City/State)(1)	Various, Various	Cut-off Date Principal Balance(3)		$40,000,000
Property Type(1)	Various	Cut-off Date Principal Balance per SF(2)		$78.20
Size (SF)	2,046,119	Percentage of Initial Pool Balance		3.5%
Total Occupancy as of 12/6/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/6/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		3.82000%
Appraised Value(1)	$232,600,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	Various	Original Amortization Term (Months)		360
Borrower Sponsor	AG Net Lease IV Corp.	Original Interest Only Period (Months)		60
Property Management	Self-Managed	First Payment Date		12/6/2019
		Maturity Date		11/6/2029

Underwritten Revenues	$18,933,995
Underwritten Expenses	$4,362,956	Escrows(4)
Underwritten Net Operating Income (NOI)	$14,571,039		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,536,402	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	68.8%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	62.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.62x / 1.51x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.1% / 8.5%	Other(5)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$160,000,000	68.6%	Purchase Price	$230,750,000	99.0%
Principal’s New Cash Contribution	70,172,133	30.1	Closing Costs	2,400,937	1.0
Other Sources	2,978,804	1.3
Total Sources	$233,150,937	100.0%	Total Uses	$233,150,937	100.0%

(1)	See “Portfolio Summary” chart below. The “Portfolio Market Value” of $237.0 million as of October 17, 2019 results in a Cut-off Date LTV Ratio of 67.5% and Maturity Date LTV Ratio of 61.1%.

(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Harvey Building Products Loan Combination (as defined below).

(3)	The Harvey Building Products Loan (as defined below) is part of a loan combination evidenced by four pari passu notes with an aggregate outstanding principal balance of $160.0 million. The Loan Combination Summary presented in the chart below reflects the $160.0 million aggregate Cut-off Date balance of the Harvey Building Products Loan Combination.

(4)	For a full description of Escrows and Reserves, see “—Escrows” below.

(5)	Pursuant to the lease between the borrower, as landlord, and Harvey (as defined below), as tenant, Harvey is required to deliver a letter of credit to the borrower in the amount of $2,500,000 to secure the repayment of the work associated with certain repairs. For further details see “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Harvey Building Products Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in 27 warehouse/distribution facilities, two manufacturing facilities and one headquarters office location totaling 2,046,119 SF located in the Northeast United States (the “Harvey Building Products Properties”). The Harvey Building Products Loan is part of a loan combination comprised of four pari passu notes in the aggregate original principal balance of $160.0 million (the “Harvey Building Products Loan Combination”). The Harvey Building Products Loan Combination, which accrues interest at a fixed rate of 3.82000% per annum, was originated by CREFI on October 21, 2019. The Harvey Building Products Loan has an original principal balance and outstanding principal balance as of the Cut-off Date of $40.0 million, which represents approximately 3.5% of the Initial Pool Balance. The proceeds of the Harvey Building Products Loan Combination were primarily used to purchase the Harvey Building Products Properties for approximately $230.8 million and pay closing costs.

The Harvey Building Products Loan Combination has an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Harvey Building Products Loan Combination requires monthly payments of interest only for the first 60 months of the loan term and will amortize on a 30-year schedule. The scheduled maturity date of the Harvey Building Products Loan Combination is the due date in November 2029.

The Harvey Building Products Loan defeasance lockout period is required to be at least 25 payments beginning with and including the first payment date of December 6, 2019. Defeasance of the full $160.0 million Harvey Building Products Loan Combination is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that includes the last promissory note to be securitized and (ii) October 21, 2022 (collectively, the “Release Date”). The borrower is also permitted to prepay the Harvey Building Products Loan Combination in whole or in part at any time prior to the Release Date with the payment of the greater of (i) a yield maintenance premium and (ii) 4% of the amount prepaid. Additionally, the borrower is permitted to prepay the Harvey Building Products Loan Combination in whole or in part at any time on or after the Release Date with the payment of the greater of (i) a yield maintenance premium and (ii) 1% of the amount prepaid. Voluntary prepayment of the Harvey Building Products Loan is permitted on or after the due date occurring in June 2029 without payment of any prepayment premium or penalty.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

The table below summarizes the notes that comprise the Harvey Building Products Loan Combination. The relationship between the holders of the Harvey Building Products Loan Combination will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Non-Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

A-1-1	$40,000,000	$40,000,000	CGCMT 2019-C7	No
A-1-2	20,000,000	20,000,000	CREFI(1)	No
A-2	50,000,000	50,000,000	Benchmark 2019-B14	Yes
A-3	50,000,000	50,000,000	Benchmark 2019-B15(2)	No
Total	$160,000,000	$160,000,000

(1)	Note A-1-2 is currently held by CREFI and is expected to be contributed to one or more future securitization transactions.

(2)	Expected to be contributed to the Benchmark 2019-B15 transaction.

■	The Mortgaged Properties. The Harvey Building Products Properties are comprised of 27 warehouses/distribution centers, two manufacturing facilities and one headquarters office location totaling 2,046,119 SF located in the Northeast United States (see chart below).

Portfolio Summary
Property Name	City	State	Property Subtype	% of Allocated Loan Amount	Total GLA	Year Built / Renovated	“As-Is” Appraised Value	UW NCF
Londonderry / Manufacturing	Londonderry	New Hampshire	Manufacturing	19.31%	376,294	2007 / NAP	$41,200,000	$2,313,037
Dartmouth / Manufacturing	North Dartmouth	Massachusetts	Manufacturing	11.25%	235,239	1999 / NAP	$24,000,000	$1,355,670
Waltham Corporate	Waltham	Massachusetts	Suburban	9.80%	54,400	2000 / NAP	$22,600,000	$1,229,535
Woburn	Woburn	Massachusetts	Warehouse/Distribution	5.59%	76,054	1989 / NAP	$13,700,000	$826,409
Nashua	Nashua	New Hampshire	Warehouse/Distribution	4.13%	111,594	2006 / NAP	$9,800,000	$589,342
Woburn CPD	Woburn	Massachusetts	Warehouse/Distribution	4.00%	59,800	1989 / NAP	$9,400,000	$586,328
(West) Bridgewater	West Bridgewater	Massachusetts	Warehouse	3.49%	81,776	2005 / NAP	$8,600,000	$496,397
Manchester, NH	Manchester	New Hampshire	Warehouse/Distribution	3.25%	81,747	2003 / NAP	$7,700,000	$463,887
Norwalk 256	Norwalk	Connecticut	Warehouse/Distribution	3.00%	40,232	1972 / NAP	$6,900,000	$438,985
New London	Waterford	Connecticut	Warehouse/Distribution	2.81%	70,642	2008 / NAP	$6,750,000	$406,484
East Haven	East Haven	Connecticut	Warehouse/Distribution	2.69%	70,089	2005 / NAP	$6,700,000	$387,707
Lincoln	Lincoln	Rhode Island	Warehouse/Distribution	2.60%	80,240	2003 / NAP	$6,400,000	$371,497
Bethlehem	Bethlehem	Pennsylvania	Warehouse/Distribution	2.44%	71,091	1973 / 2005	$6,000,000	$343,044
Salem	Salem	New Hampshire	Warehouse/Distribution	2.44%	58,286	2001 / NAP	$5,800,000	$350,416
Norwalk 260	Norwalk	Connecticut	Warehouse/Distribution	2.40%	30,000	1974 / NAP	$5,900,000	$385,245
Berlin	Berlin	Connecticut	Warehouse/Distribution	2.22%	43,796	1994 / NAP	$5,400,000	$353,847
Dartmouth	Dartmouth	Massachusetts	Warehouse	2.19%	63,117	1974 / 2004	$5,400,000	$308,292
Manchester, CT	Manchester	Connecticut	Warehouse/Distribution	1.75%	49,175	1996 / NAP	$4,300,000	$250,928
Portland	Portland	Maine	Warehouse/Distribution	1.69%	48,145	1976 / 2003	$4,100,000	$233,235
Braintree	Braintree	Massachusetts	Warehouse/Distribution	1.66%	32,531	1986 / NAP	$4,000,000	$231,373
Warwick	Warwick	Rhode Island	Warehouse/Distribution	1.54%	43,899	1997 / NAP	$3,800,000	$219,586
Fitchburg	Fitchburg	Massachusetts	Warehouse	1.31%	39,433	1983 / NAP	$3,400,000	$180,277
Auburn	Auburn	Massachusetts	Warehouse/Distribution	1.29%	37,132	1983 / 2006	$3,300,000	$174,630
Berlin CPD	Berlin	Connecticut	Warehouse/Distribution	1.28%	28,163	1977 / NAP	$3,150,000	$213,548
Portsmouth	Portsmouth	New Hampshire	Warehouse/Distribution	1.25%	31,470	1985 / 1999	$3,000,000	$177,455
Southampton	Huntingdon Valley	Pennsylvania	Warehouse/Distribution	1.08%	36,421	1971 / 2009	$2,600,000	$150,739
Wilkes-Barre	Forty Fort	Pennsylvania	Warehouse/Distribution	1.00%	32,200	1950 / 1999	$2,400,000	$141,521
Hyannis	Hyannis	Massachusetts	Warehouse	0.97%	24,070	1986 / 2002	$2,400,000	$138,616
Springfield	Springfield	Massachusetts	Warehouse	0.93%	25,347	1989 / NAP	$2,300,000	$129,844
White River Junction	White River Junction	Vermont	Warehouse/Distribution	0.64%	13,736	1981 / 2001	$1,600,000	$88,530
Total				100.0%	2,046,119		$232,600,000	$13,536,402

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

The following table presents certain information relating to the sole tenant at Harvey Building Products Properties:

Largest Owned Tenant by Underwritten Base Rent(1)

Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	Base Rent PSF(2)	% of Total Base Rent	Lease Expiration Date
Harvey Building Products	NR / NR / NR	2,046,119	100.0%	$7.61	100.0%	10/21/2039

(1)	Based on the underwritten rent roll dated December 6, 2019.

(2)	Base Rent PSF includes $342,563 of contractual rent steps through October 2020.

The Harvey Building Products Properties are 100% occupied by Harvey Building Products (“Harvey”) and represent 30 of its 44 current locations; the remaining properties are leased by Harvey from third party owners. The Harvey Building Products Properties comprise Harvey’s entire manufacturing operation and a corporate headquarters location as well. Harvey manufactures and distributes building products which include siding, roofing, windows, doors, patio rooms and decking products. Harvey generates approximately 80% of its revenue from the remodel/repairs market and rest from residential and commercial construction. The company has a diverse, granular and consistent base of around 46,000 customers consisting primarily of contractors with no single customer accounting for more than 0.5% of total revenue and a 95.0% customer retention rate.

The company was founded in 1961 and its corporate headquarters location is based out of Waltham, Massachusetts with approximately 1,600 employees. Harvey has locations in New Hampshire, Vermont, Maine, Rhode Island, Connecticut, New York, New Jersey and Pennsylvania. All of the company’s products are manufactured in the United States and their warehouse facilities include dedicated recycling areas in order to minimize Harvey’s environmental impact. Harvey was family-owned until 2015 at which point it was acquired by a private equity firm, Dunes Point Capital. Dunes Point Capital also acquired three window and door producers in the Midwest and Mid-Atlantic and has successfully expanded Harvey’s footprint into Ohio, Minnesota and Pennsylvania.

The following table presents certain information relating to the lease rollover schedule at the Harvey Building Products Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030 & Thereafter	2,046,119	100.0	100.0%	15,567,566	100.0	$7.61	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	2,046,119	100.0%		$15,567,566	100.0%	$7.61	1

(1)	Based on the underwritten rent roll dated December 6, 2019.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $342,563 of contractual rent steps through October 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

The following table presents certain information relating to historical leasing at the Harvey Building Products Properties:

Historical Leased %(1)

Property	As of 12/6/2019
Harvey Building Products Portfolio	100%

(1)	Historical information was not provided due to the triple-net nature of the Harvey lease.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Harvey Building Products Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$15,567,566	$7.61
Contractual Rent Steps	0	0.00
Reimbursement Revenue	4,362,956	2.13
Gross Revenue	$19,930,521	$9.74
Vacancy Loss	(996,526)	(0.49)
Effective Gross Revenue	$18,933,995	$9.25

Total Expenses	$4,362,956	$2.13

Net Operating Income	$14,571,039	$7.12
TI/LC	623,413	0.30
Replacement Reserves	411,225	0.20
Net Cash Flow	$13,536,402	$6.62

Occupancy(4)	100.0%
NOI Debt Yield(5)	9.1%
NCF DSCR(5)	1.51x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Historical information was not provided due to the triple net nature of the Harvey lease.

(3)	Underwritten Base Rental Revenue includes $342,563 of contractual rent steps through October 2020.

(4)	Based on the underwritten rent roll dated December 6, 2019.

(5)	Calculated based on the aggregate outstanding principal balance of the Harvey Building Products Loan Combination.

■	Appraisal. According to the appraisal, the Harvey Building Products Properties had an aggregate “as-is” appraised value of $232,600,000 as of various dates in September 2019.

■	Environmental Matters. According to the Phase I environmental reports, dated from August 25, 2019 through August 30, 2019, there are no recognized environmental conditions or recommendations for further action at the Harvey Building Products Properties.

■	Market Overview and Competition. The 30 facilities comprising the Harvey Building Products Properties are spread across the northeastern United States and have the following state concentrations based on total square footage: Massachusetts – 35.6%, New Hampshire – 32.2%, Connecticut – 16.2%, Pennsylvania – 6.8%, Rhode Island – 6.1%, Maine – 2.4% and Vermont – 0.7%.

Waltham Corporate – Waltham, Massachusetts

The corporate headquarters property is situated in Waltham, Massachusetts, which is approximately 11 miles northwest of downtown Boston. The city stretches along the Charles River and is close to several US interstate highways including Interstate-95 which is also Route 128. The corporate headquarters property is located along the south side of Main Street. According to the appraisal, the estimated 2019 population within a one-, three- and five-mile radius of the property is 6,522, 82,109 and 208,839, respectively with an average household income of $156,237, $142,692 and $180,180 within a one-, three-, and five-mile radius, respectively. According to a third party report, as of the second quarter of 2019, the Waltham office submarket has a total inventory of approximately 14.5 million SF with an average vacancy rate of 11.9% and average market rent of $38.61 per square foot. There is new construction in the market and negative net absorption of around 45,000 SF. The appraiser reviewed four comparable leases that were most similar to the Waltham headquarters building and concluded to market rent of $26.50 triple-net which is slightly above the in-place rental rate of $26.00 per square foot triple-net.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

Londonderry / Manufacturing – Londonderry, New Hampshire (Rockingham Industrial Submarket)

Londonderry is located just outside Manchester which is the largest city in New Hampshire. According to the appraisal, the Londonderry property benefits from its location and condition. As a Class B building, it is considered an above average property in its market. According to the appraisal, the estimated 2019 population within a one-, three- and five-mile radius of the property is 1,813, 14,891 and 81,733, respectively with an average household income of $99,866, $111,513 and $88,869 within a one-, three- and five-mile radius, respectively. According to a third party report, as of the second quarter of 2019, the Rockingham industrial submarket has a total inventory of approximately 28.0 million SF with an average vacancy rate of 2.6% and average market rent of $9.26 per square foot. There is new construction in the market of around 20,000 square feet and positive net absorption of around 40,000 square feet. The appraiser reviewed four comparable leases including distribution properties and concluded to market rent of $6.85 triple-net which equates to the in-place rental rate.

Dartmouth Manufacturing – North Dartmouth, Massachusetts (Attleboro / New Bedford Industrial Submarket)

Dartmouth is located in southwestern Massachusetts proximate to the state’s border with Rhode Island and about 30 miles east of Providence. According to the appraisal, North Dartmouth is the town’s primary commercial district and home to Dartmouth Towne Center, Dartmouth Mall and the University of Massachusetts Dartmouth. According to the appraisal, the estimated 2019 population within a one-, three- and five-mile radius of the property is 549, 53,484 and 138,940, respectively with an average household income of $94,138, $65,676 and $69,931 within a one-, three- and five-mile radius, respectively. According to a third party report, as of the second quarter of 2019, the Attleboro / New Bedford industrial submarket has a total inventory of approximately 66.0 million SF with an average vacancy rate of 6.2% and average market rent of $7.15 per square foot. There is new construction in the market and negative net absorption. The appraiser reviewed four comparable leases and concluded to market rent of $6.50 net which is directly in line with the in-place rental rate at the property.

Warehouse & Showroom Facilities

The remaining 27 facilities serve as both warehouses and sales offices for Harvey’s products. According to the individual property appraisals, the majority of the warehouse facilities are situated proximate to major interstates and span across Massachusetts, Connecticut, New Hampshire, Pennsylvania, Rhode Island, Maine and Vermont. Harvey’s primary customers tend to be located within 30 miles of each branch. All 27 facilities are primarily warehouse facilities with a small component, of each property, representing showroom/distribution space.

■	The Borrowers. The borrowing entity for the Harvey Building Products Loan Combination is AGNL Pane, L.L.C., a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. The loan sponsor and non-recourse carve-out guarantor is AG Net Lease IV Corp. (“AGNL”). AGNL is required to maintain a net worth of at least $5.0 million through the term of the Harvey Building Products Loan Combination. AGNL focuses primarily on industrial and warehouse/distribution facilities and has no specific geographic concentration.

■	Escrows. On the origination date of the Harvey Building Products Loan Combination, the borrower was not required to deposit any upfront reserves, however the borrower is required, or is required to cause Harvey, to perform certain repairs at the Harvey Building Products Properties by October 21, 2020 pursuant to the Harvey Building Products Loan Combination documents. In addition, pursuant to the lease between the borrower, as landlord, and Harvey, as tenant (“Harvey Lease”), Harvey is required to deliver a letter of credit to the borrower in the amount of $2,500,000 to secure the repayment of the work associated with certain repairs. In the event that the borrower is entitled to draw on any letter of credit posted by Harvey, the borrower must, upon the occurrence of an event of default under the Harvey Building Products Loan Combination documents, deliver the portion of the proceeds of such letter of credit that has not been applied as set forth in the Harvey Lease, to the lender, to be held by the lender and applied as set forth in the Harvey Lease.

The requirement to make monthly deposits for tax reserves is provisionally waived so long as (i) no Trigger Period (as defined below) is then continuing and (ii) the borrower or Harvey has (a) timely paid the taxes directly to the appropriate taxing authority and (b) provided evidence of such payment to the lender. If the conditions above are no longer satisfied, the borrower is required to deposit an amount equal to one-twelfth of the amount estimated annual real estate taxes into a tax reserve account.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

The requirement to make monthly deposits for insurance reserves is provisionally waived so long as (i) no Trigger Period is then continuing and (ii) the borrower or Harvey has (a) timely paid the insurance premiums due on the policies to the issuer of the policies and (b) provided evidence of such payment to the lender. If the conditions above are no longer satisfied, the borrower is required to deposit an amount equal to one-twelfth of the estimated annual insurance premiums into an insurance reserve account.

The requirement to make monthly deposits for replacement reserves is provisionally waived so long as (i) no Trigger Period is then continuing and (ii) the borrower or Harvey has diligently made the required replacements. If the conditions above are no longer satisfied, the borrower is required to deposit an amount equal to approximately $34,102 into a replacement reserve account. The replacement reserve is not subject to a cap.

■	Lockbox and Cash Management. The Harvey Building Products Loan Combination is structured with a hard lockbox and springing cash management. The borrower is required to deliver a tenant direction letter to Harvey, the existing tenant at the Harvey Building Products Properties, directing it to remit its rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the Harvey Building Products Properties to be deposited into such lockbox immediately. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Harvey Building Products Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Harvey Building Products Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Harvey Building Products Loan Combination. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Harvey Building Products Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt service coverage ratio being less than 1.20x for two consecutive calendar quarters, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Harvey, together with any parent or affiliate thereof providing credit support or a guaranty, or (ii) any replacement tenant of Harvey approved in accordance with the Harvey Building Products Loan Combination documents.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) an event of default under the applicable Specified Tenant lease arising directly as a result of the Specified Tenant’s failure to be in actual, physical possession of, or abandoning the Specified Tenant space (or applicable portion thereof), (ii) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding), or (iii) any bankruptcy or similar insolvency of the Specified Tenant, and (B) expire upon (x) with respect to clause (i) above, the lender’s receipt of satisfactory evidence that any event of default arising directly as a result of the Specified Tenant’s failure to be in actual, physical possession of, or abandoning the Specified Tenant space (or applicable portion thereof) has been cured, (y) with respect to clause (ii) above, the Specified Tenant space being re-leased pursuant to one or more replacement leases approved by the lender in accordance with the Harvey Building Products Loan Combination documents and the tenants thereunder being in actual physical occupancy of the Harvey Building Products Properties and paying fully unabated rent, and (z) with respect to clause (iii) above, (a) the applicable Specified Tenant no longer being insolvent or subject to any bankruptcy or insolvency proceedings and having affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (b) if the Specified Tenant lease is assumed in connection with such proceedings, the bankruptcy court having issued a final order approving the Specified Tenant’s reorganization plan or (c) if the Specified Tenant lease is rejected or otherwise terminated due to any bankruptcy or insolvency proceedings, the Harvey Building Products Property being re-leased pursuant to one or more replacement leases approved by the lender in accordance with the Harvey Building Products Loan Combination documents and the tenants thereunder being in actual physical occupancy of the Harvey Building Products Property and paying full unabated rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

■	Property Management. The Harvey Building Products Properties are self-managed.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. At any time after the earlier of (i) the third anniversary of the origination date, and (ii) the date that is two years after the closing date of the securitization that includes the last note to be securitized, the direct or indirect owners of the borrower are permitted to obtain mezzanine financing secured by direct or indirect ownership interests in the borrower so long as, among other things: (a) no event of default has occurred and is continuing, (b) the lender and such mezzanine lender have entered into an intercreditor agreement reasonably satisfactory to the lender, (c) the combined loan-to-value ratio (as calculated in the Harvey Building Products Loan Combination documents) is no greater than 67.5%, (d) the debt service coverage ratio (as calculated in the Harvey Building Products Loan Combination documents) is equal to or greater than 1.51x, (e) the debt yield (as calculated in the Harvey Building Products Loan Combination documents) is equal to or greater than 8.65%, (f) the maturity date of the mezzanine loan is not earlier than the maturity date of the Harvey Building Products Loan Combination and (g) if required by the lender, a rating agency confirmation is delivered with respect to the mezzanine loan.

■	Release of Collateral. Provided that no event of default is continuing under the Harvey Building Products Loan Combination documents, at any time after the earlier of (a) the third anniversary of the origination date, and (b) the date that is two years after the closing date of the securitization that includes the last note to be securitized, the borrower may (l) deliver defeasance collateral and obtain release of one or more individual Harvey Building Products Properties (except that the following individual Harvey Building Products Properties are not permitted to be released: (x) the Londonderry / Manufacturing property (0.7%) of the initial pool balance), (y) the Dartmouth / Manufacturing property (0.4% of the initial pool balance), and (z) the Waltham Corporate property (0.3% of the initial pool balance) (the “Restricted Release Properties”), and/or (ll) partially prepay the Harvey Building Products Loan Combination and obtain release of one or more individual Harvey Building Products Properties (except that the Restricted Release Properties are not permitted to be released), in each case, provided that, among other conditions (i) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to 110% of the allocated loan amount for the individual Harvey Building Products Property, (ii) the borrower delivers a REMIC opinion, (iii) in the case of a partial defeasance, the borrower delivers a rating agency confirmation or, in the case of a partial prepayment, the borrower delivers a rating agency confirmation only if requested by the lender, (iv) as of the date of the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Harvey Building Products Properties is greater than the greater of (a) the debt service coverage ratio for all of the Harvey Building Products Properties as of the date of the consummation of the partial release, and (b) 1.51x, (v) as of the date of the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the loan-to-value ratio with respect to the remaining Harvey Building Products Properties is no greater than the lesser of (a) 67.5% and (b) the loan-to-value ratio for all of the Harvey Building Products Properties as of the date of the consummation of the partial release, and (vi) as of the date of the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt yield with respect to the remaining Harvey Building Products Properties is greater than the greater of (a) 8.65% and (b) the debt yield for all of the Harvey Building Products Properties as of the date of the consummation of the partial release.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 7: Harvey building Products

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” or “special perils” insurance policy without an exclusion of terrorism in an amount equal to the full replacement cost of the Harvey Building Products Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable property until the completion of restoration or the expiration of 24 months, with a six-month extended period of indemnity. The “all-risk” or “special perils” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000 except with respect to earthquake and windstorm/named storms, which such insurance will provide for no deductible in relation to such coverage in excess of 5% of the total insurable value of the related property. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premium with respect to property and business interruption insurance. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		LCF(2)
Location (City/State)	Phoenix, Arizona	Cut-off Date Balance		$40,000,000
Property Type	Hospitality	Cut-off Date Balance per Room		$115,942.03
Size (Rooms)	345	Percentage of Initial Pool Balance		3.5%
Total TTM Occupancy as of 9/30/2019	51.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2019	51.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / 2019	Mortgage Rate		4.12800%
Appraised Value	$76,100,000	Original Term to Maturity (Months)		120
Appraisal Date	10/1/2019	Original Amortization Term (Months)		324
Borrower Sponsor(1)	William J. Yung III	Original Interest Only Period (Months)		NAP
Property Management	Columbia Sussex Management, LLC	First Payment Date		1/6/2020
		Maturity Date		12/6/2029

Underwritten Revenues	$15,481,166
Underwritten Expenses	$9,800,586
Underwritten Net Operating Income (NOI)	$5,680,580	Escrows(3)
Underwritten Net Cash Flow (NCF)	$4,906,521		Upfront	Monthly
Cut-off Date LTV Ratio	52.6%	Taxes	$303,634	$75,909
Maturity Date LTV Ratio	39.8%	Insurance	$66,207	$9,458
DSCR Based on Underwritten NOI / NCF	2.31x / 1.99x	FF&E(4)	$0	5% of Gross Revenue
Debt Yield Based on Underwritten NOI / NCF	14.2% / 12.3%	Other(5)	$560,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,000,000	100.0%	Loan Payoff(6)	$26,759,478	66.9%
			Principal Equity Distribution(5)	11,856,741	29.6
			Reserves	929,841	2.3
			Closing Costs	453,940	1.1
Total Sources	$40,000,000	100.0%	Total Uses	$40,000,000	100.0%

(1)	See “—The Borrower” below.

(2)	LCF is Ladder Capital Finance LLC.

(3)	See “—Escrows” below.

(4)	Monthly FF&E represents FF&E reserve deposits generally equal to one-twelfth of 5.0% of the gross revenues for the preceding 12-month period (initially estimated to be approximately $64,505). See “—Escrows” below.

(5)	Upfront Other reserves represents a (i) $300,000 seasonality reserve, and (ii) $260,000 PIP reserve. See “—Escrows” below.

(6)	The mortgage loan refinanced a previous loan that was modified in October 2019 when the borrower electively prepaid $10 million in order to reduce the interest payments under the previous loan.

■	The Mortgage Loan. The mortgage loan (the “Marriott Phoenix Airport Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a full-service hotel located at 1101 North 44th Street (the “Marriott Phoenix Airport Property”).The Marriott Phoenix Airport Loan had an original principal balance of $40,000,000, has a Cut-off Date Balance of $40,000,000 and represents approximately 3.5% of the Initial Pool Balance. The Marriott Phoenix Airport Loan, which accrues interest at an interest rate of 4.12800% per annum, was originated by Ladder Capital Finance LLC on November 22, 2019. The proceeds of the Marriott Phoenix Airport Loan were primarily used to refinance existing debt on the Marriott Phoenix Airport Property, pay closing costs and fund upfront reserves.

The Marriott Phoenix Airport Loan had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires payments of principal and interest based on a 27-year amortization schedule. The scheduled maturity date of the Marriott Phoenix Airport Loan is the due date in December 2029. Voluntary prepayment of the Marriott Phoenix Airport Loan is permitted on or after October 6, 2029 without payment of any prepayment premium. Provided no event of default under the Marriott Phoenix Airport Loan is continuing, defeasance of the Marriott Phoenix Airport Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Property. The Marriott Phoenix Airport Property is a twelve-story, 345-room, full-service hotel located on approximately 7.1 acres in Phoenix, Arizona. The Marriott Phoenix Airport Property is located along the east side of 44th Street at the interchange with Loop 202, which is approximately 1.7 miles northeast of the Phoenix Sky Harbor International Airport. The 345 rooms consist of 234 standard rooms with a king-sized bed, 110 standard rooms with two queen-sized beds and three suites (which are rented as one room). The Marriott Phoenix Airport Property was built in 1999, but most recently has undergone an approximately $11.0 million renovation including upgrades to all guestrooms and bathrooms, renovation of common spaces, restaurant, bar, amenities and fire/safety systems. Amenities include a restaurant, club level lounge, outdoor swimming pool, sundries shop, meeting space, fitness room and vending and ice machines. The Marriott Phoenix Airport Property recently executed a new 20-year franchise agreement with Marriott International, Inc., which expires in December 2039.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

According to an August 2019 hospitality research report, the Marriott Phoenix Airport Property had a 50.7% occupancy, $168.86 ADR and $85.64 RevPAR as of the trailing 12-month period ending August 31, 2019.

The demand segmentation at the Marriott Phoenix Airport Property consists of 52% group, 26% leisure, and 22% commercial. The primary competitive set for the Marriott Phoenix Airport Property consists of seven full-service hotels ranging in size from 200 to 353 rooms, and containing an aggregate of 1,776 rooms (excluding the Marriott Phoenix Airport Property). The following table presents certain information relating to the 2018 demand analysis with respect to the Marriott Phoenix Airport Property based on market segmentation:

2018 Accommodated Room Night Demand(1)

Property	Commercial	Group	Leisure
Marriott Phoenix Airport Property	22%	52%	26%
Crowne Plaza Phoenix Airport PHX	28%	38%	34%
Holiday Inn & Suites Phoenix Airport North	31%	32%	37%
DoubleTree by Hilton Suites Phoenix	27%	39%	34%
Marriott Phoenix Resort Tempe At The Buttes	14%	70%	16%
Hilton Phoenix Airports	32%	30%	38%
Radisson Hotel Phoenix Airport	35%	21%	44%
Residence Inn Phoenix Airport	75%	2%	23%

(1)	Source: Appraisal.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Marriott Phoenix Airport Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per Room
Room Revenue	$10,870,417	$10,789,480	$10,687,041	$10,965,890	$10,965,890	$31,785
Food & Beverage Revenue	5,526,201	4,533,550	4,506,258	4,375,008	4,375,008	$12,681
Other Revenue	52,013	84,808	141,142	140,268	140,268	$407
Total Revenue	$16,448,631	$15,407,838	$15,334,441	$15,481,166	$15,481,166	$44,873

Room Expense	$2,110,371	$2,114,748	$2,310,040	$2,337,852	$2,337,852	$6,776
Food & Beverage Expense	2,817,743	2,494,904	2,333,259	2,184,425	2,184,425	$6,332
Other Expense	4,892	29,093	32,106	27,093	27,093	$79
Total Departmental Expense	$4,933,005	$4,638,745	$4,675,405	$4,549,370	$4,549,370	$13,187
Total Undistributed Expense	4,288,441	4,186,045	4,179,400	4,288,732	4,226,816	$12,252
Fixed Charges	952,713	1,085,420	1,085,420	1,108,584	1,024,400	$2,969
Total Operating Expenses	$5,241,154	$5,271,464	$5,264,819	$5,397,316	$5,251,216	$15,221

Net Operating Income	$6,274,471	$5,497,629	$5,394,217	$5,534,480	$5,680,580	$16,465
FF&E	0	0	0	0	774,058	$2,244
Net Cash Flow	$6,274,471	$5,497,629	$5,394,217	$5,534,480	$4,906,521	$14,222

Occupancy	53.6%	51.7%	50.6%	51.7%	51.7%
NOI Debt Yield	15.7%	13.7%	13.5%	13.8%	14.2%
NCF DSCR	2.55x	2.24x	2.19x	2.25x	1.99x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■	Appraisal. According to the appraisal, the Marriott Phoenix Airport Property had an “as-is” appraised value of $76,100,000 as of October 1, 2019.

Appraisal Approach	Appraised Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$76,600,000	N/A	7.50%
Discounted Cash Flow Approach	$76,100,000	10.3%	8.3%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated October 23, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the Marriott Phoenix Airport Property other than the continued implementation of an asbestos operations and maintenance plan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

■	Market Overview and Competition. The Marriott Phoenix Airport Property is located in Phoenix, Arizona approximately 1.7 miles northeast of the Phoenix Sky Harbor International Airport, 5.0 miles northeast of downtown Phoenix, and 4.1 miles southwest of downtown Scottsdale, Arizona. According to a third-party market source, Phoenix is the capital and most populous city in Arizona and the fifth most populous city in the United States with over 1.7 million residents. In addition, in 2018, the greater Phoenix area welcomed 42 businesses and three corporate headquarters, which represented approximately $1.18 billion in capital investment and created 8,606 total jobs.

The Marriott Phoenix Airport Property offers shuttle service to and from all the Sky Harbor International Airport terminals. The Sky Harbor International Airport serves 17 airlines with approximately 1,200 arrivals and departures daily and serves as the regional hub for American Airlines and US Airways. According to the appraisal, as of the year end 2018, Sky Harbor International Airport was the thirteenth busiest in the United States with approximately 45 million passengers, which represented a 2.3% increase year over year. According to the Wall Street Journal, the Sky Harbor International Airport was rated the Best Large US Airport based on fifteen categories including reliability, value, and convenience.

According to the appraisal, the 2019 estimated population within a one-, three- and five-mile radius of the Marriott Phoenix Airport Property is 19,365, 116,641 and 346,279, respectively, and the 2019 estimated average household income within the same radii were $47,910, $62,381 and $70,271, respectively.

According to the appraisal, there are no proposed full service hotels or properties that are currently under development that would be directly competitive with the Marriott Phoenix Airport Property.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Phoenix Airport Property and its competitive set, as provided in a market research report for the Marriott Phoenix Airport Property:

Historical Statistics

	Marriott Phoenix Airport				Competitive Set				Penetration
	2016(1)	2017(1)	2018(1)	TTM 8/31/2019(2)	2016(1)	2017(1)	2018(1)	TTM 8/31/2019(2)	2016(1)	2017(1)	2018(1)	TTM 8/31/2019(2)
Occupancy	52.5%	51.3%	50.1%	50.7%	77.4%	75.2%	74.1%	75.4%	67.8%	68.2%	67.6%	67.3%
ADR	$163.15	$165.67	$168.48	$168.86	$125.46	$126.55	$131.45	$131.27	130.0%	130.9%	128.2%	128.6%
RevPAR	$85.62	$85.06	$84.46	$85.64	$97.15	$95.22	$97.45	$98.92	88.1%	89.3%	86.7%	86.6%

(1)	Source: January 2019 hospitality research report.

(2)	Source: September 2019 hospitality research report.

The following table presents certain information relating to the primary competition for the Marriott Phoenix Airport Property:

Marriott Phoenix Airport Property Competitive Set(1)

Property	Number of Rooms	Year Built
Marriott Phoenix Airport Property	345	1999
Crowne Plaza Phoenix Airport PHX	290	1987
Holiday Inn & Suites Phoenix Airport North	228	1981
DoubleTree by Hilton Suites Phoenix	242	1985
Marriott Phoenix Resort Tempe At The Buttes	353	1987
Hilton Phoenix Airport	259	1989
Radisson Hotel Phoenix Airport	204	1989
Residence Inn Phoenix Airport	200	1999
Total(2)	1,776

(1)	Source: Appraisal.

(2)	Total excludes the Marriott Phoenix Airport Property.

■	The Borrower. The borrower is CP Phoenix, LLC, a single-purpose, single-asset entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Phoenix Airport Loan. The borrower sponsor is William J. Yung III, who is the president and founder of Columbia Sussex Corporation (“CSC”), and CSC Holdings, LLC is the non-recourse carve-out guarantor under the Marriott Phoenix Airport Loan documents

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

Founded in 1972, CSC is a privately-owned hotel owner and operator. Currently, CSC owns and manages 49 hotels across 22 different states made up of six different brands, including Marriott Hotels, JW Marriott, Renaissance, Hilton Hotels and Resorts, Double Tree and Hyatt Regency. CSC was previously the sponsor of several properties, including the Marriott Phoenix Airport Property under a prior loan that was securitized, that went into special servicing and/or were foreclosed upon. See “Description of the Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

■	Escrows. At the origination of the Marriott Phoenix Airport Loan, the borrower funded escrow reserves of (i) $303,634 for real estate taxes, (ii) $66,207 for insurance, (iii) $300,000 for seasonality, and (vi) $260,000 for outstanding items in the PIP.

On each due date, the borrower is required to fund the following reserves with respect to the Marriott Phoenix Airport Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12 month period (initially estimated to be $75,909 per month); (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period (initially estimated to be $9,458 per month); and (iii) an FF&E reserve in an amount equal generally to the greater of one-twelfth of 5% of the gross revenue generated over the preceding 12-month period (initially estimated at $64,505) or one-twelfth of the projected gross revenue in the then-effective annual budget for the 12-month period to which such annual budget relates.

At the origination of the Marriott Airport Phoenix Loan, the borrower deposited $300,000 into a seasonality reserve account. At any time the amount on deposit in this reserve is less than $685,000 (the “Seasonality Reserve Cap”) on each due date, the borrower is required to deposit an amount equal to the lesser of: (i) 25% of the Seasonality Reserve Cap and (ii) all amounts, if any remaining in the cash management account after the payment of debt service and all other required reserve account deposits until the Seasonality Reserve Cap is reached; provided that, no later than the due date occurring in April of each year, the borrower will be required to deposit an amount into the reserve such that the amounts on deposit in the reserve are equal to the Seasonality Reserve Cap. The Marriott Phoenix Airport Loan documents provide for the disbursement of amounts from the seasonality reserve for the payment of approved operating expenses, all or part of any monthly debt service payment and any amount of reserve funds then due during the months of July, August and December.

■	Lockbox and Cash Management. The Marriott Phoenix Airport Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver letters to all credit card companies directing such credit card companies to pay all sums directly to the lender-controlled lockbox account, and the borrower is required to deposit all revenue generated by the Marriott Phoenix Airport Property into the lockbox account. Prior to the occurrence of a Marriott Phoenix Airport Trigger Period, funds in the lockbox account are to be disbursed to the borrower’s operating account. Upon the occurrence of an Marriott Phoenix Airport Trigger Period, all sums on deposit in the lockbox account are required to be swept each business day into a cash management account for the payment of, among other things, debt service and property operating expenses, and for the funding of monthly escrows, with any excess to be held as additional collateral by the lender until the expiration of the applicable Marriott Phoenix Airport Trigger Period, after which it is returned to the borrower.

A “Marriott Phoenix Airport Trigger Period" will (a) commence upon the first to occur of (i) an event of default under the Marriott Phoenix Airport Loan documents; (ii) an event of default under the Marriott Phoenix Airport management agreement; (iii) a NCF DSCR below 1.55x; and (iv) a Marriott Phoenix Airport Franchise Agreement Trigger Event (as defined below); and (b) expire upon (1) with regard to any Marriott Phoenix Airport Trigger Period caused solely by the event described in clause (i) above, the cure (if applicable) of such event of default is accepted by the lender in its sole and absolute discretion; (2) with regard to any Marriott Phoenix Airport Trigger Period caused solely by the event described in clause (ii) above, the cure of such an event of default or the replacement of manager with a qualified manager; (3) with regard to any Marriott Phoenix Airport Trigger Period caused solely by the event described in clause (iii) above, the NCF DSCR is at least 1.60x for two consecutive quarters; and (4) with regard to any Marriott Phoenix Airport Trigger Period caused solely by the event described in clause (iv), the date on which the borrower has delivered evidence indicating that the franchise agreement is in full force and effect with no default thereunder, which evidence may include a “good standing” or similar letter from franchisor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN # 8: MARriott PHOENIX Airport

A “Marriott Phoenix Airport Franchise Agreement Trigger Event" means the delivery of notice by the franchisor of any breach or default by the borrower under the franchise agreement that, with the passage of time and/or delivery of notice, permits franchisor to terminate or cancel the franchise agreement.

■	Property Management. The Marriott Phoenix Airport Property is managed by Columbia Sussex Management, LLC, a borrower affiliate, pursuant to a management agreement expiring in March 2037.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Marriott Phoenix Airport Property, plus business interruption coverage in an amount equal to 100% of the projected gross income less non-continuing expenses from the Marriott Phoenix Airport Property for 18 months with 12 months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $100,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #9: AUSTIN LANDING MIXED-USE

Cinepolis

THE PARK
AT AUSTIN LANDING

UBS

UBS

Kroger

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

TERRADATA
Hilton Garden Inn
Kroger
DISCOVERY PLACE
THE FLATS AT AUSTIN LANDING
PARKING GARAGE
ABBEY ROAD
LANDING WAY
LIVERPOOL LANE
BUFFALO WILD WINGS GRILL & BAR
ENTERPRISE PLACE
STAYBRIDGE SUITES
NRK HOGAN INSURANCE
ENDEAVOR
PROGRESS PARK TOWER
WING EYECARE
EXISTING PARKING GARAGE
JUNGLE RED
KOHL'S
CYCLEBAR
CLUB PILATES
RIGBY ROAD
COLD STONE CREAMERY
orangetheory FITNESS
cinépolis LUXURY CINEMAS
DEWEY'S PIZZA
FIREBIRDS
THE PARK AT AUSTIN LANDING
Broken Egg Cafe
BAR 145
EVENT SPACE
noodles & company
Bar Louie
BIKE HUB
ANTHONY VINCE
INNOVATION DRIVE
GNC
DODD CAMERA
spavia
Great Clips
petvalu
OLD NAVY
Panera BREAD
FIVE GUYS
at&t
HomeGoods
TJ·maxx
Chuy's
BJ's
FIELD & STREAM
AUSTIN BOULEVARD
Anchor
Non-Anchor / In-line
Ground Leaase
Vacant
Not part of the Collateral

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	Miamisburg, Ohio		Cut-off Date Balance(2)		$38,750,000
Property Type	Mixed Use		Cut-off Date Balance per SF(1)		$106.35
Size (SF)	834,510		Percentage of Initial Pool Balance		3.4%
Total Occupancy as of 11/1/2019	96.9%		Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2019	96.9%		Type of Security		Fee Simple
Year Built / Latest Renovation	2010 / NAP		Mortgage Rate		3.98000%
Appraised Value	$143,450,000		Original Term to Maturity (Months)		120
Appraisal Date	8/1/2019		Original Amortization Term (Months)		600
Borrower Sponsor		Soly Halabi and Joseph Simhon	Original Interest Only Period (Months)		NAP
Property Management		Austin Landing Property Management, LLC	First Payment Date		1/6/2020
			Maturity Date		12/6/2029

Underwritten Revenues	$18,661,617
Underwritten Expenses	$7,134,201		Escrows(3)
Underwritten Net Operating Income (NOI)	$11,527,416			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,705,903		Taxes	$1,416,313	$236,052
Cut-off Date LTV Ratio(1)	61.9%		Insurance	$28,569	$9,523
Maturity Date LTV Ratio(1)	57.1%		Replacement Reserve	$0	$8,127
DSCR Based on Underwritten NOI / NCF(1)	2.82x / 2.62x		TI/LC	$750,000	$67,728
Debt Yield Based on Underwritten NOI / NCF(1)	13.0% / 12.1%		Other Reserve	$397,915	$20,833

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$88,750,000	63.9%	Purchase Price	$134,500,000	96.9%
Subordinate Loan Amount	26,000,000	18.7	Upfront Reserves	2,592,797	1.9
Principal’s Cash Contribution	22,325,720	16.1	Closing Costs	1,766,384	1.3
Other Sources	1,783,461	1.3
Total Sources	$138,859,181	100.0%	Total Uses	$138,859,181	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Austin Landing Mixed-Use Senior Notes (as defined below). See "—The Mortgage Loan" below

(2)	The Cut-off Date Balance of $38,750,000 represents the non-controlling note A-2, which is part of a loan combination evidenced by two pari passu senior A notes having an aggregate outstanding principal balance as of the Cut-off Date of $88,750,000 and one controlling subordinate B note, with an original principal balance of $26,000,000. See "—The Mortgage Loan" below.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Austin Landing Mixed-Use Loan”) is part of a loan combination (the “Austin Landing Mixed-Use Loan Combination”) evidenced by two pari passu senior notes with an aggregate outstanding principal balance of $88,750,000 (the “Austin Landing Mixed-Use Senior Notes”), and one subordinate note with an outstanding principal balance of $26,000,000 (the “B Note”) that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a mixed-use campus located in Miamisburg, Ohio (the “Austin Landing Mixed-Use Property”). The Austin Landing Mixed-Use Loan, which is evidenced by the non-controlling note A-2, had an original principal balance of $38,750,000, has a Cut-off Date Balance of $38,750,000 and represents approximately 3.4% of the Initial Pool Balance. The Austin Landing Mixed-Use Loan Combination had an original principal balance of $114,750,000 and has an outstanding principal balance as of the Cut-off Date of $114,750,000. The non-controlling note A-1, which had an original principal balance of $50,000,000 and has an outstanding principal balance as of the Cut-off Date of $50,000,000, is currently held by Citi Real Estate Funding Inc. (“CREFI”) and is expected to be contributed to one or more future securitization transactions. The B Note, which had an original principal balance of $26,000,000, is currently being held by KCM Austin Landing LLC. The Austin Landing Mixed-Use Senior Notes, which accrue interest at a fixed rate of 3.98000% per annum, were originated by CREFI on November 13, 2019. The proceeds of the Austin Landing Mixed-Use Loan Combination were primarily used to fund the acquisition of the Austin Landing Mixed-Use Property, fund upfront reserves and pay closing costs.

The Austin Landing Mixed-Use Loan Combination has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Austin Landing Mixed-Use Loan Combination will amortize on a 50-year schedule. The scheduled maturity date of the Austin Landing Mixed-Use Loan Combination is the due date in December 2029. The Austin Landing Mixed-Use lockout period will be at least 24 payment dates beginning with and including the first payment date of January 6, 2020. Defeasance is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that includes the last promissory note to be securitized and (ii) November 13, 2022. The assumed lockout period of 24 payments is based on the expected CGCMT 2019-C7 securitization transaction closing date in December 2019. The actual lockout period may be longer.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

The table below summarizes the promissory notes that comprise the Austin Landing Mixed-Use Loan Combination. The relationship between the holders of the Austin Landing Mixed-Use Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The Austin Landing Mixed-Use Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2019-B15(1)	No(2)
A-2	$38,750,000	$38,750,000	CGCMT 2019-C7	No
B	$26,000,000	$26,000,000	KCM Austin Landing LLC	Yes
Total / Wtd. Avg.	$114,750,000	$114,750,000

(1)	Expected to be contributed to the Benchmark 2019-B15 transaction.

(2)	As long as no control appraisal period with respect to note B has occurred, note B will be the controlling note, however, following the occurrence and during the continuance of a control appraisal period with respect to note B, note A-1 will be the controlling note.

■	The Mortgaged Property. The Austin Landing Mixed-Use Property is an 834,510 SF mixed use office and retail property located in Miamisburg, Ohio which is approximately 15 miles south of Dayton, Ohio and 40 miles north of Cincinnati. The Austin Landing Mixed-Use Property is located within a larger 70-acre Austin Landing North planned mixed-use community. The Austin Landing Mixed-Use Property’s office component is approximately 50.0% of gross rent and the retail component is approximately 50.0% of gross rent. The Austin Landing Mixed-Use Property, which began construction in 2010 and was completed in various phases, is built on a 59.8-acre site and comprised of 17 buildings. According to the appraisal, the buildings vary in height from one to four stories and are in good to excellent condition. The office component of the Austin Landing Mixed-Use Property is 99.1% occupied by 32 tenants and the retail component is 95.2% occupied by 34 tenants with an overall occupancy of 96.9% as of the November 1, 2019 rent roll. According to the appraisal, there is surface and garage parking at the Austin Landing Mixed-Use Property, with a total of 3,403 spaces, which equates to a 4.1 parking spaces per 1,000 SF of net rentable area.

The largest office tenant at the Austin Landing Mixed-Use Property, Thompson Hine LLP (“Thompson Hine”), occupies 43,048 SF on a 10 year lease which expires in October 2021. The tenant has two, five-year renewal options and no termination options under its lease. Thompson Hine is a national law firm which was founded in 1911 and has offices in Atlanta, Chicago, Cincinnati, Cleveland, Columbus, Dayton, New York and Washington D.C. It currently counsels clients across 33 practice and industry groups covering 144 areas of law. Thompson Hine is among the largest business law firms in the United States.

The largest retail tenant by SF is Kroger, which occupies 97,000 SF at the Austin Landing Mixed-Use Property on a ground lease that expires in December 2032. The tenant has 12, five-year renewal options and no termination options under its lease. Kroger operates 2,759 grocery retail stores under a variety of banner names. The largest retail tenant by UW Base Rent at the Austin Landing Mixed-Use Property is Cinepolis, which occupies 52,750 SF on a lease which expires in December 2031. The tenant has two, five-year renewal options and no termination options under its lease. Based in Mexico, Cinepolis International is the fourth largest movie theater exhibitor in the world. It was founded in Mexico in the city of Morelia, Michoacan in 1971. Currently, the company operates 712 cinema complexes, 5,771 screens and over 1,013,935 seats across 14 countries worldwide. It was the first cinema exhibitor in the world to pioneer the concept of luxury movie theaters, establishing the first luxury theater experience in 1999 in Mexico City. Cinepolis’ US operations are based in Dallas, Texas.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Austin Landing Mixed-Use Property:

Largest Office & Retail Tenants(1)

Office Tenant Names	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Thompson Hine LLP	NR / NR / NR	43,048	5.2%	$706,126	6.0%	$16.40	10/31/2021	2, 5-year options
Kettering Healthcare	NR / NR / NR	31,695	3.8	530,298	4.5	$16.73	12/31/2020	2, 5-year options
Merrill Lynch(4)	A+ / A2 / NR	25,987	3.1	424,351	3.6	$16.33	5/31/2024	2, 5-year options
Health Carousel(5)	NR / NR / NR	22,500	2.7	360,000	3.1	$16.00	9/30/2027	2, 5-year options
UBS Financial Services(6)	NR / NR / NR	22,022	2.6	369,584	3.2	$16.78	10/31/2027	2, 5-year options
Largest Owned Tenants		145,252	17.4%	$2,390,359	20.4%	$16.46
Remaining Office Tenants		215,677	25.8%	$3,470,975	29.6%	$16.09
Vacant Office		3,450	0.4%	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenant		364,379	43.7%	5,861,335	50.0%	$16.24

Anchor Retail Tenants	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options	Sales PSF(7)	Occupancy Cost(7)
Kroger(8)	NR / Baa1 / BBB	97,000	11.6%	$220,000	1.9%	$2.27	12/31/2032	12, 5-year options	$854	0.3%
Kohl’s(8)	BBB / Baa2 / BBB	87,327	10.5	100,000	0.9	$1.15	1/31/2032	10, 5-year options	$199	0.6%
Cinepolis	NR / NR / NR	52,750	6.3	1,134,125	9.7	$21.50	12/31/2031	2, 5-year options	$312,671	42.3%
Field & Stream	NR / NR / NR	50,470	6.0	857,990	7.3	$17.00	1/31/2030	3, 5-year options	$148	16.3%
TJ Maxx/HomeGoods	NR / A2 / A+	45,000	5.4	427,500	3.6	$9.50	10/31/2023	4, 5-year options	$389	4.6%
Largest Owned Tenants		332,547	39.8%	$2,739,615	23.4%	$8.24
Remaining Retail Tenants		115,043	13.8%	$3,114,301	26.6%	$27.07
Vacant Retail		22,541	2.7%	NAP	NAP	NAP
Total		470,131	56.3%	$5,853,916	50.0%	$13.08

Total / Wtd. Avg. All Owned Tenants		834,510	100.0%	$11,715,251	100.0%	$14.49

(1)	Based on the underwritten rent roll dated November 1, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $31,967 of present value contractual rent steps and $158,811 of contractual rent steps through October 2020.

(4)	Merrill Lynch has a one-time option to contract its space by half with six months written notice on the last day of the 7th lease year of the initial term.

(5)	Health Carousel has a one-time right to terminate the lease with an effective termination at the end of the 5th lease year of the term.

(6)	UBS Financial Services has a one-time right to terminate the lease with an effective termination at the end of the 7th year of the lease by providing the landlord with a minimum of six months’ notice.

(7)	Sales PSF and Occupancy Cost are based off the most recent sales reported. Sales PSF for Cinepolis represents sales per screen. There are 12 screens at the Austin Landing Mixed-Use Property.

(8)	Both Kroger and Kohl’s are on ground leases.

The following table presents certain information relating to the lease rollover schedule at the Austin Landing Mixed-Use Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
2019	0	0.0%	0.0%	$0	0.0%	$0.00	0
2020	38,375	4.6	4.6%	672,608	5.7	$17.53	4
2021	117,005	14.0	18.6%	1,893,513	16.2	$16.18	14
2022	29,907	3.6	22.2%	432,762	3.7	$14.47	3
2023	58,228	7.0	29.2%	825,778	7.0	$14.18	5
2024	60,139	7.2	36.4%	1,179,638	10.1	$19.62	6
2025	30,207	3.6	40.0%	601,141	5.1	$19.90	6
2026	17,798	2.1	42.1%	490,139	4.2	$27.54	5
2027	72,814	8.7	50.9%	1,411,303	12.0	$19.38	9
2028	33,107	4.0	54.8%	530,662	4.5	$16.03	3
2029	47,259	5.7	60.5%	947,592	8.1	$20.05	6
2030 & Thereafter	303,680	36.4	96.9%	2,730,115	23.3	$8.99	6
Vacant	25,991	3.1	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	834,510	100.0%		$11,715,251	100.0%	$14.49	67

(1)	Based on the underwritten rent toll dated November 1, 2019.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $31,967 of present value contractual rent steps and $158,811 of contractual rent steps through October 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

The following table presents certain information relating to historical leasing at the Austin Landing Mixed-Use Property:

Historical Leased %(1)

2016	2017	2018	As of 11/1/2019(2)
90.2%	93.2%	95.3%	96.9%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated November 1, 2019.

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Austin Landing Mixed-Use Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 9/30/2019	Underwritten	Underwritten $ per SF
In-Place Base Rent	$7,472,437	$9,180,711	$10,086,359	$10,693,971	$11,524,473	$13.81
Contractual Rent Steps(2)	0	0	0	0	190,778	$0.23
Vacant Income	0	0	0	0	746,587	$0.89
Reimbursements	3,689,728	4,499,424	4,928,130	5,546,775	6,533,680	$7.83
Vacancy & Credit Loss(3)	$0	$0	0	$0	($1,169,262)	($1.40)
Other Income(4)	596,596	782,280	771,188	805,623	835,362	$1.00
Effective Gross Income	$11,758,761	$14,462,415	$15,785,677	$17,046,369	$18,661,617	$22.36

Real Estate Taxes	$2,231,878	$2,490,723	$2,663,436	$2,702,597	$3,242,384	$3.89
Insurance	76,760	81,297	92,706	85,866	109,270	$0.13
Utilities	492,421	545,266	564,348	635,076	635,076	$0.76
Management Fee	372,839	461,964	505,822	530,086	559,849	$0.67
Other Operating Expenses	2,317,984	3,040,748	2,234,525	2,478,505	2,587,623	$3.10
Total Operating Expenses	$5,491,883	$6,619,999	$6,060,837	$6,432,129	$7,134,201	$8.55

Net Operating Income	$6,266,878	$7,842,417	$9,724,841	$10,614,240	$11,527,416	$13.81
Tenant Improvements	0	0	0	0	723,985	$0.87
Replacement Reserves	0	0	0	0	97,527	$0.12
Net Cash Flow	$6,266,878	$7,842,417	$9,724,841	$10,614,240	$10,705,903	$12.83

Occupancy	90.2%	93.2%	95.3%	97.0%	96.9%(3)
NOI Debt Yield	7.1%	8.8%	11.0%	12.0%	13.0%
NCF DSCR	1.53x	1.92x	2.38x	2.59x	2.62x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Includes $31,967 of present value contractual rent steps and $158,811 of contractual rent steps through October 2020.

(3)	The underwritten occupancy is based on the underwritten rent roll as of November 1, 2019.

(4)	Other Income mainly consists of income collected by the community operator for the purposes of maintaining the common areas of the Austin Landing Mixed-Use Property, miscellaneous items such as late fees and percentage rent for Panera.

■	Appraisal. According to the appraisal, the Austin Landing Mixed-Use Property had an “as-is” appraised value of $143,450,000 as of August 1, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$146,560,000	N/A	7.00%
Discounted Cash Flow Approach	$143,450,000	8.00%	7.25%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental report dated August 2, 2019, there are no recognized environmental conditions or recommendations for further action at the Austin Landing Mixed-Use Property.

■	Market Overview and Competition. The Austin Landing Mixed-Use Property is located in Miamisburg, Ohio, within Montgomery County, which is approximately 15 miles south of Dayton and 40 miles north of Cincinnati. The Austin

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

Landing Mixed-Use Property is located within a larger 70-acre Austin Landing North planned mixed-use community. It is part of the greater Cincinnati/Dayton office and retail market and the South Dayton submarket. The Austin Landing Mixed-Use Property is centrally located in Miamisburg and accessible from major thoroughfares, Interstate 75 and Interstate 675 that are both within two miles. Within the Austin Landing Mixed-Use Property’s immediate area, there are office, retail, industrial, mixed-use and auto dealership uses along major arterials that are interspersed with multifamily complexes and single family residential development removed from arterials. Per the appraisal, the demographics within the area consist of a year-end 2018 population, in a one-, three- and five-mile radius of 4,756, 46,186 and 127,542, respectively. The average household income as of year-end 2018, in a one-, three- and five-mile radius of the Austin Landing Mixed-Use Property was 78,658, 101,098 and 92,234, respectively.

According to the appraisal, the South Dayton retail market, as of the second quarter of 2019, had a total inventory of approximately 11.6 million SF with a 4.0% vacancy rate and asking rent of $12.11 per SF. Per the appraisal, the South Dayton retail submarket experienced a slight negative net absorption of 14,960 SF as of the second quarter of 2019. According to the appraisal, the South Dayton retail submarket demonstrates sound fundamentals with the greatest strength being the low vacancy rates currently displayed in the submarket. According to the appraisal, as of the second quarter of 2019, the South Dayton office submarket had a total inventory of approximately 6.8 million SF, a vacancy rate of 9.6%, asking rents of $16.35 per SF and a slight negative net absorption of 84,367 SF. There was no new inventory delivered in the second quarter of 2019 and also none in the prior 12 months.

■	The Borrower. The borrower is Austin Landing North, LLC, a Delaware limited liability company and single purpose entity with at least two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Austin Landing Mixed-Use Loan Combination. The borrower sponsors and non-recourse carveout guarantors are Soly Halabi and Joseph Simhon. Soly Halabi is the President of Institutional Assets at Venture Capital Properties, a New York City based investment sales and capital markets firm. Venture Capital Properties specializes in the real estate investment acquisitions and dispositions as well as management, leasing, and placing debt and equity. Prior to Venture Capital Properties, Soly Halabi oversaw all strategic operations as an executive vice president at the Gindi Group, a New York City based real estate development and acquisitions company. Joseph Simhon is an experienced private real estate investor who owns and manages over 500,000 SF of flex/office space in Dayton, Ohio, 350,000 SF of industrial, office and retail space in greater Cincinnati, Ohio, and several other properties throughout Ohio.

■	Escrows. On the origination date of the Austin Landing Mixed-Use Loan Combination, the borrower funded reserves of (i) $1,416,313 for real estate taxes, (ii) $28,569 for insurance premiums, (iii) $750,000 for tenant improvements and leasing commissions, (iv) $243,805 for unfunded obligations, and (v) $154,110 for deferred maintenance.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the Austin Landing Mixed-Use Loan Combination: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the next ensuing 12-month period (initially estimated to be $236,052), (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the next ensuing 12-month period (initially estimated to be $9,523), (iii) a replacement reserves equal to $8,127, subject to a $292,582 cap (iv) a TI/LC reserve equal to $67,728 to the extent that the funds in the TI/LC reserve are less than $1,000,000 and (v) a road repair reserve equal to $20,833 for repairs in connection with capital replacements to certain streets, which is subject to a $500,000 cap.

■	Lockbox and Cash Management. The Austin Landing Mixed-Use Loan Combination is structured with a hard lockbox and in-place cash management. The borrower is obligated to deliver tenant direction letters to the lender (and authorized lender to deliver such letters to each existing tenant at the Austin Landing Mixed-Use Property) directing each tenant to remit their rent checks directly to the lender-controlled lockbox. The borrower and the property manager are each required to cause rents and other sums generated from the Austin Landing Mixed-Use Property to be deposited directly into such lockbox within two business days of receipt. All funds deposited into the lockbox are required to be transferred on a business day once each calendar week to a cash management account under the control of the lender to be applied and disbursed in accordance with the Austin Landing Mixed-Use Loan Combination documents, and, to the extent an Austin Landing Mixed-Use Trigger Period (as defined below) exists, all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Austin Landing Mixed-Use Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Austin Landing Mixed-Use Loan Combination; provided, however, to the extent an Austin Landing Mixed-Use Trigger Period exists solely due to the occurrence of a Specified Tenant Trigger Period (as defined below),

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

and subject to the terms of the Austin Landing Mixed-Use Loan Combination documents, then the amount of funds required to be deposited into the excess cash flow reserve account will be capped at (i) $873,000 if the Specified Tenant Trigger Period involves Kroger, and (ii) $1,582,500 if the Specified Tenant Trigger Period involves Cinepolis. Upon an event of default under the Austin Landing Mixed-Use Loan Combination documents, the lender may apply funds to the debt in such priority as it may determine.

An “Austin Landing Mixed-Use Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the underwritten net cash flow falling below $8,000,000, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the first to occur of (x) the underwritten net cash flow being equal to or greater than $8,000,000 for two consecutive calendar quarters and (y) the borrower depositing into a reserve account an amount which, if added to underwritten cash flow, would cause the underwritten cash flow to be equal to or greater than $8,000,000, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Kroger, (ii) Cinepolis, (iii) any other lessee succeeding to the interest of a Specified Tenant named in clauses (i) and (ii) as lessee of the applicable Specified Tenant space approved by the lender in accordance with the Austin Landing Mixed-Use Loan Combination documents, (iv) any lessee pursuant to a lease that, among other things set forth in the Austin Landing Mixed-Use Loan Combination documents, either (x) accounts for 15% or more of the total rental income at the Austin Landing Mixed-Use Property or (y) demises 15% or more of the gross leasable area at the Austin Landing Mixed-Use Property, and (v) any guarantor under the applicable Specified Tenant lease.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a Specified Tenant being in a monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), failing to be open to the public for business and/or “going dark” in its Specified Tenant space (or applicable portion thereof), (iii) the Specified Tenant giving notice that it is terminating its lease for all or any significant portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, and (v) any bankruptcy or similar insolvency of a Specified Tenant, and (B) expire upon the satisfaction of the Specified Tenant cure conditions under the Austin Landing Mixed-Use Loan Combination documents.

■	Property Management. The Austin Landing Mixed-Use Property is managed by Austin Landing Property Management, LLC, an affiliate of the borrower sponsor, pursuant to a management agreement. Under the Austin Landing Mixed-Use Loan Combination documents, the lender may, or may require the borrower to, terminate the management agreement and replace the manager if: (i) an event of default under the Austin Landing Mixed-Use Loan Combination documents exists, (ii) there exists a default by the manager under the management agreement beyond all applicable notice and cure periods, (iii) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding, or (iv) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the Austin Landing Mixed-Use Loan Combination documents, the borrower may terminate the management agreement and replace the manager with a manager that, in the reasonable opinion of the lender, is a reputable management organization, provided that, if required by the lender, the borrower has obtained a rating agency confirmation.

■	Mezzanine or Secured Subordinate Indebtedness. On November 14, 2019, KCM Austin Landing LLC, purchased the subordinate B Note in the amount of $26,000,000 from CREFI, which originally funded the B Note. The non-trust B Note has an interest rate of 11.25000% per annum and is coterminous with the Austin Landing Mixed-Use Senior Notes. The Austin Landing Mixed-Use Loan Combination is subject to a co-lender agreement. Based on the Austin Landing Mixed-Use Loan Combination Cut-off Date Balance of $114,750,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below:

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: AUSTIN LANDING MIXED-USE

Financial Information

	Austin Landing Mixed- Use Senior Notes	Austin Landing Mixed- Use Loan Combination
Cut-off Date Balance	$88,750,000	$114,750,000
Cut-off Date LTV Ratio	61.9%	80.0%
Maturity Date LTV Ratio	57.1%	75.1%
DSCR Based on Underwritten NCF	2.62x	1.52x
Debt Yield Based on Underwritten NOI	13.0%	10.0%

■	Permitted Future Mezzanine or Secured indebtedness: Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Austin Landing Mixed-Use Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Austin Landing Mixed-Use Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Austin Landing Mixed-Use Property until the completion of restoration or the expiration of 18 months, with a twelve-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

■	Condominium Structure. The Austin Landing Mixed-Use Property consists, in part, of a 100.0% borrower owned condominium that is inactive and controlled by the borrower.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

GIANT
Aston Center – Aston, PA

GIANT
Ayr Town Center – McConnellsburg, PA

GIANT
Creekside Market Place - Hellertown, PA

GIANT
Scott Town Center – Bloomsburg, PA

Parkway Plaza – Mechanicsburg, PA

Stonehedge Square – Carlisle, PA

Spring Meadow – Reading, PA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	CREFI
Location (City/State)(1)	Various, Various	Cut-off Date Principal Balance(3)	$38,500,000
Property Type(1)	Retail	Cut-off Date Principal Balance per SF(2)	$176.85
Size (SF)	548,482	Percentage of Initial Pool Balance	3.4%
Total Occupancy as of 9/1/2019	97.5%	Number of Related Mortgage Loans	NAP
Owned Occupancy as of 9/1/2019	97.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	3.87000%
Appraised Value(1)	$130,500,000	Original Term to Maturity (Months)	120
Appraisal Date(1)	10/1/2019	Original Amortization Term (Months)	360
Borrower Sponsor	Leo S. Ullman and Robert F. Whalen Jr.	Original Interest Only Period (Months)	60
Property Management	Vastgood Properties, LLC (Borrower-Related)	First Payment Date	1/6/2020
		Maturity Date	12/6/2029

Underwritten Revenues	$11,645,551
Underwritten Expenses	$2,827,787	Escrows(4)
Underwritten Net Operating Income (NOI)	$8,817,765		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,312,126	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	74.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	67.3%	Replacement Reserves	$0	$12,741
DSCR Based on Underwritten NOI / NCF(2)	1.61x / 1.52x	TI/LC	$0	$8,681
Debt Yield Based on Underwritten NOI / NCF(2)	9.1% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$97,000,00	75.7%	Purchase Price	$127,000,000	99.1%
Principal’s New Cash Contribution	31,166,630	24.3	Closing Costs	1,166,630	0.9

Total Sources	$128,166,630	100.0%	Total Uses	$128,166,630	100.0%

(1)	See “Portfolio Summary” chart below. The “Portfolio Market Value” of $130.5 million as of October 1, 2019 results in a Cut-off Date LTV Ratio of 74.3% and Maturity Date LTV Ratio of 67.3%.

(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Giant Anchored Portfolio Loan Combination (as defined below).

(3)	The Giant Anchored Portfolio Loan (as defined below) is part of a loan combination evidenced by four pari passu notes with an aggregate outstanding principal balance of $97.0 million. The Loan Combination Summary presented in the chart below reflects the $97.0 million aggregate Cut-off Date balance of the Giant Anchored Portfolio Loan Combination.

(4)	For a full description of Escrows and Reserves, see “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Giant Anchored Portfolio Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest seven anchored retail properties located in Pennsylvania (the “Giant Anchored Portfolio Properties”). The Giant Anchored Portfolio Loan is part of a loan combination comprised of four pari passu notes in the aggregate original principal balance of $97.0 million (the “Giant Anchored Portfolio Loan Combination”). The Giant Anchored Portfolio Loan Combination, which accrues interest at a fixed rate of 3.87000% per annum, was co-originated by Citi Real Estate Funding Inc. and Wells Fargo Bank, N.A on November 19, 2019. The Giant Anchored Portfolio Loan has an original principal balance and outstanding principal balance as of the Cut-off Date of $97.0 million, which represents approximately 3.4% of the Initial Pool Balance. The proceeds of the Giant Anchored Portfolio Loan Combination were primarily used to purchase the Giant Anchored Portfolio Properties for approximately $127.0 million and pay closing costs.

The Giant Anchored Portfolio Loan Combination had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest only for the first 60 months of the loan term of the Giant Anchored Portfolio Loan Combination. The scheduled maturity date of the Giant Anchored Portfolio Loan Combination is the due date in December 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) November 19, 2022 and (ii) the second anniversary of the closing date of the last securitization of a note comprising part of the Giant Anchored Portfolio Loan Combination, (the “Release Date”) the Giant Anchored Portfolio Loan Combination may be defeased with “government securities” permitted under the Giant Anchored Portfolio Loan Combination documents.

Voluntary prepayment of the Giant Anchored Portfolio Loan Combination is permitted on or after the due date in September 2029 without payment of any prepayment premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

The table below summarizes the notes that comprise the Giant Anchored Portfolio Loan Combination. The relationship between the holders of the Giant Anchored Portfolio Loan Combination will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The -Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

A-1-A	$38,500,000	$38,500,000	CGCMT 2019-C7	Yes
A-1-B	10,000,000	10,000,000	CREFI(1)	No
A-2-A	30,000,000	30,000,000	BANK 2019-BNK24	No
A-2-B	18,500,000	18,500,000	Wells Fargo Bank, N.A.	No
Total	$97,000,000	$97,000,000

(1)	Note A-1-B is currently held by CREFI and is expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Properties. The Giant Anchored Portfolio Properties include seven anchored retail properties totaling 548,482 SF, located throughout Pennsylvania. Built from 1990 to 2005, the Giant Anchored Portfolio Properties range in size from 55,000 SF to 111,028 SF and are all anchored by Giant grocery stores. Four of the seven Giant Anchored Portfolio Properties contain on-site fuel stations. The Giant Anchored Portfolio Properties have parking ratios ranging from 4.4 to 7.6 spaces per 1,000 SF of rentable area. For the trailing 12-month period ending December 31, 2018, the Giant stores at each of the Giant Anchored Portfolio Properties reported sales ranging from $393 to $792 PSF with occupancy costs ranging from 2.6% to 5.2% (inclusive of fuel station sales; see sales table below). As of September 1, 2019, the Giant Anchored Portfolio Properties were 97.5% occupied with individual occupancy rates ranging from 94.5% to 100.0%.

Portfolio Summary
Property Name	City	State	Property Subtype	% of Allocated Loan Amount	Total GLA	Year Built / Renovated	“As-Is” Appraised Value	UW NCF
Parkway Plaza	Mechanicsburg	Pennsylvania	Anchored	19.1%	111,028	1998 / NAP	$24,200,000	$1,493,430
Aston Center	Aston	Pennsylvania	Anchored	16.5%	55,000	2005 / NAP	$20,700,000	$1,314,853
Spring Meadow	Reading	Pennsylvania	Anchored	16.4%	77,050	2004 / 2019	$22,400,000	$1,356,782
Scott Town Center	Bloomsburg	Pennsylvania	Anchored	14.2%	67,923	2004 / NAP	$18,200,000	$1,171,601
Creekside Marketplace	Hellertown	Pennsylvania	Anchored	13.9%	90,804	2001 / NAP	$18,000,000	$1,083,238
Stonehenge Square	Carlisle	Pennsylvania	Anchored	11.5%	88,677	1990 / 2005	$16,000,000	$1,099,245
AYR Town Center	McConnellsburg	Pennsylvania	Anchored	8.4%	58,000	2005 / NAP	$11,000,000	$792,976
Total				100%	548,482		$130,500,000	$8,312,126

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

The following table presents certain information relating to anchor tenants at the Giant Anchored Portfolio Properties:

Largest Owned Tenant by Underwritten Base Rent(1)

Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	Base Rent PSF(3)	% of Total Base Rent(3)	Sales	PSF	Occ. Cost %	Lease Expiration Date
Giant – Parkway Plaza(4)	Baa1/BBB/BBB+	71,335	13.0%	$17.78	13.1%	$51,684,152	$725	3.1%	12/31/2023
Giant – Aston Center	Baa1/BBB/BBB+	55,000	10.0%	$27.13	15.4%	$40,336,296	$733	4.2%	11/30/2025
Giant – Spring Meadow	Baa1/BBB/BBB+	67,400	12.3%	$21.70	15.1%	$53,399,008	$792	3.6%	10/31/2024
Giant – Scott Town Center(5)	Baa1/BBB/BBB+	54,333	9.9%	$21.29	12.0%	$38,926,732	$716	3.4%	7/31/2023
Giant – Creekside Market Place	Baa1/BBB/BBB+	57,428	10.5%	$15.02	8.9%	$42,439,748	$739	2.6%	3/31/2027
Giant – Stonehedge Square	Baa1/BBB/BBB+	51,687	9.4%	$11.56	6.2%	$24,764,740	$479	3.2%	5/31/2026
Giant – AYR Tower Center	Baa1/BBB/BBB+	52,400	9.6%	$16.95	9.2%	$20,573,488	$393	5.2%	5/31/2025
Total/Wtd. Avg.		409,583	74.7%	$18.87	80.0%

Other Tenants		125,383	22.9%	$15.45	20.0%
Vacant Space		13,516	2.5%	NAP	NAP
Total/Wtd. Avg.		548,482	100.0%	$18.07	100.0%

(1)	Based on the underwritten rent roll dated September 1, 2019.

(2)	The ratings shown represent Giant’s parent company, Koninklijke Ahold Delhaize N.V. The leases of five of the Giant Anchored Portfolio Properties are guaranteed by Koninklijke Ahold N.V. (each of the Parkway Plaza, Aston Center, Spring Meadow, Scott Town Center and AYR Town Center properties).

(3)	Base Rent PSF include the following adjustments: present value credit for future rent bumps for Giant at the Aston Center, Creekside Marketplace and Stonehedge Square properties (totaling $113,475) and contractual rent bump in June 2020 for the Giant at the Ayr Town Center property (totaling $25,000).

(4)	Giant’s separate lease for the fuel station at the Parkway Plaza property (4,400 SF) may be terminated by the tenant at any time with 30 days’ written notice and a termination fee equal to two years of the then current rent with 30 days written notice.

(5)	Giant is subject to a ground lease at the Scott Town Center property and owns its improvements.

The Giant Anchored Portfolio Properties are all anchored by Giant Food Stores, Inc. (“Giant”), occupying a total of 409,583 SF representing 74.7% of NRA and 80.0% of underwritten base rent. Giant was founded in 1923 in Carlisle, Pennsylvania. Giant is a wholly-owned subsidiary of Ahold Delhaize N.V., a Netherlands corporation (rated BBB+/Baa1/BBB by Fitch/Moody’s/S&P). Giant operates approximately 200 grocery stores in Pennsylvania, Maryland, Virginia and West Virginia under the names Giant Food Stores and Martin’s Food Markets. Royal Ahold N.V. merged with Delhaize Group N.V. in July 2016, and the combined operations involve store brands including Stop & Shop, Food Lion and Hannaford, as well as the Peapod online home delivery grocery business. The leases of the Giant stores at five of the seven Giant Anchored Portfolio Properties are guaranteed by the rated parent company entity, Koninklijke Ahold Delhaize N.V. (Parkway Plaza, Aston Center, Spring Meadow, Scott Town Center and Ayr Town Center). The Giant stores at each of the Giant Anchored Portfolio Properties have lease expiration dates occurring in 2023 through 2027, and six of the Giant leases have at least 6, 5-year renewal options remaining (the Stonehedge Square store has 2, 5-year renewal options). None of the leases for the Giant stores at the Giant Anchored Portfolio Properties have termination options with the exception of Giant’s fuel station lease noted in the table above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Giant Anchored Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	35,464	6.5	6.5%	472,353	4.9	$13.32	17
2021	12,532	2.3	8.8%	224,145	2.3	$17.89	7
2022	27,605	5.0	13.8%	401,887	4.2	$14.56	10
2023	140,048	25.5	39.3%	2,685,906	27.8	$19.18	6
2024	86,460	15.8	55.1%	1,849,339	19.1	$21.39	11
2025	107,400	19.6	74.7%	2,379,926	24.6	$22.16	3
2026	53,687	9.8	84.5%	631,364	6.5	$11.76	2
2027	62,190	11.3	95.8%	944,013	9.8	$15.18	3
2028	0	0.0	95.8%	0	0.0	$0.00	0
2029	2,880	0.5	96.3%	31,248	0.3	$10.85	1
2030 & Thereafter	6,700	1.2	97.5%	45,000	0.5	$6.72	1
Vacant	13,516	2.5	97.5%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	548,482	100.0%	100.0%	$9,665,181	100.0%	$18.07	61

(1)	Based on the underwritten rent roll dated September 1, 2019.
(2)	Total/Wtd. Avg. UW Rent PSF Rolling excludes vacant space.
(3)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the lease rollover schedule.

The following table presents certain information relating to historical leasing at the Giant Anchored Portfolio Properties:

Historical Leased %(1)

Property	2017	2018	As of(1)
Giant Anchored Portfolio	97.5%	98.0%	97.5%

(1)	Based on the underwritten rent roll dated September 1, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

The following table presents certain information relating to historical leasing at the Giant Anchored Portfolio Properties:

Historical Sales
	2016(1)		2017(1)		2018(1)
Property Name	Gross Sales	PSF	Gross Sales	PSF	Gross Sales	PSF	Occ. Cost(2)
Giant – Parkway Plaza (Grocery)	$40,863,836	$611	$43,887,064	$656	$44,855,616	$670
Giant – Parkway Plaza (Fuel)	$5,285,176	$1,201	$5,943,028	$1,351	$6,828,536	$1,552
Giant – Parkway Plaza (Total)	$46,149,012	$647	$49,830,092	$699	$51,684,152	$725	3.1%
Giant – Aston Center	$43,739,592	$795	$38,934,844	$708	$40,336,296	$733	4.2%
Giant – Spring Meadow (Grocery)	$45,144,112	$695	$45,091,956	$694	$47,238,568	$727
Giant – Spring Meadow (Fuel)	$4,595,552	$1,915	$5,415,020	$2,256	$6,160,440	$2,567
Giant – Spring Meadow (Total)	$49,739,664	$738	$50,506,976	$749	$53,399,008	$792	3.6%
Giant – Scott Town Center (Grocery)	$35,023,300	$645	$34,843,900	$641	$34,537,204	$636
Giant – Scott Town Center (Fuel)	$3,451,240	N/A(3)	$3,901,768	N/A(3)	$4,389,528	N/A(3)
Giant – Scott Town Center (Total)	$38,474,540	N/A(3)	$38,745,668	N/A(3)	$38,926,732	N/A(3)	3.4%
Giant – Creekside Market Place	$42,690,336	$743	$42,328,676	$737	$42,439,748	$739	2.6%
Giant – Stonehedge Square	N/A(4)	N/A(4)	$23,088,468	$447	$24,764,740	$479	3.2%
Giant – Ayr Town Center (Grocery)	$16,111,004	$322	$16,208,868	$324	$16,747,744	$335
Giant – Ayr Town Center (Fuel)	$2,943,044	$1,226	$3,408,236	$1,420	$3,825,744	$1,594
Giant – Ayr Town Center (Total)	$19,054,048	$364	$19,617,104	$374	$20,573,488	$393	5.2%

(1)	Sales shown represent the trailing 12-month period ending on December 31 of each year.

(2)	Occupancy costs are based on 2018 sales, underwritten rent and reimbursements.

(3)	The Giant grocery store and fuel station at the Scott Town Center property are subject to a ground lease, and the square footage associated with the fuel station is not available.

(4)	The Giant store at the Stonehedge Square property was repositioned from a Nell’s Market in 2016, and 2016 sales are not available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Giant Anchored Portfolio Properties:

Cash Flow Analysis(1)(2)

	2016	2017	2018	Trailing 12 9/19	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$8,978,782	$9,120,640	$9,244,186	$9,415,066	$9,519,959	$17.36
Contractual Rent Steps	0	0	0	0	145,222	0.26
Potential Income from Vacant Space	0	0	0	0	266,762	0.49
Reimbursement Revenue	1,806,544	2,205,412	2,176,159	2,173,819	2,320,672	4.23
Gross Revenue	$10,785,326	$11,326,052	$11,420,345	$11,588,885	$12,252,616	$22.34
Vacancy Loss	1,637	(20,000)	(15,000)	(24,456)	(607,064)	(1.11)
EGI Before Other Income	$10,786,963	$11,306,052	$11,405,345	$11,564,429	$11,645,551	$21.23
Parking	4,185	52,941	10,943	7,071	0	0
Effective Gross Income	$10,791,148	$11,358,993	$11,416,288	$11,571,500	$11,645,551	$21.23

Total Expenses	$2,519,155	$2,380,082	$2,381,601	$2,476,558	$2,827,787	$5.16

Net Operating Income	8,271,993	$8,978,911	$9,034,687	$9,094,942	$8,817,765	$16.08
TI/LC	0	0	0	0	351,839	0.64
Replacement Reserves	0	0	0	0	153,800	0.28
Net Cash Flow	$8,271,993	$8,978,911	$9,034,687	$9,094,942	$8,312,126	$15.15

Occupancy	N/A	97.5%	98.0%	97.5%(4)	95.0%
NOI Debt Yield(5)	8.5%	9.3%	9.3%	9.4%	9.1%
NCF DSCR(5)	1.51x	1.64x	1.65x	1.66x	1.52x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Underwritten Base Rental Revenue includes $145,222 of contractual rent steps through November 2020.

(3)	Based on the underwritten rent roll dated September 1, 2019.

(4)	Calculated based on the aggregate outstanding principal balance of the Giant Anchored Portfolio Loan Combination.

■	Appraisal. According to the appraisal, the Giant Anchored Portfolio Properties had an aggregate “as-is” appraised value of $130,500,000 as of October 1, 2019.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Parkway Plaza
Direct Capitalization Approach	$24,800,000	N/A	6.50%
Discounted Cash Flow Approach	$24,200,000	7.75%(1)	7.00%(2)
Aston Center
Direct Capitalization Approach	$20,700,000	N/A	6.25%
Discounted Cash Flow Approach	$19,900,000	7.25%(1)	6.50%(2)
Spring Meadow
Direct Capitalization Approach	$24,300,000	N/A	6.50%
Discounted Cash Flow Approach	$22,400,000	7.75%(1)	7.00%(2)
Scott Town Center
Direct Capitalization Approach	$19,100,000	N/A	6.75%
Discounted Cash Flow Approach	$18,200,000	8.25%(1)	7.00%(2)
Creekside Marketplace
Direct Capitalization Approach	$18,900,000	N/A	6.75%
Discounted Cash Flow Approach	$18,000,000	8.00%(1)	7.00%(2)
Stonehenge Square
Direct Capitalization Approach	$16,400,000	N/A	7.00%
Discounted Cash Flow Approach	$16,000,000	8.25%(1)	7.50%(2)
AYR Town Center
Direct Capitalization Approach	$11,900,000	N/A	7.25%
Discounted Cash Flow Approach	$11,000,000	8.25%(1)	7.50%(2)

(1)	Represents the internal rate of return.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. With respect to the Creekside Market Place property the Phase I environmental report identifies as a controlled REC for the Creekside Market Place property impacts to surface soils associated with historical

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

onsite agricultural activities. Various investigations and remediation activities were conducted at the Creekside Market Place property, which resulted in at least one area impacted by historical agricultural activities meeting residential soil standards, and two other impacted areas meeting non-residential soil standards. A deed acknowledgement, which identifies the two areas where residual impacts exist and soils do not meet residential standards reportedly accompanies the deed for the Creekside Market Place property. Based on the findings of the site investigations and remediation activities, the Pennsylvania Department of Environmental Protection issued closure to the Creekside Market Place property and a release of liability under the Statewide Health Standard for non-residential soil in March 1999. Given closure of this matter by the regulatory authority, the environmental consultant did not recommend any additional investigation or action. With respect to the Scott Town Center property, the Phase I environmental report identifies as a controlled REC for the Creekside Market Place property impacts to soils and groundwater above residential standards associated with historical agricultural and plant nursery activities conducted onsite. To address concerns associated with soil and groundwater impacts above residential standards, an environmental covenant was placed on the Creekside Market Place property, which prohibits future residential use and includes institutional and engineering controls which eliminates exposure pathways. Given the existence of the environmental covenant, the environmental consultant did not recommend any additional investigation. According to the Phase I environmental reports for the remaining properties, dated from September 23, 2019 through October 18, 2019, there are no recognized environmental conditions or recommendations for further action at the remaining Giant Anchored Portfolio Properties.

■	Market Overview and Competition. The Giant Anchored Portfolio Properties are located in six different submarkets across Pennsylvania. According to a third-party market research provider, as of the third quarter of 2019, the submarket vacancy rates ranged from 1.3% to 7.8%. The appraiser’s concluded market rents for the Giant spaces at each of the Giant Anchored Portfolio Properties ranged from $15.00 PSF to $22.50 PSF, triple net.

The following table presents certain information relating to the submarket information and appraiser’s market rent conclusions for the Giant Anchored Portfolio Properties:

Market/Submarket Information
Property Name - Location	Submarket Name	Total Submarket Inventory (SF)(1)	Submarket Vacancy Rate(1)	Appraiser’s Market Rent (Giant Space)
Parkway Plaza – Mechanicsburg, PA	Harrisburg Area West	15,277,670	5.9%	$20.00 PSF NNN
Aston Center – Aston, PA	Delaware County	22,638,250	4.1%	$22.50 PSF NNN
Spring Meadow – Reading, PA	Berks County	24,104,186	7.8%	$21.50 PSF NNN
Scott Town Center – Bloomsburg, PA	Bloomsberg/Berwick	6,699,678	1.3%	$21.00 PSF NNN
Creekside Market Place – Hellertown, PA	Lehigh Valley	40,889,813	4.2%	$20.00 PSF NNN
Stonehedge Square – Carlisle, PA	Harrisburg Area West	15,277,670	5.9%	$15.00 PSF NNN
AYR Town Center – McConnellsburg, PA	Harrisburg Metro(2)	33,016,749(2)	6.0%(2)	$18.00 PSF NNN

(1)	Submarket inventory and vacancy rates shown are as of the third quarter of 2019, per a third party market research provider, unless otherwise noted.

(2)	The AYR Town Center property is not situated within a submarket tracked by a certain third party market research provider. The information shown above was provided by the appraiser and represents market data (rather than submarket).

■	The Borrowers. The borrowers comprise seven Delaware limited liability companies (collectively, the “Giant Anchored Portfolio Borrower”). Legal counsel to the Giant Anchored Portfolio Borrower delivered a non-consolidation opinion in connection with the origination of the Giant Anchored Portfolio Loan Combination. The Giant Anchored Portfolio Borrower sponsors and non-recourse carveout guarantors for the Giant Anchored Portfolio Loan Combination are Leo S. Ullman and Robert F. Whalen, Jr. (collectively, the “Guarantor”).

Leo Ullman serves as the president of Vastgood Properties, LLC (“Vastgood”). Founded by Mr. Ullman in 2011, Vastgood is engaged in the ownership, development and management of primarily supermarket-anchored retail properties, focused in the Mid-Atlantic states. Vastgood partners with institutional and private investors in the acquisition of both “core” and “value add” retail properties, for which it provides physical property management, leasing, construction management and financial reporting functions. Vastgood’s principal office is located in Port Washington, New York and the firm also maintains a regional office in the greater Harrisburg/Carlisle/Lancaster area. Vastgood’s portfolio includes 15 anchored retail centers located in Pennsylvania, New York and Maryland. Robert F. Whalen Jr. has over 20 years of commercial real estate development, leasing and management experience and has participated in the development, leasing and management of over 12 million SF of retail centers, office buildings, self storage facilities and multifamily developments.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

■	Escrows. On the origination date of the Giant Anchored Portfolio Loan Combination, the Giant Anchored Portfolio Borrower was not required to deposit any upfront reserves.

The requirement to make monthly deposits for tax reserves is provisionally waived so long as no Trigger Period (as defined below) is then continuing. If a Trigger Period exists, the Giant Anchored Portfolio Borrower is required to deposit an amount equal to one-twelfth of the amount estimated annual real estate taxes into a tax reserve account.

The requirement to make monthly deposits for insurance reserves is provisionally waived so long as no Trigger Period is then continuing. During a Trigger Period, if the liability or casualty policy maintained by the Giant Anchored Portfolio Borrower does not constitute a blanket or umbrella policy approved in accordance with the Giant Anchored Portfolio Loan Combination documents, the Giant Anchored Portfolio Borrower is required to deposit an amount equal to one-twelfth of the estimated annual insurance premiums into an insurance reserve account.

The Giant Anchored Portfolio Borrower is required to make monthly deposits in an amount equal to approximately $12,741 into a replacement reserve account. The replacement reserve is not subject to a cap.

The Giant Anchored Portfolio Borrower is required to make monthly deposits in amount equal to approximately $8,681 into a tenant improvement and leasing commission reserve account. The tenant improvement and leasing commission reserve is subject to a cap of $400,000.

■	Lockbox and Cash Management. The Giant Anchored Portfolio Loan Combination is structured with a springing lockbox and springing cash management. Upon (i) the first occurrence of a Trigger Period (as defined below) and for so long as such Trigger Period is continuing thereafter and (ii) the second occurrence of a Trigger Period and for so long as the debt remains outstanding thereafter, the Giant Anchored Portfolio Borrower is required to immediately deposit, or cause to be deposited, all revenue generated by the Giant Anchored Portfolio Properties. All funds in the lockbox account are required to be swept on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Giant Anchored Portfolio Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Giant Anchored Portfolio Loan Combination documents are required (i) to the extent that an event of default has occurred and is continuing, be held by the lender in an excess cash flow reserve account as additional collateral for the Giant Anchored Portfolio Loan Combination and (ii) to the extent that no event of default has occurred and is continuing, be disbursed to the Giant Anchored Portfolio Borrower. Notwithstanding the foregoing, in the event (i) the Trigger Period is due only to the existence of a Specified Tenant Trigger Period with respect to no more than one Specified Tenant lease and (ii) the debt yield is greater than 8.0% (without giving credit to income attributable to such Specified Tenant leases), all funds on deposit in the cash management account in excess of an amount equal to $50 per square foot of such Specified Tenant leases (or, in the event of a partial termination/vacation, $50 per square foot of such Specified Tenant leases which are vacant) will be disbursed to, or as directed by, the Giant Anchored Portfolio Borrower.

■	A ”Trigger Period” will (A) commence upon the earlier of the following: (i) the occurrence and continuance of an event of default; (ii) the debt yield falling below 7.25%; (iii) the occurrence of a Specified Tenant Trigger Period; and (iv) the occurrence of a Renewal Cash Sweep Event, and (B) expire upon (w) with regard to clause (i) above, the cure (if applicable) of such event of default, (x) with regard to clause (ii) above, the debt yield being equal to or greater than 7.50% for two consecutive calendar quarters, (y) with regard to clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, and (z) with regard to clause (iv) above, the cure or cessation of the Renewal Cash Sweep Event.

A “Specified Tenant Trigger Period” will (A) commence upon the earliest to occur of (i) any Specified Tenant at any individual Giant Anchored Portfolio Property being in monetary default for more than 45 days (or material non-monetary default under its lease, in each case, beyond any notice and cure periods, (ii) any Specified Tenant at any individual Giant Anchored Portfolio Property failing to be in actual physical possession of its space, failing to be open to the public during customary hours and/or “going dark” in its space (except for temporary renovation, re-subletting and the cessation of any gasoline or service station activities), (iii) any Specified Tenant at any individual Giant Anchored Portfolio Property giving notice of its intent to terminate its lease for all or any portion of its space, (iv) any termination or cancellation of any Specified Tenant lease at any individual Giant Anchored Portfolio Property (including rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

and effect, and (v) any bankruptcy or similar insolvency of any Specified Tenant, and (B) expire upon (a) with respect to clause (i) above, either (x) the cure of all monetary defaults and material non-monetary defaults, if any, under the applicable Specified Tenant lease or (y) the Giant Anchored Portfolio Borrower has satisfied the Specified Tenant Financial Covenants, (b) with respect to clause (ii) above, either (x) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof) or (y) the Giant Anchored Portfolio Borrower has satisfied the Specified Tenant Financial Covenants, (c) with respect to the Specified Tenant Trigger Period described in (iii) and (iv) above (as applicable) thereof, either (x) the applicable Specified Tenant has revoked or rescinded any termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect or (y) the Giant Anchored Portfolio Borrower has satisfied the Specified Tenant Financial Covenants, and (d) with respect to the Specified Tenant Trigger Period described in clauses (v) thereof either (x) the applicable Specified Tenant is not insolvent or subject to any bankruptcy or insolvency proceedings and, if any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease have occurred, has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order or (y) the Giant Anchored Portfolio Borrower has satisfied the Specified Tenant Financial Covenants.

A “Specified Tenant” means, as applicable, (i) Giant, (ii) any replacement tenant for Giant, and (iii) any guarantor(s) under the applicable Specified Tenant lease.

A “Renewal Cash Sweep Event” means a period commencing upon the date that a Specified Tenant (as defined below) fails to extend or renew its lease on or prior to the Specified Tenant extension deadline and for a term of at least 5 years, and ending on the earliest to occur of (i) the earlier of (A) the applicable Specified Tenant has renewed or extended its lease for a term of at least 5 years, and (B) the date that the borrower has leased the entire space occupied by such Specified Tenant to a new tenant for a term of at least 5 years and such new tenant is in actual, physical occupancy of the premises, is open to the public for business, and is either (1) paying the full unabated rent under its lease, or (2) the borrower has deposited into a reserve account the amount of “gap” or “free” rent, and (ii) the date that borrower has deposited an amount equal to $50.00 per square foot for each square foot of space giving rise to a Specified Tenant Trigger Period into the excess cash flow reserve account.

“Specified Tenant Financial Covenants ” means each of the following is satisfied: (i) the debt yield is equal to or greater than 8.0% excluding, for purposes of calculation, any underwritable cash flow attributable to the Specified Tenant lease giving rise to a Specified Tenant Trigger Period, (ii) there is no more than one Giant Anchored Portfolio Property then subject to the simultaneous occurrence of a Trigger Period, and (iii) Giant Anchored Portfolio Borrower deposits into the excess cash flow reserve account an amount equal to $50.00 per square foot for each square foot of space giving rise to the applicable Trigger Period.

■	Property Management. The Giant Anchored Portfolio Properties are managed by Vastgood Properties, LLC, an affiliate of the Giant Anchored Portfolio Borrower.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Preferred Equity. Peaceable Preferred Investor XXIV (PA) LLC (“Peaceable”, or the “Giant Anchored Portfolio Preferred Equity Holder”), has made a $20,200,000 preferred equity investment in the Giant Anchored Portfolio Borrower, which (inclusive of an additional $800,000 investment to be made by the Giant Anchored Portfolio Preferred Equity Holder for capital contributions) equates to an indirect 58.3% preferred equity interest in the Giant Anchored Portfolio Borrower. Peaceable is related to Peaceable Street Capital, a privately held firm with offices in New York, Toronto and Philadelphia that provides participating financing structured as preferred equity. The CEO and Chairman of Peaceable Street Capital are Frederick Kurtz and David Henry, respectively. Mr. Kurtz has over 30 years of experience originating, structuring and managing over $6 billion in high-yield, structured real estate investments. Mr. Kurtz previously held various senior new business and operational positions at Kimco Realty Corporation (“Kimco”) and was an original member of the team that started Kimco’s preferred equity program. Mr. Henry is the retired Vice-Chairman and CEO of Kimco and previously served as Senior Vice President & Chief Investment Officer at GE Capital Real Estate.

The preferred equity return is required to be paid currently on a quarterly basis (and it is a default under the operating agreement of the Giant Anchored Portfolio Borrower’s sole member (the “Holdco Organizational Agreement”) if

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: GIANT ANCHORED PORTFOLIO

payments are not made currently). However, in the event that property revenue less property expenses (including debt service) is insufficient to make a payment of the quarterly current preferred return, such failure to make the payment of the quarterly current preferred return will not be a default under the Holdco Organizational Agreement and any such unpaid quarterly current preferred return will accrue and will be deemed added to the preferred equity investment, such that quarterly current preferred return will be payable upon such accrued and unpaid amounts.

The Holdco Organizational Agreement contains certain rights of the Giant Anchored Portfolio Preferred Equity Holder upon certain events, including a material default by RW/VP 7 SC Venture LLC, the managing member under the Holdco Organizational Agreement (“Managing Member”), bankruptcy of a Giant Anchored Portfolio Borrower or Managing Member, or the making of certain major decisions without the Giant Anchored Portfolio Preferred Equity Holder’s consent (if such consent is required pursuant to Holdco Organizational Agreement). Such rights include the removal of the Managing Member, provided that the Giant Anchored Portfolio Preferred Equity Holder either obtains the release by lender of the Guarantor from liability under the guaranty and environmental indemnity for matters arising thereafter or offers lender an affiliate having a net worth of at least $18.0 million and liquidity of at least $3.5 million as a replacement guarantor. The major decisions requiring the Giant Anchored Portfolio Preferred Equity Holder’s consent include any sale or financing (other than the loan), expenditures by the Managing Member or a Giant Anchored Portfolio Borrower in excess of specified budgeted amounts, requiring additional capital contributions, and leasing outside of approved parameters.

The Holdco Organizational Agreement permits any member to exercise buy-sell rights after December 31, 2023, in which event the Giant Anchored Portfolio Preferred Equity Holder could control the Giant Anchored Portfolio Borrower. Additionally, the Giant Anchored Portfolio Preferred Equity Holder has the right to transfer its interest subject to lender’s consent if required by the Giant Anchored Portfolio Loan Combination documents.

■	Release of Collateral. Following the Release Date, provided no event of default has occurred and is continuing, the Giant Anchored Portfolio Borrower is permitted to release any of the Giant Anchored Portfolio Properties from the lien of Giant Anchored Portfolio Loan Combination, subject to the following conditions, among others: (i) either (a) partial defeasance collateral or (b) partial prepayment (along with any applicable yield maintenance premium) is submitted to the lender in an amount equal to the greater of (1) 120% of the allocated loan amount of the Giant Anchored Portfolio Property being released and (2) the net sales proceeds applicable to the Giant Anchored Portfolio Property being released, (ii) immediately following the release, the debt service coverage ratio is equal to or greater than than the greater of (a) the debt service coverage ratio immediately prior to the release and (b) 1.50x, (iii) immediately following the release, the debt yield is equal to or greater than the greater of (a) the net debt yield immediately prior to the release and (b) 8.5%, (iv) immediately following the release, the loan-to-value ratio is no greater than the lesser of (a) the loan-to-value ratio immediately prior to the release and (b) 75.0%, (v) the Giant Anchored Portfolio Borrower delivers a REMIC opinion, and (vi) the Giant Anchored Portfolio Borrower delivers (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation.

■	Terrorism Insurance. The Giant Anchored Portfolio Borrower is required to maintain an “all-risk” or “special perils” insurance policy without an exclusion of terrorism in an amount equal to the full replacement cost of the Giant Anchored Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable property until the completion of restoration or the expiration of 18 months, plus a six-month extended period of indemnity. The “all-risk” or “special perils” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000 except with respect to earthquake and windstorm/named storms, which such insurance will provide for no deductible in relation to such coverage in excess of 5% of the total insurable value of the related property. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: EAST VIllage Multifamily pool 1

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	4		Loan Seller		CREFI
Location (City/State)	New York, New York		Cut-off Date Balance		$36,483,246
Property Type	Multifamily		Cut-off Date Balance per Unit		$499,770.49
Size (Units)	73		Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 9/16/2019	97.3%		Number of Related Mortgage Loans		6
Owned Occupancy as of 9/16/2019	97.3%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate		3.77000%
Appraised Value(1)	$56,000,000		Original Term to Maturity (Months)		120
Appraisal Date(1)	10/3/2019		Original Amortization Term (Months)		NAP
Borrower Sponsor	Seryl Kushner		Original Interest Only Period (Months)		120
Property Management	Westminster Management L.L.C.		First Payment Date		1/6/2020
			Maturity Date		12/6/2029

Underwritten Revenues	$3,381,123
Underwritten Expenses	$990,378		Escrows(2)
Underwritten Net Operating Income (NOI)	$2,390,745			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,369,050		Taxes	$50,078	$50,078
Cut-off Date LTV Ratio	65.1%		Insurance	$0	$0
Maturity Date LTV Ratio	65.1%		Replacement Reserve	$0	$1,587
DSCR Based on Underwritten NOI / NCF	1.71x / 1.70x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	6.6% / 6.5%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,483,246	100.0%	Loan Payoff	$34,865,393	95.6%
			Closing Costs	993,531	2.7
			Principal Equity Distribution	574,244	1.6
			Upfront Reserves	50,078	0.1

Total Sources	$36,483,246	100.0%	Total Uses	$36,483,246	100.0%

(1)	See the “Portfolio Summary” table below for the individual properties’ appraised values.

(2)	See “—Escrows” below.

The following table presents certain information relating to the individual East Village Multifamily Portfolio - Pool 1 properties:

Portfolio Summary

Property Name	Year Built / Renovated	Units	Property Occupancy(1)	Allocated Cut- off Date Balance	% Allocated Loan Cut-off Date Balance	Appraised Value	% Appraised Value	UW NCF
170-174 E 2nd Street(2)	1900 / 2013	43	95.3%	$20,450,308	56.1%	$33,300,000	59.5%	$1,326,842
325 E 10th Street	1900 / 1987	20	100.0	6,517,353	17.9	9,100,000	16.3	421,328
23 Avenue A(3)	1920 / 2012	6	100.0	5,058,923	13.9	7,300,000	13.0	330,448
49.5 1st Avenue(3)	1910 / 2012	4	100.0	4,456,662	12.2	6,300,000	11.3	290,433
Total / Wtd. Avg.		73	97.3%	$36,483,246	100.0%	$56,000,000	100.0%	$2,369,050

(1)	Represents multifamily occupancy only and based on the underwritten rent roll dated September 16, 2019.

(2)	The 170-174 E 2nd Street property has a total of four commercial units. As of the underwritten rent roll dated September 16, 2019 only one unit was vacant.

(3)	The 23 Avenue A and 49.5 1st Avenue properties have commercial units that were all 100.0% occupied as of the underwritten rent roll dated September 16, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: EAST VIllage Multifamily pool 1

The following table presents certain information relating to the unit mix at the East Village Multifamily Portfolio - Pool 1 properties:

Portfolio – Multifamily Unit Mix(1)
Unit Type	Average Unit Size (SF)	# of Units	% of Portfolio Units	Occupied Units	% Occupied	In-Place Average Rent per Month	Average Market Rent per Month(2)
170-174 E 2nd Street(3)
Studio RS	350	1	1.4%	1	100.0%	$2,500	$2,500
1BR RS	450	5	6.8%	5	100.0%	$1,593	$2,700
1BR/1BA	450	8	11.0%	8	100.0%	$2,704	$2,700
2BR RC	500	1	1.4%	1	100.0%	$418	$3,550
2BR RS	500	1	1.4%	1	100.0%	$5,150	$3,550
2BR/1BA	500	16	21.9%	16	100.0%	$3,456	$3,550
3BR/1BA	700	11	15.1%	9	81.8%	$5,044	$5,100
Total/Wtd. Avg.	533	43	58.9%	41	95.3%	$3,375	$3,665

325 E 10th Street
Studio	300	5	6.8%	5	100.0%	$2,290	$2,300
1BR/1BA	400	7	9.6%	7	100.0%	$2,604	$2,650
2BR/1BA	600	6	8.2%	6	100.0%	$4,050	$4,100
2BR/2BA	650	2	2.7%	2	100.0%	$4,013	$4,100
Total/Wtd. Avg.	460	20	27.4%	20	100.0%	$3,100	$3,143

23 Avenue A
2BR/1BA	550	3	4.1%	3	100.0%	$3,483	$3,500
3BR/1BA	700	3	4.1%	3	100.0%	$4,117	$4,200
Total/Wtd. Avg.	625	6	8.2%	6	100.0%	$3,800	$3,850

49.5 1st Avenue
2BR/1BA	550	2	2.7%	2	100.0%	$3,425	$3,500
3BR/2BA	950	1	1.4%	1	100.0%	$5,500	$5,500
4BR/2BA	1,100	1	1.4%	1	100.0%	$6,500	$6,500
Total/Wtd. Avg.	788	4	5.5%	4	100.0%	$4,713	$4,750

Portfolio Total / Wtd. Avg.	534	73	100.0%	71	97.3%	$3,409	$3,597

(1)	Based on the underwritten rent roll dated September 16, 2019.

(2)	Source: Appraisal.

(3)	One of the vacant units at the 170-174 E 2nd Street property is occupied by the superintendent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: EAST VIllage Multifamily pool 1

The following table presents certain information relating to historical leasing at the East Village Multifamily Portfolio – Pool 1 properties:

Historical Leased %(1)

	2017	2018	As of 9/16/2019(2)
Owned Space	93.4%	97.6%	97.3%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated September 16, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the East Village Multifamily Portfolio - Pool 1 properties:

Cash Flow Analysis(1)

	2017	2018	TTM 8/31/2019	Underwritten	Underwritten $ per Unit
Apartment Income
Base Rent	$2,998,617	$3,017,876	$3,016,068	$2,904,199	$39,783.55
Potential Income from Vacant Units	0	0	0	122,400	$1,676.71
Gross Potential Rent	$2,998,617	$3,017,876	$3,016,068	$3,026,599	$41,460.26
Vacancy & Credit Loss & Concessions(2)	(195,778)	(100,883)	(60,090)	(122,400)	($1,676.71)
Other Income(3)	28,160	29,922	22,163	21,356	$292.55
Effective Gross Income	$2,830,998	$2,946,915	$2,978,141	$2,925,555	$40,076.10

Commercial Income
Base Rent	$430,825	$389,388	$424,648	$421,756	$5,777.48
Potential Income from Vacant Units	0	0	0	28,750	$393.84
Gross Potential Commercial Rent	$430,825	$389,388	$424,648	$450,506	$6,171.32
Vacancy & Credit Loss & Concessions(2)	261	(104,804)	(121,019)	(28,750)	($393.84)
Other Commercial Income(4)	41,491	19,674	19,941	33,812	$463.18
Effective Gross Income	$472,578	$304,257	$323,570	$455,568	$6,240.66

Total Effective Gross Income	$3,303,576	$3,251,173	$3,301,712	$3,381,123	$46,316.76

Real Estate Taxes	$465,827	$506,309	$537,812	$575,132	$7,878.52
Insurance	29,147	22,835	24,007	27,400	$375.34
Management Fee	83,362	83,394	86,274	101,434	$1,389.50
Other Operating Expenses	327,940	309,673	286,412	286,412	$3,923.46
Total Operating Expenses	$906,275	$922,211	$934,506	$990,378	$13,566.82

Net Operating Income	$2,397,300	$2,328,962	$2,367,205	$2,390,745	$32,749.94
Replacement Reserves	0	0	0	19,045	$260.89
TI/LC	0	0	0	2,650	$36.30
Net Cash Flow	$2,397,300	$2,328,962	$2,367,205	$2,369,050	$32,452.74

Occupancy	93.4%	97.6%	98.0%	96.0%(5)
NOI Debt Yield	6.6%	6.4%	6.5%	6.6%
NCF DSCR	1.72x	1.67x	1.70x	1.70x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy & Credit Loss & Concessions is underwritten to an economic vacancy of 4.0% for apartment income and 5.9% for commercial income.

(3)	Other Income for the apartment units includes application fees, late fees, move-out fees and damages fees.

(4)	Other Commercial Income represents reimbursements and late fee income, and antenna income.

(5)	Based on the underwritten economic vacancy of 4.0%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: EAST VIllage Multifamily pool 1

The following table presents certain information relating to the appraiser’s conclusion for average monthly market rent and in-place rents at the East Village Multifamily Portfolio - Pool 1 properties:

Unit Type	# of Units(1)	In-Place Average Rent per Month(1)	Average Market Rent per Month(2)
170-174 E 2nd Street
Studio RS	1	$2,500	$2,500
1BR RS	5	$1,593	$2,700
1BR/1BA	8	$2,704	$2,700
2BR RC	1	$418	$3,550
2BR RS	1	$5,150	$3,550
2BR/1BA	16	$3,456	$3,550
3BR/1BA	11	$5,044	$5,100
Total/Wtd. Avg.	43	$3,375	$3,665

325 E 10th Street
Studio	5	$2,290	$2,300
1BR/1BA	7	$2,604	$2,650
2BR/1BA	6	$4,050	$4,100
2BR/2BA	2	$4,013	$4,100
Total/Wtd. Avg.	20	$3,100	$3,143

23 Avenue A
2BR/1BA	3	$3,483	$3,500
3BR/1BA	3	$4,117	$4,200
Total/Wtd. Avg.	6	$3,800	$3,850

49.5 1st Avenue
2BR/1BA	2	$3,425	$3,500
3BR/2BA	1	$5,500	$5,500
4BR/2BA	1	$6,500	$6,500
Total/Wtd. Avg.	4	$4,713	$4,750

Portfolio Total / Wtd. Avg.	73	$3,409	$3,597

(1)	Based on the underwritten rent roll dated September 16, 2019.

(2)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: ALrig portfolio

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	12		Loan Seller		SMC
Location (City/State)	Various, Various		Cut-off Date Balance(3)		$35,000,000
Property Type	Various		Cut-off Date Principal Balance per SF(2)		$84.65
Size (SF)	584,741		Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 10/17/2019	90.9%		Number of Related Mortgage Loans		None
Owned Occupancy as of 10/17/2019	90.9%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate		4.01500%
Appraised Value	$73,110,000		Original Term to Maturity (Months)		120
Appraisal Date	Various		Original Amortization Term (Months)		360
Borrower Sponsor(1)	Gabriel L. Schuchman		Original Interest Only Period (Months)		36
Property Management	Alrig USA Management LLC		First Payment Date	12/6/2019
	(borrower-affiliate)		Maturity Date	11/6/2029

Underwritten Revenues	$9,730,579
Underwritten Expenses	$3,958,027		Escrows
Underwritten Net Operating Income (NOI)	$5,745,552			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,890,717		Taxes	$226,356	$71,854
Cut-off Date LTV Ratio(2)	67.7%		Insurance	$71,142	$6,467
Maturity Date LTV Ratio(2)	58.6%		Replacement Reserves	$0	$10,326
DSCR Based on Underwritten NOI / NCF(2)	2.02x / 1.72x		TI/LC(4)	$0	$60,911
Debt Yield Based on Underwritten NOI / NCF(2)	11.6% / 9.9%		Other(5)	$327,773	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$49,500,000	100.0%	Loan Payoff	$42,044,113	84.9%
			Return of Equity	5,913,680	11.9
			Closing Costs	916,936	1.9
			Reserves	625,271	1.3
Total Sources	$49,500,000	100.0%	Total Uses	$49,500,000	100.0%

(1)	Gabriel L. Schuchman is the non-recourse carveout guarantor under the Alrig Portfolio Loan Combination.

(2)	Calculated based on the aggregate outstanding balance of the Alrig Portfolio Loan Combination (as defined below).

(3)	The Cut-off Date Principal Balance of $35,000,000 represents the aggregate controlling Note A-1 and Note A-3 of the $49,500,000 Alrig Portfolio loan combination evidenced by three pari passu notes (the “Alrig Portfolio Loan Combination”).

(4)	The TI/LC reserve is capped at $1,750,000.

(5)	Other reserves represents (i) a deferred maintenance reserve ($216,173) and (ii) a Chipotle TI Reserve ($111,600).

The table below summarizes the promissory notes that comprise the Alrig Portfolio Loan Combination. The relationship between the holders of the Alrig Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Notes A-1 and A-3	$35,000,000	$35,000,000	CGCMT 2019-C7	Yes
Note A-2	$14,500,000	$14,500,000	Starwood Mortgage Funding III LLC(1)	No
Total	$49,500,000	$49,500,000

(1)	Note A-2 is currently held by Starwood Mortgaged Funding III LLC and is expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: ALrig portfolio

The following table presents certain information relating to the Alrig Portfolio properties:

Portfolio Summary

Property Name	City	State	Allocated Loan Combination Amount	% of Allocated Loan Combination Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
Bingham III	Bingham Farms	Michigan	$9,933,000	20.1%	159,243	1983	$14,300,000	$1,204,584
30445 Northwestern Highway	Farmington Hills	Michigan	6,507,000	13.1	93,017	1986	9,500,000	631,503
1750 South Telegraph Road	Bloomfield Township	Michigan	6,436,800	13.0	67,878	1990	10,600,000	758,681
2550 South Telegraph Road	Bloomfield Township	Michigan	5,078,000	10.3	61,227	1978	7,500,000	400,316
32270 Telegraph Road	Bingham Farms	Michigan	4,251,000	8.6	52,639	1984	6,500,000	281,663
2525 South Telegraph Road	Bloomfield Township	Michigan	3,139,000	6.3	32,505	1987	4,600,000	303,499
Ellsworth Shopping Center	Ellsworth	Maine	2,952,000	6.0	15,060	2018	4,100,000	236,916
3300 Alpine Avenue	Walker	Michigan	2,779,200	5.6	6,564	2018	3,860,000	228,506
21 East Long Lake Road	Bloomfield Hills	Michigan	2,736,000	5.5	26,688	1966	3,800,000	272,445
Fairways Office Building	Farmington Hills	Michigan	2,540,000	5.1	35,469	2000	3,700,000	282,566
7115 Orchard Lake Road	West Bloomfield Township	Michigan	1,760,000	3.6	25,102	1988	2,600,000	159,975
CGS Canton	Canton	Michigan	1,388,000	2.8	9,349	2012	2,050,000	130,064
Total			$49,500,000	100.0%	584,741		$73,110,000	$4,890,717

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Alrig Portfolio properties:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	Owned % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CPA Global	NR / NR / NR	29,305	5.0%	$480,309	5.4%	$16.39	11/30/2021	1, 5-year option
Princeton Enterprises, LLC	NR / NR / NR	22,672	3.9	319,672	3.6	14.10	4/30/2023	1, 5-year option
Grosinger, Spigelman and Grey Eye Surgeons, PC	NR / NR / NR	13,169	2.3	283,885	3.2	21.56	7/31/2026	2, 5-year options
Anselmi & Mierzejewski, PC	NR / NR / NR	13,579	2.3	271,580	3.0	20.00	1/31/2023	None
Vision Specialists of Michigan, LLC	NR / NR / NR	10,038	1.7	213,308	2.4	21.25	4/14/2030	1, 5-year option
Pyramid Solutions, Inc.	NR / NR / NR	11,885	2.0	178,275	2.0	15.00	12/31/2024	2, 3-year options
Cardiology Associates of Birmingham, P.C.	NR / NR / NR	9,772	1.7	175,896	2.0	18.00	5/31/2025	None
Yottabyte, LLC(3)	NR / NR / NR	10,118	1.7	172,006	1.9	17.00	6/30/2020	None
VHS Children's Hospital of Michigan, Inc.	NR / NR / NR	9,349	1.6	165,384	1.9	17.69	5/31/2025	None
Creative Empire, LLC	NR / NR / NR	10,390	1.8	161,045	1.8	15.50	11/30/2022	None
Ten Largest Tenants		140,277	24.0%	$2,421,359	27.2%	$17.26
Remaining Owned Tenants		391,400	66.9	6,493,266	72.8	16.59
Vacant Spaces (Owned Space)		53,064	9.1	NAP	NAP	NAP
Totals / Wtd. Avg. Tenants		584,741	100.0%	$8,914,626	100.0%	$16.77

(1)	Based on the underwritten rent roll dated October 17, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Yottabye, LLC has the ongoing right to terminate its lease with six months’ notice and payment of a termination fee.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: ALrig portfolio

The following table presents certain information relating to the lease rollover schedule for the Alrig Portfolio properties based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	15,712	2.7%	2.7%	$130,716	1.5%	$8.32	15
2019	3,123	0.5	3.2%	55,226	0.6	$17.68	3
2020	91,868	15.7	18.9%	1,493,350	16.8	$16.26	38
2021	94,765	16.2	35.1%	1,533,117	17.2	$16.18	33
2022	67,340	11.5	46.7%	1,099,241	12.3	$16.32	23
2023	111,475	19.1	65.7%	1,790,319	20.1	$16.06	30
2024	49,572	8.5	74.2%	833,252	9.3	$16.81	12
2025	27,312	4.7	78.9%	509,569	5.7	$18.66	6
2026	15,635	2.7	81.5%	321,615	3.6	$20.57	4
2027	6,757	1.2	82.7%	104,325	1.2	$15.44	3
2028	5,800	1.0	83.7%	220,525	2.5	$38.02	2
2029	24,099	4.1	87.8%	544,452	6.1	$22.59	6
2030 & Thereafter	18,219	3.1	90.9%	278,919	3.1	$15.31	3
Vacant	53,064	9.1	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	584,741	100.0%		$8,914,626	100.0%	$16.77	178

(1)	Based on the underwritten rent roll dated October 17, 2019.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule

The following table presents certain information relating to the historical leasing at the Alrig Portfolio properties:

Historical Leased %(1)

Property Name	2016	2017	2018	As of 10/17/2019(2)
Bingham III	90.0%	92.8%	87.0%	93.9%
30445 Northwestern Highway	85.1%	84.2%	85.7%	89.6%
1750 South Telegraph Road	95.3%	88.5%	97.4%	95.7%
2550 South Telegraph Road	90.4%	91.0%	83.7%	92.1%
32270 Telegraph Road	90.3%	87.9%	47.8%	61.9%
2525 South Telegraph Road	93.0%	92.2%	87.0%	94.8%
Ellsworth Shopping Center(3)	NAP	NAP	100.0%	100.0%
3300 Alpine Avenue(3)	NAP	NAP	100.0%	100.0%
21 East Long Lake Road	96.6%	100.0%	100.0%	100.0%
Fairways Office Building	97.9%	96.0%	96.0%	96.7%
7115 Orchard Lake Road	86.3%	86.3%	78.7%	87.6%
CGS Canton	100.0%	100.0%	100.0%	100.0%
Wtd./Avg.	90.9%	90.5%	85.6%	90.9%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

(2)	Based on the underwritten rent roll dated October 17, 2019.

(3)	Constructed in 2018.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: ALrig portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Alrig Portfolio properties:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 8/31/2019	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,837,943	$8,034,002	$7,835,693	$7,888,886	$8,914,626	$15.25
Vacant Income	0	0	0	0	852,878	1.46
Reimbursements	601,421	550,857	610,050	771,013	882,332	1.51
Gross Potential Rent	$8,439,364	$8,584,859	$8,445,742	$8,659,899	$10,649,836	$18.21
Economic Vacancy & Credit Loss	0	0	0	0	(957,033)	(1.64)
Other Income	53,579	101,734	28,453	10,777	10,777	0.02
Effective Gross Income	$8,492,942	$8,686,593	$8,474,195	$8,670,676	$9,703,579	$16.59

Real Estate Taxes	$757,274	$752,370	$767,330	$792,058	$862,838	$1.48
Insurance	92,512	79,678	84,067	97,948	77,609	0.13
Management Fee	352,396	378,595	371,856	389,897	291,107	0.50
Other Operating Expenses	2,615,467	2,710,724	2,661,252	2,715,468	2,726,473	4.66
Total Operating Expenses	$3,817,649	$3,921,367	$3,884,505	$3,995,371	$3,958,027	$6.77

Net Operating Income(3)	$4,675,293	$4,765,226	$4,589,690	$4,675,305	$5,745,552	$9.83
TI/LC	0	0	0	0	730,926	1.25
Replacement Reserves	0	0	0	0	123,909	0.21
Net Cash Flow	$4,675,293	$4,765,226	$4,589,690	$4,675,305	$4,890,717	$8.36

Occupancy	90.9%	90.5%	85.6%	90.9%	91.0%(4)
NOI Debt Yield(5)	9.4%	9.6%	9.3%	9.4%	11.6%
NCF DSCR(5)	1.65x	1.68x	1.62x	1.65x	1.72x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, retail lease tenant improvement concessions, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 17, 2019 and contractual rent steps through June 2020 totaling $114,775.

(3)	Underwritten Net Operating Income is higher than TTM 8/31/2019 Net Operating Income primarily due to (i) two recently constructed properties totaling approximately $495,000 of underwritten NOI and (ii) higher occupancies at six of the properties.

(4)	Represents an underwritten economic vacancy of 9.0%.

(5)	Debt metrics calculated based on the Alrig Portfolio Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: PARK CENTRAL tower

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMC
Location (City/State)	Dallas, Texas	Cut-off Date Balance(3)		$35,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$89.80
Size (SF)	668,154	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 10/1/2019	82.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2019	82.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1975 / 2018	Mortgage Rate		4.01600%
Appraised Value	$103,700,000	Original Term to Maturity (Months)		120
Appraisal Date	10/3/2019	Original Amortization Term (Months)		360
Borrower Sponsor(1)	William C. Rudolph and Charles S. Perlow	Original Interest Only Period (Months)		24
Property Management	McKnight Property Management, LLC	First Payment Date		1/6/2020
	(borrower-affiliate)	Maturity Date		12/6/2029

Underwritten Revenues	$10,798,420
Underwritten Expenses	$4,602,639	Escrows
Underwritten Net Operating Income (NOI)	$6,195,782		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,315,083	Taxes	$0	$117,426
Cut-off Date LTV Ratio(2)	57.9%	Insurance	$110,251	$10,023
Maturity Date LTV Ratio(2)	48.8%	Replacement Reserves	$0	$13,363
DSCR Based on Underwritten NOI / NCF(2)	1.80x / 1.54x	TI/LC	$0	$55,680
Debt Yield Based on Underwritten NOI / NCF(2)	10.3% / 8.9%	Other(4)	$2,583,159	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$60,000,000	100.0%	Loan Payoff	$52,004,579	86.7%
			Return of Equity	3,101,809	5.2
			Reserves	2,693,410	4.5
			Closing Costs	2,200,202	3.7
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

(1)	William C. Rudolph and Charles S. Perlow are the non-recourse carveout guarantors under the Park Central Tower Loan Combination (as defined below).

(2)	Calculated based on the aggregate outstanding balance of the Park Central Tower Loan Combination.

(3)	The Cut-off Date Principal Balance of $35,000,000 represents the controlling Note A-1 of the $60,000,000 Park Central Tower loan combination evidenced by two pari passu notes (the “Park Central Tower Loan Combination”).

(4)	Other reserves represents (i) a FPT TI/LC Reserve ($1,966,218), (ii) a PSR TI Reserve ($431,316), (iii) a Rent Concession Reserve ($115,665) and (iv) a High Point Travel TI/LC Reserve ($69,960).

The table below summarizes the promissory notes that comprise the Park Central Tower Loan Combination. The relationship between the holders of the Park Central Tower Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$35,000,000	$35,000,000	CGCMT 2019-C7	Yes
Note A-2	$25,000,000	$25,000,000	Starwood Mortgage Funding II LLC(1)	No
Total	$60,000,000	$60,000,000

(1)	Note A-2 is currently held by Starwood Mortgaged Funding II LLC and is expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: PARK CENTRAL tower

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Park Central Tower property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	Owned % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Holmes & Murphy & Assoc.	NR / NR / NR	72,477	10.8%	$1,377,063	13.8%	$19.00	4/30/2023	2, 5-year options
TBK Bank, SSB(3)	NR / NR / NR	78,597	11.8	1,336,150	13.4	17.00	4/30/2026	2, 5-year options
FPT Operating Co.(4)	NR / NR / NR	27,672	4.1	525,768	5.3	19.00	12/31/2029	1, 5-year option
Alon USA Energy	NR / NR / NR	26,914	4.0	524,824	5.3	19.50	9/30/2023	3, 5-year options
J. Hilburn, Inc.	NR / NR / NR	26,199	3.9	497,781	5.0	19.00	7/31/2021	1, 5-year option
Tach Holdings, Inc.(5)	NR / NR / NR	23,000	3.4	460,000	4.6	20.00	5/31/2027	2, 5-year options
R1 RCM Inc.(6)	NR / NR / NR	23,962	3.6	455,278	4.6	19.00	1/31/2024	1, 5-year option
CBC Restaurant Corp.	NR / NR / NR	29,674	4.4	434,690	4.4	14.65	6/30/2023	2, 5-year options
HS Colo Associates(7)	NR / NR / NR	19,731	3.0	394,620	4.0	20.00	7/31/2033	2, 10-year options
Platinum Dermatology	NR / NR / NR	16,784	2.5	305,964	3.1	18.23	4/30/2025	2, 5-year options
Ten Largest Tenants		345,010	51.6%	$6,312,137	63.4%	$18.30
Remaining Owned Tenants		205,034	30.7	3,641,725	36.6	17.76
Vacant Spaces (Owned Space)		118,110	17.7	NAP	NAP	NAP
Totals / Wtd. Avg. Tenants		668,154	100.0%	$9,953,862	100.0%	$18.10

(1)	Based on the underwritten rent roll dated October 1, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	TBK Bank, SSB subleases 26,199 SF from Alon USA Energy, which SF is included in their 78,597 SF listed in the Tenant Summary. TBK Bank, SSB has signed a direct lease for the subleased space, which will commence in October 2023.

(4)	FPT Operating Co. has occupied a 23,931 SF space at the Park Central Tower Property since 2006. FPT Operating Co. is relocating into a larger 27,672 SF space in January 2020.

(5)	Tach Holdings, Inc. has the one-time right to terminate its lease effective October 31, 2023 with 365 days’ written notice and payment of a termination fee equal to (i) unamortized landlord costs, plus (ii) $124,583.

(6)	R1 RCM Inc. has the one-time right to terminate its lease effective January 31, 2022 with 270 days’ written notice and payment of a termination fee equal to (i) unamortized landlord costs, plus (ii) $119,810.

(7)	HS Colo Associates has the ongoing right to terminate its lease with 120 days’ written notice.

The following table presents certain information relating to the lease rollover schedule for the Park Central Tower property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	1,357	0.2	0.2%	22,838	0.2	$16.83	1
2021	47,045	7.0	7.2%	851,243	8.6	$18.09	6
2022	54,556	8.2	15.4%	894,119	9.0	$16.39	6
2023	194,848	29.2	44.6%	3,508,423	35.2	$18.01	19
2024	31,673	4.7	49.3%	604,164	6.1	$19.08	5
2025	28,980	4.3	53.6%	556,329	5.6	$19.20	5
2026	110,720	16.6	70.2%	1,935,804	19.4	$17.48	6
2027	33,462	5.0	75.2%	660,556	6.6	$19.74	2
2028	0	0.0	75.2%	0	0.0	$0.00	0
2029	27,672	4.1	79.4%	525,768	5.3	$19.00	1
2030 & Thereafter	19,731	3.0	82.3%	394,620	4.0	$20.00	1
Vacant	118,110	17.7	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	668,154	100.0%		$9,953,862	100.0%	$18.10	52

(1)	Based on the underwritten rent roll dated October 1, 2019.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to the historical leasing at the Park Central Tower property:

Historical Leased %(1)

2016	2017	2018	As of 10/1/2019(2)
83.2%	85.4%	84.9%	82.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated October 1, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: PARK CENTRAL tower

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park Central Tower property:

Cash Flow Analysis(1)

	2016(2)	2017(2)	2018	TTM 9/30/2019	Underwritten(3)	Underwritten $ per SF
Base Rent	$7,734,634	$8,854,976	$9,247,907	$9,407,191	$9,953,862	$14.90
Vacant Income	0	0	0	0	2,362,200	3.54
Reimbursements	102,634	85,320	357,378	167,104	198,489	0.30
Gross Potential Rent	$7,837,268	$8,940,296	$9,605,285	$9,574,295	$12,514,551	$18.73
Economic Vacancy & Credit Loss	0	0	0	0	(2,362,200)	(3.54)
Other Income	559,197	652,339	641,041	646,069	646,069	0.97
Effective Gross Income	$8,396,465	$9,592,635	$10,246,326	$10,220,364	$10,798,420	$16.16

Real Estate Taxes	$1,036,381	$1,116,894	$1,384,240	$1,368,907	$1,368,064	$2.05
Insurance	101,953	105,984	110,049	116,292	120,274	0.18
Management Fee	183,368	178,207	220,121	270,957	323,953	0.48
Other Operating Expenses	2,912,221	2,947,771	2,943,873	2,790,348	2,790,348	4.18
Total Operating Expenses	$4,233,923	$4,348,856	$4,658,283	$4,546,504	$4,602,639	$6.89

Net Operating Income(4)	$4,162,542	$5,243,779	$5,588,043	$5,673,860	$6,195,782	$9.27
TI/LC	0	0	0	0	720,342	1.08
Replacement Reserves	0	0	0	0	160,357	0.24
Net Cash Flow	$4,162,542	$5,243,779	$5,588,043	$5,673,860	$5,315,083	$7.95

Occupancy	83.2%	85.4%	84.9%	82.3%	81.1%(5)
NOI Debt Yield(6)	6.9%	8.7%	9.3%	9.5%	10.3%
NCF DSCR(6)	1.21x	1.52x	1.62x	1.65x	1.54x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, retail lease tenant improvement concessions, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2017 Net Operating Income is higher than 2016 Net Operating Income primarily due to approximately $950,000 in new and renewal leases.

(3)	Underwritten cash flow based on contractual rents as of October 1, 2019 and contractual rent steps through August 2020 totaling $129,870.

(4)	Underwritten Net Operating Income is higher than TTM 9/30/2019 Net Operating Income primarily due to an increase in underwritten rents during the trailing 12 months of approximately $700,000 in lease renewals and rent steps.

(5)	Represents an underwritten vacancy of 18.9%.

(6)	Debt metrics calculated based on Park Central Tower Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #14: SHOPPES AT PARMA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		LCF
Location (City/State)	Parma, Ohio	Cut-off Date Balance(2)		$35,000,000
Property Type	Retail	Cut-off Date Balance per SF(1)		$78.59
Size (SF)	726,275	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 10/3/2019	93.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/3/2019	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1955 / 2016	Mortgage Rate		4.18000%
Appraised Value	$87,300,000	Original Term to Maturity (Months)		120
Appraisal Date	8/29/2019	Original Amortization Term (Months)		360
Borrower Sponsors	Mehrdad Mottahedeh; David Mottahedeh	Original Interest Only Period (Months)		NAP
Property Manager	Self-Managed	First Payment Date		1/6/2020
		Maturity Date		12/6/2029

Underwritten Revenues	$9,956,513
Underwritten Expenses	$3,633,806	Escrows
Underwritten Net Operating Income (NOI)	$6,322,706		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,814,314	Taxes	$1,005,412	$143,630
Cut-off Date LTV Ratio(1)	65.4%	Insurance	$33,183	$11,061
Maturity Date LTV Ratio(1)	52.3%	Replacement Reserves	$0	$12,105
DSCR Based on Underwritten NOI/NCF(1)	1.89x / 1.74x	TI/LC(3)	$0	$30,261
Debt Yield Based on Underwritten NOI/NCF(1)	11.1% / 10.2%	Deferred Maintenance Reserve	$30,000	$0
		Other(4)	$1,022,692	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$57,075,000	68.4%	Purchase Price	$80,550,000	96.6%
Principal's New Equity Contribution	26,340,456	31.6	Reserves	2,091,287	2.5
			Closing Costs	774,169	0.9

Total Sources	$83,415,456	100.0%	Total Uses	$83,415,456	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Shoppes at Parma Loan Combination.

(2)	The Cut-off Date Balance of $35,000,000 represents the controlling note A-1-A of a $57,075,000 loan combination evidenced by three pari passu notes.

(3)	The TI/LC Reserve is subject to a cap of $1,500,000 as long as Debt Yield Based on Underwritten NCF is greater than or equal to 10%.

(4)	Upfront Other reserve consists of (i) $772,692 for Chick Fil A Reserve and (ii) $250,000 for JCP Roof Reserve.

The table below summarizes the promissory notes that comprise the Shoppes at Parma Loan Combination. The relationship between the holders of the Shoppes at Parma Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1-A	$35,000,000	$35,000,000	CGCMT 2019-C7	Yes
Note A-2-A	$14,000,000	$14,000,000	UBS 2019-C18(1)	No
Note A-3-A	$8,075,000	$8,075,000	LCF(2)	No
Total / Wtd. Avg.	$57,075,000	$57,075,000
(1)	Expected to be contributed to the UBS 2019-C18 securitization which has not yet closed.

(2)	Expected to be contributed to one or more future securitizations.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: SHOPPES AT PARMA

The following table presents certain information relating to the major tenants at the Shoppes at Parma property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost(3)	Renewal / Extension Options
Walmart	AA / Aa2/ AA	179,982	24.8%	$425,000	6.9%	$2.36	2/28/2031	NAV	NAV	9, 5-year options
J.C. Penney	NR / Caa1 / CCC	160,961	22.2	238,642	3.9	1.48	11/30/2023	$54	2.7%	6, 5-year options
Dick's Sporting Goods, Inc.	NR / NR / NR	50,000	6.9	500,000	8.2	10.00	1/31/2026	$128	12.8%	4, 5-year options
Marc's	NR / NR / NR	48,688	6.7	482,000	7.9	9.90	12/31/2027	$410	4.5%	None
Burlington Coat Factory	NR / Ba1 / BB+	45,079	6.2	472,500	7.7	10.48	2/28/2030	NAV	NAV	4, 5-year options
Fitworks	NR / NR / NR	25,231	3.5	178,917	2.9	7.09	4/30/2026	$55	25.4%	1, 5-year option
Chuck E. Cheese	NR / NR / NR	13,500	1.9	141,750	2.3	10.50	5/31/2022	NAV	NAV	None
Old Navy	NR / Baa2 / BB+	12,803	1.8	192,045	3.1	15.00	12/31/2028	$320	6.6%	2, 5-year options
Shoe Dept.	NR / NR / NR	10,752	1.5	182,784	3.0	17.00	11/30/2026	$154	16.2%	2, 5-year options
Ulta	NR / NR / NR	10,002	1.4	220,044	3.6	22.00	11/30/2026	NAV	NAV	2, 5-year options
Ten Largest Owned Tenants		556,998	76.7%	$3,033,682	49.6%	$5.45
Remaining Owned Tenants		120,185	16.5	3,086,640	50.4	25.68
Vacant Spaces (Owned Space)		49,092	6.8	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		726,275	100.0%	$6,120,323	100.0%	$9.04

(1)	Based on the underwritten rent roll dated October 3, 2019. Certain tenants may have co-tenancy provisions.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Tenant Sales $ per SF and Occupancy Cost were provided by the borrower and reflect year-end 2018 sales for J.C. Penney, TTM sales as of March 2019 for Dick’s Sporting Goods, Inc,, TTM sales as of July 2019 for Marc’s, TTM sales as of August 2019 for Shoe Dept., and Annualized 9 Months sales as of August 2019 for Old Navy.

The following table presents certain information relating to the lease rollover schedule at the Shoppes at Parma property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0	0	0.0%	0.00	0
2020	8,719	1.2	1.2	203,434	3.3%	23.33	5
2021	7,223	1.0	2.2	160,682	2.6%	22.25	3
2022	15,700	2.2	4.4	216,550	3.5%	13.79	2
2023	166,530	22.9	27.3	409,639	6.7%	2.46	4
2024	3,110	0.4	27.7	93,530	1.5%	30.07	2
2025	20,898	2.9	30.6	537,061	8.8%	25.70	6
2026	110,149	15.2	45.8	1,529,486	25.0%	13.89	10
2027	80,692	11.1	56.9	1,213,017	19.8%	15.03	11
2028	20,307	2.8	59.7	400,637	6.5%	19.73	5
2029	13,394	1.8	61.5	244,086	4.0%	18.22	3
2030 & Thereafter	230,461	31.7	93.2	1,112,200	18.2%	4.83	4
Vacant	49,092	6.8	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	726,275	100.0%		$6,120,323	100.0%	$9.04	55

(1)	Calculated based on approximate square footage occupied by each tenant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: SHOPPES AT PARMA

The following table presents certain information relating to historical leasing at the Shoppes at Parma property:

Historical Leased %(1)

	2016	2017	2018	As of 10/3/2019(2)
Owned Space	88.7%	82.7%	87.6%	93.2%

(1)	As provided by the borrower which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated October 3, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shoppes at Parma property:

Cash Flow Analysis(1)

	2016		2017		2018		TTM 9/30/2019		Underwritten(2)		Underwritten $ per SF
Base Rent	$3,905,994		$4,594,893		$4,381,720		$5,465,168		$6,088,968		$8.38
Rent Steps	0		0		0		0		31,355		$0.04
Percentage Rent	71,652		298,655		395,349		159,508		0		$0.00
Gross Up Vacancy	0		0		0		0		668,840		$0.92
Total Rent	$3,977,646		$4,893,549		$4,777,069		$5,624,676		$6,789,163		$9.35
Total Reimbursables	1,099,497		1,301,123		1,902,918		2,199,953		2,942,051		$4.05
Other Income(3)(5)	142,729		137,059		$204,665		184,983		1,194,430		$1.64
Less Vacancy & Credit Loss	0		0		0		0		(969,131)		($1.33)
Effective Gross Income	$5,219,872		$6,331,731		$6,884,652		$8,009,611		$9,956,513		$13.71

Total Operating Expenses	$3,547,820		$2,666,119		$3,169,192		$3,153,863		$3,633,806		$5.00

Net Operating Income	$1,672,052		$3,665,611		$3,715,460		$4,855,749		$6,322,706		$8.71
TI/LC	0		0		0		0		363,138		0.50
Capital Expenditures	0		0		0		0		145,255		0.20
Net Cash Flow	$1,672,052		$3,665,611		$3,715,460		$4,855,749		$5,814,314		$8.01

Occupancy	88.7%		82.7%		87.6%		90.0%		90.0	%(4)
NOI Debt Yield	2.9%		6.4%		6.5%		8.5%		11.1%
NCF DSCR	0.50	x	1.10	x	1.11	x	1.45	x	1.74	x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of October 3, 2019 and rent steps through June 1, 2020.

(3)	Other Income includes metered utilities and excess tax increment financing (“TIF”) revenue reimbursed to the borrower sponsor.

(4)	Represents the underwritten economic vacancy of 10.0%.

(5)	The Shoppes at Parma property benefits from a TIF with Parma, Ohio that runs through 2043. In connection with the TIF, the borrower is responsible for making certain payments to the city in lieu of full real estate taxes, which amounts will be applied to payment of debt service and administrative expenses on the underlying TIF bonds and the excess (“Excess TIF Revenue”) will be reimbursed to the borrower up to $73,869,196. The lender underwrote the Borrower Sponsor is expected to receive in excess of $1,000,000 per year in Excess TIF Revenue through until the TIF expiration expires in 2043. See Description of the Mortgage Pool—Real Estate and Other Tax Considerations.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #15: Town center at Sterling

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF(2)
Location (City/State)	Sterling, Virginia	Cut-off Date Balance		$33,600,000
Property Type	Retail	Cut-off Date Balance per SF		$183.04
Size (SF)	183,570	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 8/21/2019	87.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/21/2019	87.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1973 / NAP	Mortgage Rate		3.86000%
Appraised Value	$45,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/10/2019	Original Amortization Term (Months)		360
Borrower Sponsor(1)	Gary D. Rappaport and Gary D.	Original Interest Only Period (Months)		36
	Rappaport Revocable Trust	First Payment Date		12/6/2019
Property Manager	Rappaport Management	Maturity Date		11/6/2029
	Company
Underwritten Revenues	$4,500,067
Underwritten Expenses	$994,115	Escrows
Underwritten Net Operating Income (NOI)	$3,505,952		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,294,846	Taxes	$0	$43,755
Cut-off Date LTV Ratio	74.7%	Insurance	$21,354	$2,260
Maturity Date LTV Ratio	64.4%	Replacement Reserves	$0	$2,295
DSCR Based on Underwritten NOI / NCF	1.85x / 1.74x	TI/LC(3)	$500,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.8%	Other(4)	$519,630	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$33,600,000	73.8%	Purchase Price	$43,502,936	95.6%
Principal's New Equity Contribution	11,833,785	26.0	Reserves	1,040,984	2.3
Other Sources	75,000	0.2	Closing Costs	964,864	2.1

Total Sources	$45,508,785	100.0%	Total Uses	$45,508,785	100.0%

(1)	Gary D. Rappaport and Gary D. Rappaport Revocable Trust are the non-recourse carveout guarantors under the Town Center at Sterling loan documents.

(2)	RMF is Rialto Mortgage Finance, LLC.

(3)	The TI/LC reserve has a cap of $500,000. On each monthly payment date, the borrower is required to make deposits of $15,298 into the TI/LC account if the account balance falls below $500,000.

(4)	Upfront Other reserve consists of the following amounts for (i) $275,531 for unfunded tenant obligations for Banfield Pet Hospital and Shiney’s II, (ii) $207,874 for free rent for Banfield Pet Hospital and Shiney’s II, and (iii) $36,225 for immediate repairs.

The following table presents certain information relating to the major tenants at the Town Center at Sterling property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	Tenant Sales $ per SF(4)	Occupancy Cost(4)	Renewal / Extension Options
Giant	BBB+ / Baa1 / BBB	46,935	25.6%	$659,906	18.5%	$14.06	12/31/2028	$382	4.9%	3, 5-year options
Capital One	A- / Baa1 / BBB	5,940	3.2	228,155	6.4	38.41	2/29/2024	NA	NA	3, 10-year options
Planet Fitness	NR / NR / NR	24,475	13.3	175,486	4.9	7.17	6/30/2028	NA	NA	3, 5-year options
Silkway	NR / NR / NR	4,850	2.6	154,376	4.3	31.83	4/30/2023	NA	NA	None
7-Eleven	NR / A1 / AA-	2,400	1.3	152,760	4.3	63.65	10/31/2023	NA	NA	None
Dollar Tree	NR / Baa3 / BBB-	9,201	5.0	147,216	4.1	16.00	1/31/2022	$254	8.3%	1, 5-year option
Sterling Appliance	NR / NR / NR	2,906	1.6	134,693	3.8	46.35	6/30/2029	$1,464	3.6%	None
Firestone	NR / A2 / A	4,500	2.5	133,650	3.7	29.70	2/29/2024	NA	NA	None
Kids First Swim School	NR / NR / NR	7,800	4.2	132,990	3.7	17.05	6/30/2023	NA	NA	2, 5-year options
Banfield Pet Hospital	NR / A1 / A	3,100	1.7	132,804	3.7	42.84	3/31/2030	NA	NA	2, 5-year options
Ten Largest Owned Tenants		112,107	61.1%	$2,052,036	57.4%	$18.30
Remaining Owned Tenants		48,472	26.4	1,522,961	42.6	31.42
Vacant Spaces (Owned Space)		22,991	12.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants(5)		183,570	100.0%	$3,574,996	100.0%	$22.26

(1)	Based on the underwritten rent roll dated August 21, 2019. Certain tenants may have co-tenancy provisions.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through December 1, 2020, totaling $49,938.

(4)	Tenant Sales $ per SF and Occupancy Cost were provided by the borrower and reflect fiscal year end 2018 for Giant, TTM sales as of July 2019 for Dollar Tree and 2018 year end for Sterling Appliance.

(5)	McDonald’s operates under a 66-year ground lease with a lease expiration of July 24, 2039. McDonald’s square footage is counted as 1 square foot for the purpose of underwriting, and the total McDonald’s UW Base Rent of $175,617 is included.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: Town center at Sterling

The following table presents certain information relating to the lease rollover schedule at the Town Center at Sterling property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	10,077	5.5	5.5%	214,462	6.0	21.28	2
2022	31,749	17.3	22.8%	736,303	20.6	23.19	9
2023	18,256	9.9	32.7%	605,833	16.9	33.19	5
2024	11,440	6.2	39.0%	418,185	11.7	36.55	3
2025	2,527	1.4	40.3%	68,431	1.9	27.08	1
2026	0	0.0	40.3%	0	0.0	0.00	0
2027	4,035	2.2	42.5%	174,822	4.9	43.33	2
2028	71,410	38.9	81.4%	835,392	23.4	11.70	2
2029	7,984	4.3	85.8%	213,148	6.0	26.70	2
2030 & Thereafter	3,101	1.7	87.5%	308,421	8.6	99.46	2
Vacant	22,991	12.5	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(3)	183,570	100.0%		$3,574,996	100.0%	$22.26	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through December 1, 2020, totaling $49,938.

(3)	McDonald’s operates under a 66-year ground lease with a lease expiration of July 24, 2039. McDonald’s square footage of 1 square foot is included for the purpose of underwriting, and McDonald’s UW Base Rent of $175,617 is included. The UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes the annual UW Base Rent associated with the McDonald’s pad site.

The following table presents certain information relating to historical leasing at the Town Center at Sterling property:

Historical Leased %(1)

	2016	2017	2018	As of 8/21/2019(2)
Owned Space	90.2%	90.0%	87.4%	87.5%

(1)	As provided by the borrower which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated August 21, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: Town center at Sterling

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Town Center at Sterling property:

Cash Flow Analysis(1)

	2017	2018	TTM 9/30/2019	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$3,201,766	$3,377,477	$3,415,173	$3,525,059	$19.20
Rent Steps	0	0	0	49,938	0.27
Straight Line Rent	0	0	0	36,305	0.20
Gross Up Vacancy	0	0	0	295,185	1.61
Total Rent	$3,201,766	$3,377,477	$3,415,173	$3,906,486	$21.28
Total Reimbursables	900,368	879,416	842,523	899,998	4.90
Other Income(4)	54,165	71,298	62,933	62,933	0.34
Less Vacancy & Credit Loss	(0)	(0)	(0)	(369,350)(5)	($2.01)
Effective Gross Income	$4,156,299	$4,328,191	$4,320,629	$4,500,067	$24.51

Total Operating Expenses	$982,036	$1,006,606	$989,208	$994,115	$5.42

Net Operating Income	$3,174,263	$3,321,585	$3,331,421	$3,505,952	$19.10
TI/LC	0	0	0	183,570	1.00
Capital Expenditures	0	0	0	27,536	0.15
Net Cash Flow	$3,174,263	$3,321,585	$3,331,421	$3,294,846	$17.95

Occupancy	90.0%	87.4%	85.8%	87.5%
NOI Debt Yield	9.4%	9.9%	9.9%	10.4%
NCF DSCR	1.68x	1.76x	1.76x	1.74x

(1)	Certain items such as, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of August 21, 2019 and rent steps through December 1, 2020.

(3)	McDonald’s operates under a 66-year ground lease with a lease expiration of July 24, 2039. McDonald’s UW Base Rent of $175,617 is included in the UW Base Rent.

(4)	Other Income includes temporary tenants’ income, late charges, forfeited deposits, and admin fees.

(5)	Represents the underwritten economic vacancy of 7.7%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Academy Securities Inc., Bancroft Capital, LLC, Drexel Hamilton, LLC, Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.